                                                                       Exhibit 4(a)
                                                                       ------------

                                  SUN INTERNATIONAL HOTELS LIMITED

                                                 and

                               SUN INTERNATIONAL NORTH AMERICA, INC.,

                                              Issuers,

                                                 and

                                     THE GUARANTORS NAMED HEREIN

                                                 and

                                        THE BANK OF NEW YORK,

                                               Trustee

                                          ----------------

                                              INDENTURE

                                     Dated as of August 14, 2001

                                          ----------------

                              8 7/8% Senior Subordinated Notes due 2011

                                                  1

                                        CROSS-REFERENCE TABLE

  TIA                                                                                        Indenture
Section                                                                                       Section
-------                                                                                       -------

310(a)(1)...................................................................................   7.10
   (a)(2)...................................................................................   7.10
   (a)(3)...................................................................................   N.A.
   (a)(4)...................................................................................   N.A.
   (a)(5)...................................................................................   7.10
   (b)   ...................................................................................   7.8;
         ...................................................................................   7.10;
         ...................................................................................   13.2
   (c)   ...................................................................................   N.A.
311(a)   ...................................................................................   7.11
   (b)   ...................................................................................   7.11
   (c)   ...................................................................................   N.A.
312(a)   ...................................................................................   2.5
   (b)   ...................................................................................   13.3
   (c)   ...................................................................................   13.3
313(a)   ...................................................................................   7.6
   (b)(1)...................................................................................   N.A.
   (b)(2)...................................................................................   7.6
   (c)   ...................................................................................   7.6;
         ...................................................................................   13.2
   (d)   ...................................................................................   7.6
314(a)   ...................................................................................   4.7;
         ...................................................................................   4.6
   (b)   ...................................................................................   N.A.
   (c)(1)...................................................................................   2.2;
         ...................................................................................   7.2;
         ...................................................................................   13.4
   (c)(2)...................................................................................   7.2;
         ...................................................................................   13.4
   (c)(3)...................................................................................   N.A
   (d)   ...................................................................................   N.A
   (e)   ...................................................................................   13.5
   (f)   ...................................................................................   N.A.
315(a)   ...................................................................................   7.1(b)
   (b)   ...................................................................................   7.5;
         ...................................................................................   7.6;
         ...................................................................................   13.2
   (c)   ...................................................................................   7.1(a)
   (d)   ...................................................................................   7.2;
         ...................................................................................   6.11;
         ...................................................................................   7.1(c)
   (e)   ...................................................................................   6.14
316(a)(last sentence).......................................................................   2.9

                                                  i

  TIA                                                                                        Indenture
Section                                                                                       Section
-------                                                                                       -------

   (a)(1)(A) ...............................................................................   6.11
   (a)(1)(B) ...............................................................................   6.12
   (a)(2)...................................................................................   N.A.
   (b)   ...................................................................................   6.12;
         ...................................................................................   6.8
317(a)(1)...................................................................................   6.3
   (a)(2)...................................................................................   6.4
   (b)   ...................................................................................   2.4
318(a)   ...................................................................................   13.1

N.A. means Not Applicable

Note:  This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                                 ii

                                                                                                 Page
                                                                                                 ----

                                          TABLE OF CONTENTS

                                                                                                 Page
                                              ARTICLE I
                             DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1  Definitions............................................................................1
             -----------
Section 1.2  Incorporation by Reference of TIA.....................................................27
             ---------------------------------
Section 1.3  Rules of Construction.................................................................28
             ---------------------

                                             ARTICLE II
                                           THE SECURITIES

Section 2.1  Form and Dating.......................................................................29
             ---------------
Section 2.2  Execution and Authentication..........................................................29
             ----------------------------
Section 2.3  Registrar and Paying Agent............................................................30
             --------------------------
Section 2.4  Paying Agent to Hold Assets in Trust..................................................31
             ------------------------------------
Section 2.5  Securityholder Lists..................................................................32
             --------------------
Section 2.6  Transfer and Exchange.................................................................32
             ---------------------
Section 2.7  Replacement Securities................................................................39
             ----------------------
Section 2.8  Outstanding Securities................................................................40
             ----------------------
Section 2.9  Treasury Securities...................................................................40
             -------------------
Section 2.10  Temporary Securities.................................................................40
              --------------------
Section 2.11  Cancellation.........................................................................41
              ------------
Section 2.12  Defaulted Interest...................................................................41
              ------------------
Section 2.13  CUSIP Numbers........................................................................42
              -------------
Section 2.14  .....................................................................................42

                                             ARTICLE III
                                             REDEMPTION

Section 3.1  Right of Redemption...................................................................43
             -------------------
Section 3.2  Redemption Pursuant to Gaming Laws....................................................44
             ----------------------------------
Section 3.3  Notices to Trustee....................................................................45
             ------------------
Section 3.4  Selection of Securities to Be Redeemed................................................45
             --------------------------------------
Section 3.5  Notice of Redemption..................................................................46
             --------------------
Section 3.6  Effect of Notice of Redemption........................................................47
             ------------------------------
Section 3.7  Deposit of Redemption Price...........................................................47
             ---------------------------
Section 3.8  Securities Redeemed in Part...........................................................48
             ---------------------------

                                             ARTICLE IV
                                              COVENANTS

Section 4.1  Payment of Securities.................................................................48
             ---------------------
Section 4.2  Maintenance of Office or Agency.......................................................49
             -------------------------------
Section 4.3  Limitation on Restricted Payments.....................................................49
             ---------------------------------
Section 4.4  Corporate Existence...................................................................51
             -------------------

                                                 iii

                                                                                                 Page
                                                                                                 ----

Section 4.5  Payment of Taxes and Other Claims.....................................................51
             ---------------------------------
Section 4.6  Compliance Certificate; Notice of Default.............................................52
             -----------------------------------------
Section 4.7  Reports...............................................................................52
             -------
Section 4.8  Waiver of Stay, Extension or Usury Laws...............................................53
             ---------------------------------------
Section 4.9  Limitation on Transactions with Affiliates............................................53
             ------------------------------------------
Section 4.10  Limitation on Incurrence of Additional
              --------------------------------------
                      Indebtedness and Disqualified Capital Stock..................................54
                      -------------------------------------------
Section 4.11  Limitation on Dividends and Other Payment
              ------------------------------------------
                      Restrictions Affecting Subsidiaries..........................................55
                      -----------------------------------
Section 4.12  Limitation on Liens Securing Indebtedness............................................56
              -----------------------------------------
Section 4.13  Limitation on Sale of Assets and
              ---------------------------------
                      Subsidiary Stock.............................................................56
                      ----------------
Section 4.14  Limitation on Layering Indebtedness..................................................62
              -----------------------------------
Section 4.15  Limitation on Lines of Business......................................................62
              -------------------------------
Section 4.16  Limitation on Status as Investment Company...........................................62
              ------------------------------------------
Section 4.17  Future Subsidiary Guarantors.........................................................62
              ----------------------------
Section 4.18  Payment for Consent..................................................................62
              -------------------
Section 4.19  Suspended Covenants..................................................................63
              -------------------
Section 4.20  Payment of Additional Amounts........................................................63
              -----------------------------

                                              ARTICLE V
                                        SUCCESSOR CORPORATION

Section 5.1  Limitation on Merger, Sale or Consolidation...........................................65
             ----------------------------- -------------
Section 5.2  Successor Corporation Substituted.....................................................66
             ---------------------------------
Section 5.3  Limitation on Merger, Sale or
             ------------------------------
                     Consolidation of SINA.........................................................67
                     ---------------------

                                             ARTICLE VI
                                   EVENTS OF DEFAULT AND REMEDIES

Section 6.1  Events of Default.....................................................................68
             -----------------
Section 6.2  Acceleration of Maturity Date; Rescission
             -----------------------------------------
                     and Annulment.................................................................70
                     -------------
Section 6.3  Collection of Indebtedness and Suits
             -------------------------------------
                     for Enforcement by Trustee....................................................71
                     --------------------------
Section 6.4  Trustee May File Proofs of Claim......................................................72
             --------------------------------
Section 6.5  Trustee May Enforce Claims Without
             ----------------------------------
                     Possession of Securities......................................................73
                     ------------------------
Section 6.6  Priorities............................................................................73
             ----------
Section 6.7  Limitation on Suits...................................................................74
             -------------------
Section 6.8  Unconditional Right of Holders to
             ----------------------------------
                     Receive Principal, Premium and Interest.......................................75
                     ---------------------------------------
Section 6.9  Rights and Remedies Cumulative........................................................75
             ------------------------------
Section 6.10  Delay or Omission Not Waiver.........................................................76
              ----------------------------
Section 6.11  Control by Holders...................................................................76
              ------------------

                                                 iv

                                                                                                 Page
                                                                                                 ----

Section 6.12  Waiver of Past Default...............................................................76
              ----------------------
Section 6.13  Undertaking for Costs................................................................77
              ---------------------
Section 6.14  Restoration of Rights and Remedies...................................................77
              ----------------------------------

                                             ARTICLE VII
                                               TRUSTEE

Section 7.1  Duties of Trustee.....................................................................78
             -----------------
Section 7.2  Rights of Trustee.....................................................................80
             -----------------
Section 7.3  Individual Rights of Trustee..........................................................81
             ----------------------------
Section 7.4  Trustee's Disclaimer..................................................................81
             --------------------
Section 7.5  Notice of Default.....................................................................81
             -----------------
Section 7.6  Reports by Trustee to Holders.........................................................82
             -----------------------------
Section 7.7  Compensation and Indemnity............................................................82
             --------------------------
Section 7.8  Replacement of Trustee................................................................83
             ----------------------
Section 7.9  Successor Trustee by Merger, Etc......................................................85
             ---------------------------------
Section 7.10  Eligibility; Disqualification........................................................85
              -----------------------------
Section 7.11  Preferential Collection of Claims
              ---------------------------------
                      against Issuers..............................................................85
                      ---------------

                                            ARTICLE VIII
                              LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.1  Option to Effect Legal Defeasance
             ----------------------------------
                     or Covenant Defeasance........................................................85
                     ----------------------
Section 8.2  Legal Defeasance and Discharge........................................................85
             ------------------------------
Section 8.3  Covenant Defeasance...................................................................86
             -------------------
Section 8.4  Conditions to Legal or Covenant Defeasance............................................87
             ------------------------------------------
Section 8.5  Deposited Cash and U.S. Government
             -----------------------------------
                     Obligations to Be Held in Trust;
                     --------------------------------
                     Other Miscellaneous Provisions................................................88
                     ------------------------------
Section 8.6  Repayment to Issuers..................................................................89
             --------------------
Section 8.7  Reinstatement.........................................................................90
             -------------

                                             ARTICLE IX
                                 AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.1  Supplemental Indentures Without Consent
             ---------------------------------------
                     of Holders....................................................................90
                     ----------
Section 9.2  Amendments, Supplemental Indentures
             -----------------------------------
                     and Waivers with Consent of Holders...........................................91
                     -----------------------------------
Section 9.3  Compliance with TIA...................................................................93
             -------------------
Section 9.4  Revocation and Effect of Consents.....................................................93
             ---------------------------------
Section 9.5  Notation on or Exchange of Securities.................................................94
             -------------------------------------
Section 9.6  Trustee to Sign Amendments, Etc.......................................................94
             --------------------------------

                                                  v

                                                                                                 Page
                                                                                                 ----

                                              ARTICLE X
                                     RIGHT TO REQUIRE REPURCHASE

Section 10.1  Repurchase of Securities at Option
              ----------------------------------
                      of the Holder upon Change of Control.........................................95
                      ------------------------------------

                                             ARTICLE XI
                                             GUARANTEES

Section 11.1  Guarantees...........................................................................98
              ----------
Section 11.2  Execution and Delivery of Guarantee.................................................100
              -----------------------------------
Section 11.3  Certain Bankruptcy Events...........................................................100
              -------------------------
Section 11.4  Limitation on Merger, Consolidation,
              ------------------------------------
                      Etc. of Guarantors..........................................................100
                      ------------------
Section 11.5  Future Guarantors...................................................................101
              -----------------

                                             ARTICLE XII
                                            SUBORDINATION

Section 12.1  Securities Subordinated to Senior Debt..............................................102
              --------------------------------------
Section 12.2  No Payment on Securities in Certain
              -----------------------------------
                      Circumstances...............................................................102
                      -------------
Section 12.3  Securities Subordinated to Prior
              --------------------------------
                      Payment of All Senior Debt on Dissolution,
                      ------------------------------------------
                      Liquidation or Reorganization...............................................104
                      -----------------------------
Section 12.4  Securityholders to Be Subrogated to
              -----------------------------------
                      Rights of Holders of Senior Debt............................................105
                      --------------------------------
Section 12.5  Obligations of the Issuers Unconditional............................................106
              ----------------------------------------
Section 12.6  Trustee Entitled to Assume Payments
              -----------------------------------
                      Not Prohibited in Absence of Notice.........................................107
                      -----------------------------------
Section 12.7  Application by Trustee of Assets
              --------------------------------
                      Deposited with It...........................................................107
                      -----------------
Section 12.8  Subordination Rights Not Impaired by
              ------------------------------------
                      Acts or Omissions of the Issuers,
                      ---------------------------------
                      Guarantors or Holders of Senior Debt,
                      -------------------------------------
                      Etc.; Modifications.........................................................107
                      -------------------
Section 12.9  Securityholders Authorize Trustee
              ---------------------------------
                      to Effectuate Subordination of Securities...................................108
                      -----------------------------------------
Section 12.10  Right of Trustee to Hold Senior Debt...............................................109
               ------------------------------------
Section 12.11  Article XII Not to Prevent Events of Default.......................................109
               --------------------------------------------
Section 12.12  No Fiduciary Duty of Trustee
               ----------------------------
                           to Holders of Senior Debt..............................................109
                           -------------------------

                                                 vi

                                            ARTICLE XIII
                                            MISCELLANEOUS

Section 13.1  TIA Controls........................................................................110
              ------------
Section 13.2  Notices.............................................................................110
              -------
Section 13.3  Communications by Holders with Other Holders........................................111
              --------------------------------------------
Section 13.4  Certificate and Opinion as to Conditions Precedent..................................111
              --------------------------------------------------
Section 13.5  Statements Required in Certificate or Opinion.......................................112
              ---------------------------------------------
Section 13.6  Rules by Trustee, Paying Agent, Registrar...........................................112
              -----------------------------------------
Section 13.7  Legal Holidays......................................................................112
              --------------
Section 13.8  Governing Law.......................................................................113
              -------------
Section 13.9  No Adverse Interpretation of Other Agreements.......................................113
              ---------------------------------------------
Section 13.10  No Recourse Against Others.........................................................113
               --------------------------
Section 13.11  Successors.........................................................................114
               ----------
Section 13.12  Duplicate Originals................................................................114
               -------------------
Section 13.13  Severability.......................................................................114
               ------------
Section 13.14  Table of Contents, Headings, Etc...................................................114
               ---------------------------------

                                              EXHIBITS

Exhibit A - Form of Note
Exhibit B - Form of Guarantee

                                                 vii

                  INDENTURE, dated as of August 14, 2001, among Sun
International Hotels Limited, an international business company organized under the laws of the Commonwealth of The Bahamas ("Sun
                                                              ---
International"), Sun International North America, Inc., a
-------------
Delaware corporation and a wholly owned subsidiary of Sun
International ("SINA" and, together with Sun International, the
                ----
"Issuers"), the Guarantors referred to below and The Bank of New
 -------
York, a New York banking corporation, as Trustee.

                  Each party hereto agrees as follows for the benefit of
each other party and for the equal and ratable benefit of the
Holders of the Issuer's 8 7/8% Senior Subordinated Notes due 2011:

                                              ARTICLE I

                             DEFINITIONS AND INCORPORATION BY REFERENCE

                  Section 1.1  Definitions.
                               -----------

                  "Acceleration Notice" shall have the meaning specified
                   -------------------
in Section 6.2.

                  "Acquired Indebtedness" means Indebtedness or
                   ---------------------
Disqualified Capital Stock of any person existing at the time such person becomes a Subsidiary of either of the Issuers or is merged or consolidated into or with either of the Issuers or any of their Subsidiaries.

                  "Acquisition" means the purchase or other acquisition
                   -----------
of any person or all or substantially all the assets of any
person by any other person, or the acquisition of assets that constitute all or substantially all of an operating unit of
business, whether by purchase, merger, consolidation, or other transfer, and whether or not for consideration.

                  "Additional Amounts" shall have the meaning specified
                   ------------------
in Section 4.20.

                  "Additional Securities" means additional Securities
                   ---------------------
which may be issued after the Issue Date pursuant to this
Indenture (other than pursuant to the Exchange Offer or otherwise in exchange for or in replacement of outstanding Securities).
All references herein to "Securities" shall be deemed to include
Additional Securities.

                  "Affiliate" means any person directly or indirectly
                   ---------
controlling or controlled by or under direct or indirect common control with Sun International.  For purposes of this definition,

                                                  1

the term "control" means the power to direct the management and policies of a person, directly or through one or more
intermediaries, whether through the ownership of voting
securities, by contract, or otherwise, provided, that, with
respect to ownership interest in Sun International and its
Subsidiaries a Beneficial Owner of 10% or more of the total
voting power normally entitled to vote in the election of
directors, managers or trustees, as applicable, shall for such purposes be deemed to constitute control.

                  "Affiliate Transaction" shall have the meaning
                   ---------------------
specified in Section 4.9.

                  "Agent" means any Registrar, Paying Agent or co-
                   -----
Registrar.

                  "Allowed Non-Recourse Indebtedness" means Indebtedness
                   ---------------------------------
(a) as to which neither of the Issuers nor any of their
Subsidiaries (1) provide credit support of any kind (including any undertaking, agreement or instrument that would constitute
Indebtedness), (2) is directly or indirectly liable (as a
guarantor or otherwise), or (3) constitutes the lender, and (b)
no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an
Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any Indebtedness of the Issuers or any of their Subsidiaries to declare a default on such Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

                  "Applicable Procedures" means, with respect to any
                   ---------------------
transfer or exchange of or for beneficial interests in any Global
Security, the rules and procedures of the Depository, Euroclear and Clearstream that apply to such transfer or exchange at the relevant time.

                  "Asset Sale" shall have the meaning specified in
                   ----------
Section 4.13.

                  "Asset Sale Offer" shall have the meaning specified in
                   ----------------
Section 4.13.

                  "Asset Sale Offer Amount" shall have the meaning
                   -----------------------
specified in Section 4.13.

                  "Asset Sale Offer Price" shall have the meaning
                   ----------------------
specified in Section 4.13.

                                                  2

                  "Average Life" means, as of the date of determination,
                   ------------
with respect to any security or instrument, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal (or redemption) payment of such security or instrument and (b) the amount of each such respective principal (or redemption) payment by (ii) the sum of all such principal (or redemption) payments.

                  "Bankruptcy Law" means Title 11, U.S. Code or any
                   --------------
similar United States Federal, state or foreign law for the
relief of debtors.

                  "Beneficial Owner" or "beneficial owner" has the
                   --------------------------------------
meaning attributed to it in Rules 13d-3 and 13d-5 under the
Exchange Act (as in effect on the Issue Date), whether or not applicable.

                  "Board of Directors" means, with respect to any person,
                   ------------------
the Board of Directors of such person or any committee of the
Board of Directors of such person authorized, with respect to any particular matter, to exercise the power of the Board of
Directors of such person.

                  "Board Resolution" means, with respect to any person, a
                   ----------------
duly adopted resolution of the Board of Directors of such person.

                  "Business Day" means each Monday, Tuesday, Wednesday,
                   ------------
Thursday and Friday which is not a day on which banking
institutions in New York, New York or the New York Stock Exchange
are authorized or obligated by law or executive order to close.

                  "Capital Stock" means, with respect to any corporation,
                   -------------
any and all shares, interests, rights to purchase (other than convertible or exchangeable Indebtedness that is not otherwise itself capital stock), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

                  "Capitalized Lease Obligation" means, as applied to any
                   ----------------------------
person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental
obligations of such person, as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such
person.

                                                  3

                  "Cash" or "cash" means such coin or currency of the
                   ----      ----
United States of America as at the time of payment shall be legal tender for the payment of public or private debts.

                  "Cash Equivalent" means (a) (i) securities issued or
                   ---------------
directly and fully guaranteed or insured by the United States of
America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (ii) time deposits and certificates of deposit of any domestic commercial bank of recognized standing having capital and surplus in excess of $500 million or (iii)
commercial paper issued by others rated at least A-1 or the
equivalent thereof by Standard & Poor's Corporation or at least
P-1 or the equivalent thereof by Moody's Investors Service, Inc., and in the case of each of (i), (ii) and (iii) above maturing within one year after the date of acquisition or (b) shares of money market mutual funds or similar funds having assets in
excess of $500 million.

                  "Change of Control" means (i) any sale, transfer or
                   -----------------
other conveyance, whether direct or indirect, of all or
substantially all of the assets, on a consolidated basis, of Sun
International, in one transaction or a series of related
transactions (in each case other than to a person that is a
Permitted Holder); (ii) any merger or consolidation of Sun
International with or into any person if, immediately after
giving effect to such transaction, any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) (other than one or more Permitted Holders) is or becomes the "beneficial owner,"
directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the
surviving entity or entities; (iii) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) (other than one or more Permitted Holders) is or becomes the "beneficial owner,"
directly or indirectly, of more than 50% of the total voting power in the aggregate of all classes of Capital Stock of Sun
International then outstanding normally entitled to vote in
elections of directors; (iv) during any period of 12 consecutive months after the Issue Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of
Sun International (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of Sun International was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or

                                                  4

nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Sun
International then in office; or (v) the adoption of a plan
relating to the liquidation or dissolution of Sun International.

                  "Change of Control Offer" shall have the meaning
                   -----------------------
specified in Section 10.1.

                  "Change of Control Purchase Date" shall have the
                   -------------------------------
meaning specified in Section 10.1.

                  "Change of Control Purchase Price" shall have the
                   --------------------------------
meaning specified in Section 10.1.

                  "Change of Control Triggering Event" shall be deemed to
                   ----------------------------------
have occurred if either of the Rating Agencies shall downgrade or withdraw their rating of the Securities as a result of, or, in any case, within 90 days of, a Change of Control.

                  "Clearstream" means Clearstream Banking Luxembourg, or
                   -----------
its successors.

                  "Consolidated Coverage Ratio" of any person on any date
                   ---------------------------
of determination (a "Transaction Date") means the ratio, on a pro
                     ----------------
forma basis, of (a) the aggregate amount of Consolidated EBITDA of such person attributable to continuing operations and
businesses (exclusive of amounts attributable to operations and businesses permanently discontinued or disposed of) for the
Reference Period to (b) the aggregate Consolidated Fixed Charges of such person (exclusive of amounts attributable to operations and businesses permanently discontinued or disposed of, but only to the extent that the obligations giving rise to such
Consolidated Fixed Charges would no longer be obligations
contributing to such person's Consolidated Fixed Charges
subsequent to the Transaction Date) during the Reference Period;
provided, that for purposes of such calculation, (i) Acquisitions which occurred during the Reference Period or subsequent to the
Reference Period and on or prior to the Transaction Date shall be assumed to have occurred on the first day of the Reference
Period, (ii) transactions giving rise to the need to calculate the Consolidated Coverage Ratio shall be assumed to have occurred on the first day of the Reference Period, (iii) the incurrence or repayment of any Indebtedness or issuance of any Disqualified
Capital Stock during the Reference Period or subsequent to the
Reference Period and on or prior to the Transaction Date (and the application of the proceeds therefrom to the extent used to
refinance or retire other Indebtedness) (other than Indebtedness incurred under any revolving credit facility) shall be assumed to

                                                  5

have occurred on the first day of such Reference Period and (iv)
the Consolidated Fixed Charges of such person attributable to interest on any Indebtedness or dividends on any Disqualified
Capital Stock bearing a floating interest (or dividend) rate shall be computed on a pro forma basis as if the rate in effect on the Transaction Date had been the applicable rate for the entire period, unless such person or any of its Subsidiaries is a party to an Interest Swap or Hedging Obligation (which shall remain in effect for the 12-month period immediately following the Transaction Date) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used.

                  "Consolidated EBITDA" means, with respect to any
                   -------------------
person, for any period, the Consolidated Net Income of such
person for such period adjusted to add thereto (to the extent deducted from net revenues in determining Consolidated Net
Income), without duplication, the sum of (i) Consolidated income tax expense, (ii) Consolidated depreciation and amortization expense, provided that consolidated depreciation and amortization of a Subsidiary that is a less than wholly owned Subsidiary shall only be added to the extent of the equity interest of such person in such Subsidiary, (iii) Consolidated Fixed Charges, less any non-cash interest income, and (iv) consolidated preopening
expenses.

                  "Consolidated Fixed Charges" of any person means, for
                   --------------------------
any period, the aggregate amount (without duplication and
determined in each case in accordance with GAAP) of (a) interest expensed or capitalized, paid, accrued, or scheduled to be paid or accrued (including, in accordance with the following sentence, interest attributable to Capitalized Lease Obligations) of such person and its Consolidated Subsidiaries during such period, including (i) original issue discount and non-cash interest
payments or accruals on any Indebtedness, (ii) the interest
portion of all deferred payment obligations and (iii) all
commissions, discounts and other fees and charges owed with
respect to bankers' acceptances and letters of credit financings and currency and Interest Swap and Hedging Obligations, in each case to the extent attributable to such period, and (b) the
amount of dividends accrued or payable (or guaranteed) by such person or any of its Consolidated Subsidiaries in respect of preferred stock (other than by Subsidiaries of such person to such person or such person's wholly owned Subsidiaries) other than dividends payable solely in shares of Qualified Capital
Stock.  For purposes of this definition, (x) interest on a
Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by Sun International to be

                                                  6

the rate of interest implicit in such Capitalized Lease
Obligation in accordance with GAAP and (y) interest expense
attributable to any Indebtedness represented by the guaranty
(excluding any Investment Guarantee, but including any interest expense or comparable debt service payments with respect to any
Investment Guarantee Indebtedness to the extent such Investment
Guarantee Indebtedness is being serviced by such person or any
Subsidiary of such person) by such person or a Subsidiary of such person of an obligation of another person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.

                  "Consolidated Net Income" means, with respect to any
                   -----------------------
person for any period, the net income (or loss) of such person and its Consolidated Subsidiaries (determined on a consolidated basis in accordance with GAAP) for such period, adjusted to
exclude (only to the extent included in computing such net income
(or loss) and without duplication): (a) all gains or losses which are either extraordinary (as determined in accordance with GAAP), unusual or non-recurring (including any gain or loss from the sale or other disposition of assets or currency transactions outside the ordinary course of business or from the issuance or sale of any capital stock), (b) the net income, if positive, of any person, other than a Consolidated Subsidiary, in which such person or any of its Consolidated Subsidiaries has an interest, except to the extent of the amount of any dividends or
distributions actually paid in cash to such person or a wholly owned Consolidated Subsidiary of such person during such period, but in any case not in excess of such person's pro rata share of such person's net income for such period, (c) the net income or loss of any person acquired in a pooling of interests transaction for any period prior to the date of such acquisition, (d) the net income, if positive, of any of such person's Consolidated
Subsidiaries to the extent that the declaration or payment of dividends or similar distributions is not at the time permitted by operation of the terms of its charter or bylaws or any other agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Consolidated
Subsidiary, except for restrictions under the Credit Agreement and (e) the cumulative effect of a change in accounting
principles.

                  "Consolidated Net Worth" of any person at any date
                   ----------------------
means the aggregate consolidated stockholders' equity of such person (plus amounts of equity attributable to preferred stock)
and its Consolidated Subsidiaries, as would be shown on the
consolidated balance sheet of such person prepared in accordance with GAAP, adjusted to exclude (to the extent included in
calculating such equity), the amount of any such stockholders'

                                                  7

equity attributable to Disqualified Capital Stock or treasury stock of such person and its Consolidated Subsidiaries.

                  "Consolidated Subsidiary" means, for any person, each
                   -----------------------
Subsidiary of such person (whether now existing or hereafter created or acquired) the financial statements of which are
consolidated for financial statement reporting purposes with the financial statements of such person in accordance with GAAP.

                  "Credit Agreement" means the Third Amended and Restated
                   ----------------
Credit Agreement dated as of November 1, 1999 by and among Sun
International Bahamas Limited, Sun International, certain of Sun
International's subsidiaries, certain financial institutions and
The Bank of Nova Scotia, as administrative and collateral agent, providing for a revolving credit facility, including any related notes, guarantees, collateral documents, instruments and
agreements executed in connection therewith, as such credit
agreement and/or related documents may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time whether or not with the same agent, trustee,
representative lenders or holders, and, subject to the proviso to the next succeeding sentence, irrespective of any changes in the terms and conditions thereof.  Without limiting the generality of the foregoing, the term "Credit Agreement" shall include
agreements in respect of Interest Swap and Hedging Obligations entered into for bona fide hedging purposes and not entered into for speculative purposes with lenders party to the Credit
Agreement or their affiliates and shall also include any
amendment, amendment and restatement, renewal, extension,
restructuring, supplement or modification to any Credit Agreement and all refundings, refinancings and replacements of any Credit
Agreement, including any agreement (i) extending or shortening the maturity of any Indebtedness incurred thereunder or
contemplated thereby, (ii) adding or deleting borrowers or
guarantors thereunder, so long as borrowers and issuers include one or more of Sun International and its Subsidiaries and their respective successors and assigns, (iii) increasing the amount of
Indebtedness incurred thereunder or available to be borrowed thereunder, provided that on the date such Indebtedness is
incurred it would not be prohibited by Section 4.10 hereof or
(iv) otherwise altering the terms and conditions thereof in a manner not prohibited by the terms hereof.

                  "Custodian" means any receiver, trustee, assignee,
                   ---------
liquidator, sequestrator or similar official under any Bankruptcy
Law.

                                                  8

                  "Debt Incurrence Ratio" shall have the meaning
                   ---------------------
specified in Section 4.10.

                  "Default" means any event which is, or after notice or
                   -------
passage of time or both would be, an Event of Default.

                  "Definitive Securities" means Securities that are in
                   ---------------------
the form of the Note attached hereto as Exhibit A that do not include the information called for by footnotes 1 and 3 thereof.

                  "Depository" means, with respect to the Securities
                   ----------
issuable or issued in whole or in part in global form, the person specified in Section 2.3 as the Depository with respect to the
Securities, until a successor shall have been appointed and
become such pursuant to the applicable provision of this
Indenture, and, thereafter, "Depository" shall mean or include such successor.

                  "Disqualified Capital Stock" means (i) except as set
                   --------------------------
forth in (ii), with respect to any person, Equity Interests of such person that, by their terms or by the terms of any security into which they are convertible, exercisable or exchangeable, are, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such person or any of its
Subsidiaries, in whole or in part, on or prior to the Stated
Maturity of the Securities and (ii) with respect to any
Subsidiary of such person (other than the Guarantors), any Equity
Interests other than any common equity with no preference,
privileges, or redemption or repayment provisions.
Notwithstanding the foregoing, any Equity Interests that would constitute Disqualified Capital Stock solely because the holders thereof have the right to require such person to repurchase such
Equity Interests upon the occurrence of a change of control or with the proceeds of an asset sale shall not constitute
Disqualified Capital Stock if the terms of such Equity Interests provide that the Issuers may not repurchase or redeem any such
Equity Interests pursuant to such provisions prior to the
Issuers' purchase of the Securities as are required to be
purchased pursuant to the provisions of Section 4.13 and Section
10.1 hereof, as applicable.

                  "Distribution Compliance Period" means the 40-day
                   ------------------------------
restricted period as defined in Regulation S.

                  "Euroclear" means Euroclear Bank S.A./N.V., or its
                   ---------
successor, as operator of the Euroclear system.

                                                  9

                  "Equity Interest" of any person means any shares,
                   ---------------
interests, participations or other equivalents (however
designated) in such person's equity, and shall in any event
include any Capital Stock issued by, or partnership or membership interests in, such person.

                  "Event of Default" shall have the meaning specified in
                   ----------------
Section 6.1.

                  "Event of Loss" means, with respect to any property or
                   -------------
asset, any (i) loss, destruction or damage of such property or asset or (ii) any condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property or asset, or confiscation or requisition of the use of such property or asset.

                  "Exchange Act" means the Securities Exchange Act of
                   ------------
1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  "Exchange Offer" means the offer by the Issuers and the
                   --------------
Guarantors to exchange the Series B Securities and Guarantees thereof for the Original Securities and Guarantees thereof made pursuant to the Registration Rights Agreement.

                  "Exempted Affiliate Transaction" means transactions (i)
                   ------------------------------
solely between or among any of the Issuers and any of the
Guarantors, and (ii) solely between or among any of the Issuers and any of their wholly owned Subsidiaries.

                  "FF&E Indebtedness" means any Indebtedness of a person
                   -----------------
to any seller or other person incurred to finance the acquisition
(including in the case of a Capitalized Lease Obligation, the lease) or improvement of any Gaming Facility or hotel or gaming or hotel related fixtures, furniture or equipment which is
directly related to a Related Business of Sun International and which is incurred concurrently with such acquisition and is
secured only by the assets so financed.

                  "GAAP" means United States generally accepted
                   ----
accounting principles set forth in the opinions and
pronouncements of the Accounting Principles Board of the American
Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in
such other statements by such other entity as approved by a
significant segment of the accounting profession in the United
States as in effect on the Issue Date.

                                                 10

                  "Gaming Authority" means any regulatory body
                   ----------------
responsible for a gaming license held by Sun International or a
Subsidiary of Sun International or any agency (including, without limitation, any agency established by a United States Federally recognized Indian tribe to regulate gaming on such tribe's
reservation) which has, or may at any time after the Issue Date have, jurisdiction over the gaming activities of the Issuers or any Subsidiary of any of the Issuers or any successor to such authority.

                  "Gaming Facility" means any gaming or parimutuel
                   ---------------
wagering establishment and other property or assets directly ancillary thereto or used in connection therewith, including any building, restaurant, hotel, theater, parking facilities, retail shops, land, golf courses and other recreation and entertainment facilities, vessel, barge, ship, and equipment.

                  "Global Security" means a Security that contains the
                   ---------------
paragraph referred to in footnote 1 and the additional schedule referred to in footnote 3 to the form of Security attached hereto as Exhibit A.

                  "Guarantee" shall have the meaning provided in Section
                   ---------
11.1.

                  "Guarantors" means Sun International Bahamas Limited,
                   ----------
Paradise Island Limited, Island Hotel Company Limited, Paradise
Beach Inn Limited, Paradise Enterprises Limited, Paradise
Acquisitions Limited, Sun International Management Limited, Sun
Cove Limited and GGRI, Inc. and any future newly created,
acquired or designated Subsidiary of Sun International.

                  "Holder" or "Securityholder" means the person in whose
                   ------      --------------
name a Security is registered on the Registrar's books.

                  "incur" shall have the meaning specified in Section
                   -----
4.10.

                  "Incurrence Date" shall have the meaning specified in
                   ---------------
Section 4.10.

                  "Indebtedness" of any person means, without
                   ------------
duplication, (a) all liabilities and obligations, contingent or otherwise, of such person to the extent such liabilities and obligations would appear as a liability upon the consolidated balance sheet of such person in accordance with GAAP, (i) in respect of borrowed money (whether or not the recourse of the

                                                 11

lender is to the whole of the assets of such person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, or (iii) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of its business that would constitute ordinarily trade payables to trade creditors,
(b) all liabilities and obligations, contingent or otherwise, of such person (i) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (ii) relating to any
Capitalized Lease Obligation, or (iii) evidenced by a letter of credit or a reimbursement obligation of such person with respect to any letter of credit; (c) all net obligations of such person under Interest Swap and Hedging Obligations; (d) all liabilities and obligations of others of the kind described in the preceding clause (a), (b) or (c) that such person has guaranteed or that is otherwise its legal liability or which are secured by any assets or property of such person, (e) any and all deferrals, renewals, extensions, refinancing and refundings (whether direct or
indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses
(a), (b) or (c), or this clause (e), whether or not between or among the same parties, and (f) all Disqualified Capital Stock of such Person (measured at the greater of its voluntary or
involuntary maximum fixed repurchase price plus accrued and
unpaid dividends). Notwithstanding the foregoing, (1) an
Investment Guarantee shall not constitute Indebtedness and (2)
Investment Guarantee Indebtedness shall constitute Indebtedness.
For purposes hereof, the "maximum fixed repurchase price" of any
Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such
Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be
required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Disqualified Capital Stock, such Fair Market Value to be determined in good faith by the Board of Directors of Sun
International of such Disqualified Capital Stock. The amount of any Indebtedness outstanding as of any date shall be (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount, but the accretion of original issue discount in accordance with the original terms of Indebtedness issued with an original issue discount will not be deemed to be an incurrence and (2) the principal amount thereof, in the case of any other Indebtedness.

                  "Indenture" means this Indenture, as amended or
                   ---------
supplemented from time to time in accordance with the terms
hereof.

                                                 12

                  "Initial Purchasers" means Deutsche Banc Alex. Brown,
                   ------------------
Bear, Stearns & Co. Inc., CIBC World Markets Corp, Banc of
America Securities LLC,  Fleet Securities, Inc., The Royal Bank
of Scotland and Wells Fargo Brokerage Services, LLC.

                  "Interest Payment Date" means the stated due date of an
                   ---------------------
installment of interest on the Securities.

                  "Interest Swap and Hedging Obligation" means any
                   ------------------------------------
obligation of any person pursuant to any interest rate swap
agreement, interest rate cap agreement, interest rate collar agreement, interest rate exchange agreement, currency exchange agreement or any other agreement or arrangement designed to
protect against fluctuations in interest rates or currency
values, including, without limitation, any arrangement whereby, directly or indirectly, such person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such person calculated by applying a fixed or floating rate of interest on the same
notional amount.

                  "Investment" by any person in any other person means
                   ----------
(without duplication) (a) the acquisition (whether by purchase, merger, consolidation or otherwise) by such person (whether for cash, property, services, securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities, including any options or warrants, of such other person or any agreement to make any such
acquisition; (b) the making by such person of any deposit with, or advance, loan or other extension of credit to, such other person (including the purchase of property from another person subject to an understanding or agreement, contingent or
otherwise, to resell such property to such other person) or any commitment to make any such advance, loan or extension (but
excluding accounts receivable or deposits arising in the ordinary course of business); (c) other than (i) guarantees of
Indebtedness of Sun International or any Subsidiary to the extent permitted by Section 4.10, and (ii) Investment Guarantees, the
entering into by such person of any guarantee of, or other credit support or contingent obligation with respect to, Indebtedness or other liability of such other person; (d) the making of any
capital contribution by such person to such other person; (e) the designation by the Board of Directors of Sun International of any
person to be an Unrestricted Subsidiary; and (f) the making by such person or any Subsidiary of such person of any Investment
Guarantee Payment.  Sun International shall be deemed to make an
Investment in an amount equal to the fair market value of the net

                                                 13

assets of any subsidiary (or, if neither Sun International nor any of its Subsidiaries has theretofore made an Investment in such subsidiary, in an amount equal to the Investments being made), at the time that such subsidiary is designated an
Unrestricted Subsidiary, and any property transferred to an
Unrestricted Subsidiary from Sun International or a Subsidiary shall be deemed an Investment valued at its fair market value at the time of such transfer.

                  "Investment Grade Rating" means a rating equal to or
                   -----------------------
higher than Baa3 (or the equivalent) by Moody's (or any successor to the rating agency business thereof) or BBB- (or the
equivalent) by S&P (or any successor to the rating agency
business thereof).

                  "Investment Grade Status" means any time at which the
                   -----------------------
ratings of the Securities by both Moody's (or any successor to the rating agency business thereof) and S&P (or any successor to the rating agency business thereof) are Investment Grade Ratings.

                  "Investment Guarantee" means (1) any guarantee (with
                   --------------------
full rights of subrogation), directly or indirectly, by the
Issuers or any Guarantor of Indebtedness of a Permitted Joint
Venture, (2) any guarantee (with full rights of subrogation), directly or indirectly, by the Issuers or any Guarantor of
Indebtedness of any person to whom any of the Issuers or the
Guarantors provide management services pursuant to a Management
Services Agreement, which Indebtedness matures by its terms prior to the time (if any) that such Management Services Agreement is scheduled to expire,(3) any guarantee (with full rights of
subrogation), directly or indirectly, by the Issuers or any
Guarantor of Indebtedness of any person to whom any of the
Issuers, the Guarantors or TCA provides management services or development services pursuant to a Native American Services
Agreement, which Indebtedness matures by its terms prior to the time (if any) that such Native American Services Agreement is scheduled to expire, or (4) any direct or indirect completion guarantee by the Issuers or any Guarantor, which terminates or expires by its terms prior to the time (if any) that the
applicable Native American Services Agreement is scheduled to expire, in connection with any development services or management services provided by any of the Issuers, the Guarantors or TCA, as applicable, pursuant to such Native American Services
Agreement; provided that in the case of each of (1), (2), (3) and
(4), at the time such guarantee is incurred or such completion guarantee is entered into, the Issuers and the Guarantors are permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio contained in Section 4.10.

                                                 14

                  "Investment Guarantee Indebtedness" of any Issuer or
                   ---------------------------------
Guarantor means any Indebtedness of another person guaranteed by such Issuer or Guarantor pursuant to an Investment Guarantee, on and after the time such Issuer or Guarantor makes any interest or comparable debt service payment with respect to such guaranteed
Indebtedness.

                  "Investment Guarantee Payments" means, without
                   -----------------------------
duplication, (1)any payments made pursuant to any Investment
Guarantee, or (2) the full amount of any Investment Guarantee if, at any time, the person whose Indebtedness is guaranteed by such
Investment Guarantee ceases to constitute a Permitted Joint
Venture as a result of a decline in the Issuers' or Guarantor's ownership interest to less than 35% as a result of a sale,
transfer or other disposition of Capital Stock of such person by the Issuers or any Guarantor, or (3) the full amount of any
Investment Guarantee if, at any time, the Management Services
Agreement or Native American Services Agreement with respect to the person whose Indebtedness is guaranteed by such Investment
Guarantee is terminated without a concurrent replacement thereof that has an expiration after the maturity of all Indebtedness of such person guaranteed by any of the Issuers or the Guarantors.

                  "Issue Date" means the date of first issuance of the
                   ----------
Securities under the Indenture.

                  "Issuer" means each party named as such in this
                   ------
Indenture until a successor replaces it pursuant to the Indenture and thereafter means such successor.

                  "Issuers Request or Issuers Order" means a written
                   --------------------------------
request or order signed in the name of the Issuers by two
Officers of both Issuers.

                  "Junior Security" means any Qualified Capital Stock and
                   ---------------
any Indebtedness of an Issuer or a Guarantor, as applicable, that
(i) is subordinated in right of payment to Senior Debt at least to the same extent as the Securities or the Guarantee, as
applicable, (ii) has no scheduled installment of principal due, by redemption, sinking fund payment or otherwise, on or prior to the Stated Maturity of the Securities, (iii) does not have
covenants or default provisions materially more beneficial to the holders of the Securities than those in effect with respect to the Securities on the Issue Date and (iv) was authorized by an order or decree of a court of competent jurisdiction that gave effect to (and states in such order or decree that effect has been given to) the subordination of such securities to all Senior
Debt of the applicable Issuer or Guarantor not paid in full in

                                                 15

cash or Cash Equivalents in connection with such reorganization;
provided that all such Senior Debt is assumed by the reorganized corporation and the rights of the holders of any such Senior Debt are not, without the consent of such holders, altered by such reorganization, which consent shall be deemed to have been given if the holders of such Senior Debt, individually or as a class, shall have approved such reorganization.

                  "Legal Holiday" shall have the meaning provided in
                   -------------
Section 13.7.

                  "Lien" means any mortgage, charge, pledge, lien
                   ----
(statutory or otherwise), privilege, security interest,
hypothecation or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired.

                  "Liquidated Damages" shall have the meaning specified
                   ------------------
in the Registration Rights Agreement.

                  "Management Services Agreement" means any written
                   -----------------------------
agreement (other than a Native American Services Agreement)
pursuant to which the Issuers or any Guarantor provides or will provide management services in connection with a Gaming Facility and/or a hotel facility and related amenities.

                  "Maturity Date," when used with respect to any
                   -------------
Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at
Stated Maturity, a Change of Control Purchase Date, a purchase date with respect to an Asset Sale Offer or by declaration of acceleration, call for redemption or otherwise.

                  "Moody's" means Moody's Investor Services, Inc.
                   -------

                  "Native American Services Agreement" means any written
                   ----------------------------------
agreement pursuant to which the Issuers, any Guarantor or TCA provides or will provide development services or management
services in connection with a Gaming Facility operated by a
Native North American Tribe or agency or instrumentality
thereof, provided that such Issuer or Guarantor or TCA has
obtained a customary opinion from outside counsel that such
agreement is enforceable.

                  "Net Cash Proceeds" means the aggregate amount of Cash
                   -----------------
or Cash Equivalents received by Sun International in the case of a sale of Qualified Capital Stock and by Sun International and its Subsidiaries in respect of an Asset Sale plus, in the case of

                                                 16

an issuance of Qualified Capital Stock upon any exercise,
exchange or conversion of securities (including options,
warrants, rights and convertible or exchangeable debt) of Sun
International that were issued for cash on or after the Issue
Date, the amount of cash originally received by Sun International upon the issuance of such securities (including options,
warrants, rights and convertible or exchangeable debt) less, in each case, the sum of all payments, fees, commissions and
reasonable and customary expenses (including, without limitation, the fees and expenses of legal counsel and investment banking fees and expenses) incurred in connection with such Asset Sale or sale of Qualified Capital Stock, and, in the case of an Asset
Sale only, less the amount (estimated reasonably and in good faith by Sun International) of income, franchise, sales and other applicable taxes required to be paid by Sun International or any of its respective Subsidiaries in connection with such Asset
Sale.

                  "Non-Recourse Indebtedness" means Indebtedness of a
                   -------------------------
person to the extent that under the terms thereof or pursuant to applicable law (i) no personal recourse shall be had against such person for the payment of the principal of or interest or
premium, if any, on such Indebtedness, and (ii) enforcement of obligations on such Indebtedness is limited only to recourse against interests in property purchased with the proceeds of the incurrence of such Indebtedness and as to which none of the
Issuers or any of its Subsidiaries provides any credit support or is liable.

                  "Non-Strategic Real Estate" means (i) any real estate
                   -------------------------
on Paradise Island in the Bahamas, other than the real estate upon which the Atlantis Resort & Casino property is located, and
(ii) any real property in and around Atlantic City, New Jersey, other than the Resorts Casino Hotel, the former site of the
Chalfonte Hotel and any other real estate contiguous to such sites.

                  "Offering Memorandum" means the Offering Memorandum of
                   -------------------
the Issuers dated August 9, 2001 with respect to the Securities.

                  "Officer" means, with respect to the Issuers, the
                   -------
Chairman of the Board, the Chief Executive Officer, the
President, any Vice President, the Chief Financial Officer, the
Treasurer, the Controller, or the Secretary or Assistant
Secretary.

                  "Officers' Certificate" means, with respect to the
                   ---------------------
Issuers or any Guarantor, a certificate signed by two Officers of

                                                 17

both of the Issuers or such Guarantor and otherwise complying with the requirements of Sections 13.4 and 13.5.

                  "Opinion of Counsel" means a written opinion from legal
                   ------------------
counsel to the Issuers complying with the requirements of
Sections 13.4 and 13.5.  Unless otherwise required by this
Indenture, the counsel may be in-house counsel to the Issuers.

                  "Original Securities" means the 8 7/8% Senior
                   -------------------
Subordinated Securities due 2011, as amended and supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture on the Issue Date.

                  "Paying Agent" shall have the meaning specified in
                   ------------
Section 2.3.

                  "Permitted Holder" means Solomon Kerzner, his immediate
                   ----------------
family or a trust or similar entity existing solely for his
benefit or for the benefit of his immediate family.

                  "Permitted Indebtedness" means Indebtedness incurred as
                   ----------------------
follows:

                           (a)  the Issuers and the Guarantors may incur
(i) Indebtedness pursuant to the Credit Agreement up to an
aggregate principal amount outstanding  (including any
Indebtedness issued to refinance, refund or replace such
Indebtedness) pursuant to this clause (a) at any time of $350 million (excluding any amounts with respect to Interest Swap and
Hedging Obligations), minus the amount of any such Indebtedness retired with Net Cash Proceeds from any Asset Sale or assumed by a transferee in an Asset Sale (provided any commitment in respect of such Indebtedness is permanently reduced) and (ii) the Issuers and the Guarantors may incur Indebtedness with respect to
Interest Swap and Hedging Obligations entered into for bona fide hedging purposes and not entered into for speculative purposes;

                           (b)  the Issuers and the Guarantors may incur
Indebtedness evidenced by the Securities and the Guarantees and represented by this Indenture up to the amounts issued on the
Issue Date;

                           (c)  the Issuers and the Guarantors may incur FF&E
Indebtedness on or after the Issue Date, provided, that (i) such
FF&E Indebtedness is Non-Recourse Indebtedness and (ii) such
Indebtedness shall not constitute more than 100% of the cost
(determined in accordance with GAAP) to the Issuers or such

                                                 18

Guarantor, as applicable, of the property so purchased or leased or the cost of the relevant improvements;

                           (d)  the Issuers and the Guarantors may incur
Indebtedness solely in respect of bankers acceptances and
performance bonds (to the extent that such incurrence does not result in the incurrence of any obligation to repay any
obligation relating to borrowed money of others), all in the ordinary course of business in accordance with customary industry practices, in amounts and for the purposes customary in their industry;

                           (e)  the Issuers may incur Indebtedness to any
wholly owned Subsidiary, and any wholly owned Subsidiary may incur Indebtedness to any other wholly owned Subsidiary or to an
Issuer; provided, that, in the case of Indebtedness of the
Issuers (other than Indebtedness that is required to be pledged to the lenders under the Credit Agreement), such obligations shall be unsecured and subordinated in all respects to the
Issuers' obligations pursuant to the Securities, and the date of any event that causes a Subsidiary to no longer be a wholly owned
Subsidiary shall be an Incurrence Date;

                           (f)  the Issuers and the Guarantors may incur
Investment Guarantee Indebtedness; and

                           (g)  the Issuers and their Subsidiaries, as
applicable, may incur Refinancing Indebtedness with respect to any Indebtedness or Disqualified Capital Stock, as applicable, described in clauses (b),(f) and (g) of this definition or
incurred under the Debt Incurrence Ratio contained in Section
4.10 or which is outstanding on the Issue Date so long as such
Refinancing Indebtedness is secured only by the assets that
secured the Indebtedness so refinanced or otherwise replaced.

                  "Permitted Investment" means (a) any Investment in any
                   --------------------
of the Securities; (b) any Investment in Cash Equivalents; (c)
any Investment in intercompany notes to the extent permitted under clause (e) of the definition of "Permitted Indebtedness";
(d) any Investment in a person in a Related Business who, after such Investment, becomes a Subsidiary of an Issuer and a
Guarantor of the Securities; (e) any Investment in any property or assets to be used by an Issuer or Guarantor in a Related
Business; (f) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.13 hereof; (g) Investments by the Issuers or any Guarantor in one or more persons engaged in a
Related Business, provided, that (1) after giving pro forma

                                                 19

effect to each such Investment, the aggregate amount of all such
Investments made on and after the Issue Date pursuant to this clause (g) that are outstanding (less an amount (not to exceed the aggregate amount of Investments previously made pursuant to this clause (g)) equal to the net reduction in such Investments resulting from any dividends, repayment of loans or advances or other transfers of assets to the Issuers or any Guarantor or the proceeds realized on sale of such Investments or representing the return of capital or the satisfaction or reduction (other than by means of payments by the Issuers or any Subsidiary) of
obligations of other persons which have been guaranteed by the
Issuers or any Guarantor or the release or expiration of any such guarantee; provided that the amount of anything credited pursuant to this clause shall not exceed its Fair Market Value at the time of transfer) at any time does not in the aggregate exceed $85 million (measured by the value attributed to the Investment at the time made or returned, as applicable), and (2) at the time of such Investment, the Issuers and the Guarantors are permitted to incur at least $1.00 of additional Indebtedness pursuant to the
Debt Incurrence Ratio of Section 4.10 hereof; (h) Investments in one or more persons made by the Issuers or any Guarantor in
connection with a Gaming Facility to be developed in the Catskill region of New York pursuant to a Native American Services
Agreement with the Stockbridge-Munsee Band of Mohican Indians or in connection with any Gaming Facility developed with or managed on behalf of any Native North American tribe or any agency or instrumentality thereof pursuant to a Native American Services
Agreement, provided that (1) after giving pro forma effect to each such Investment, the aggregate amount of all such
Investments made on and after the Issue Date pursuant to this clause (h) that are outstanding (less an amount (not to exceed the aggregate amount of Investments previously made pursuant to this clause (h)) equal to the net reduction in such investments resulting from any dividends, repayment of loans or advances or other transfers of assets to the Issuers or any Guarantor or the proceeds realized on sale of such Investments or representing the return of capital or the satisfaction or reduction (other than by means of payments by the Issuers or any Subsidiary) of
obligations of other persons which have been guaranteed by the
Issuers or any Guarantor or the release or expiration of any such guarantee; provided that the amount of anything credited pursuant to this clause shall not exceed its Fair Market Value at the time of transfer) at any time does not in the aggregate exceed $50 million (measured by the value attributed to the Investment at the time made or returned, as applicable), and (2) at the time of such Investment, the Issuers and the Guarantors are permitted to incur at least $1.00 of additional Indebtedness pursuant to the
Debt Incurrence Ratio of Section 4.10 hereof; and (i) any

                                                 20

Investments solely in exchange for the issuance of Qualified
Capital Stock.

                  "Permitted Joint Venture" means a person primarily
                   -----------------------
engaged or preparing to engage in a Related Business as to which one of the Issuers or a Guarantor owns at least 35% of the shares of Capital Stock (including at least 35% of the total voting power thereof) of such person.

                  "Permitted Lien" means (a) any Lien securing the
                   --------------
Securities; (b) any Lien securing Indebtedness of a person
existing at the time such person becomes a Subsidiary or is
merged with or into either of the Issuers or a Subsidiary of either of the Issuers or Liens securing Indebtedness incurred in connection with an Acquisition, provided that such Liens were in existence prior to the date of such acquisition, merger or
consolidation, were not incurred in anticipation thereof, and do not extend to any other assets; (c) any Lien in favor of either of the Issuers or any Guarantor; and (d) any Lien arising from
FF&E Indebtedness permitted to be incurred under clause (c) of the definition of "Permitted Indebtedness", provided such Lien relates solely  to the property which is subject to such FF&E
Indebtedness.

                  "person" means any individual, limited liability
                   ------
company, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or
government or other agency or political subdivision thereof.

                  "principal" of any Indebtedness (including the
                   ---------
Securities) means the principal of such Indebtedness plus any applicable premium, if any, on such Indebtedness.

                  "Property" or "property" means any right or interest in
                   --------      --------
or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible, intangible, contingent, indirect or direct.

                  "Qualified Capital Stock" means any Capital Stock of
                   -----------------------
Sun International that is not Disqualified Capital Stock.

                  "Qualified Equity Offering" means (1) an underwritten
                   -------------------------
registered public offering of Ordinary Shares of Sun
International for cash, other than pursuant to Form S-8 (or any successor thereto) and other than Ordinary Shares of Sun
International issued pursuant to employee benefit plans or as compensation to employees, and (2) an unregistered offering of

                                                 21

Ordinary Shares of Sun International for cash resulting in net proceeds to Sun International in excess of $50 million.

                  "Qualified Exchange" means any legal defeasance,
                   ------------------
redemption, retirement, repurchase or other acquisition of
Capital Stock or Indebtedness of Sun International issued on or after the Issue Date with the Net Cash Proceeds received by Sun
International from the substantially concurrent sale of Qualified
Capital Stock or any exchange of Qualified Capital Stock for any
Capital Stock or Indebtedness of Sun International outstanding on or issued on or after the Issue Date.

                  "Rating Agencies" means S&P and Moody's or any
                   ---------------
successor to the respective rating agency businesses thereof.

                  "Record Date" means a Record Date specified in the
                   -----------
Securities whether or not such Record Date is a Business Day.

                  "Redemption Date," when used with respect to any
                   ---------------
Security to be redeemed, means the date fixed for such redemption pursuant to Article III of this Indenture and Paragraph 5 in the form of Security.

                  "Redemption Price," when used with respect to any
                   ----------------
Security to be redeemed, means the redemption price for such redemption set forth in Paragraph 5 in the form of Security, which shall include in each case accrued and unpaid interest with respect to such Security to the applicable Redemption Date.

                  "Reference Period" with regard to any person means the
                   ----------------
four full fiscal quarters (or such lesser period during which such person has been in existence) ended immediately preceding any date upon which any determination is to be made pursuant to the terms of the Securities or the Indenture.

                  "Refinancing Indebtedness" means Indebtedness or
                   ------------------------
Disqualified Capital Stock (a) issued in exchange for, or the proceeds from the issuance and sale of which are used
substantially concurrently to repay, redeem, defease, refund, refinance, discharge or otherwise retire for value, in whole or in part, or (b) constituting an amendment, modification or
supplement to, or a deferral or renewal of ((a) and (b) above are, collectively, a "Refinancing"), any Indebtedness or
                      -----------
Disqualified Capital Stock in a principal amount or, in the case of Disqualified Capital Stock, liquidation preference, not to exceed (after deduction of reasonable and customary fees and expenses, including any premium and defeasance costs, incurred in connection with the Refinancing) the lesser of (i) the principal

                                                 22

amount or, in the case of Disqualified Capital Stock, liquidation preference, of the Indebtedness or Disqualified Capital Stock so
Refinanced and (ii) if such Indebtedness being Refinanced was issued with an original issue discount, the accreted value
thereof (as determined in accordance with GAAP) at the time of such Refinancing; provided, that (A) such Refinancing
Indebtedness of any Subsidiary of Sun International shall only be used to Refinance outstanding Indebtedness or Disqualified
Capital Stock of such Subsidiary, (B) such Refinancing
Indebtedness shall (x) not have an Average Life shorter than the
Indebtedness or Disqualified Capital Stock to be so refinanced at the time of such Refinancing and (y) in all respects, be no less subordinated or junior, if applicable, to the rights of Holders of the Securities than was the Indebtedness or Disqualified
Capital Stock to be refinanced and (C) such Refinancing
Indebtedness shall have a final stated maturity or redemption date, as applicable, no earlier than the final stated maturity or redemption date, as applicable, of the Indebtedness or
Disqualified Capital Stock to be so refinanced.

                  "Registrar" shall have the meaning specified in
                   ---------
Section 2.3.

                  "Registration Rights Agreement" means the Registration
                   -----------------------------
Rights Agreement by and among the Issuers, the Guarantors and the
Initial Purchasers, dated as of the Issue Date.

                  "Reg S Temporary Global Security" means one or more
                   -------------------------------
temporary Global Securities issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Securities sold in reliance on Rule 903 of Regulation S.

                  "Regulation S" means Regulation S promulgated under the
                   ------------
Securities Act, as it may be amended from time to time, and any successor provision thereto.

                  "Related Business" means the gaming or hotel business
                   ----------------
and other businesses necessary for, or in the good faith judgment of the Board of Directors of Sun International, incident to, connected with, arising out of, or developed or operated to
permit or facilitate the conduct or pursuit of the gaming or hotel business (including developing or operating sports or
entertainment facilities, retail facilities, restaurants, night clubs, transportation and communications services or other
related activities or enterprises and any additions or
improvements thereto) and potential opportunities in the gaming or hotel business.

                                                 23

                  "Representative" means the agent or representative in
                   --------------
respect of the lenders party to the Credit Agreement.

                  "Restricted Payment" means, with respect to any person,
                   ------------------
(a) the declaration or payment of any dividend or other
distribution in respect of Equity Interests of such person or any parent or Subsidiary of such person, (b) any payment on account of the purchase, redemption or other acquisition or retirement for value of Equity Interests of such person or any parent or
Subsidiary of such person, (c) other than with the proceeds from the substantially concurrent sale of, or in exchange for,
Refinancing Indebtedness, any purchase, redemption, or other acquisition or retirement for value of, any payment in respect of any amendment of the terms of or any defeasance of, any
Subordinated Indebtedness, directly or indirectly, by such person or a Subsidiary of such person prior to the scheduled maturity, any scheduled repayment of principal, or scheduled sinking fund payment, as the case may be, of such Indebtedness and (d) any
Investment by such person, other than a Permitted Investment;
provided, however, that the term "Restricted Payment" does not include (i) any dividend, distribution or other payment on or with respect to Equity Interests of an Issuer to the extent
payable solely in shares of Qualified Capital Stock of such
Issuer; or (ii) any dividend, distribution or other payment to the Issuers, or to any Guarantors, by Sun International or any of
its Subsidiaries.

                  "Required Regulatory Redemption" shall have the meaning
                   ------------------------------
specified in Section 3.2.

                  "S&P" means Standard and Poor's Ratings Group, a
                   ---
division of the McGraw-Hill Companies, Inc.

                  "SEC" means the Securities and Exchange Commission.
                   ---

                  "Securities" means, the Original Securities, the Series
                   ----------
B Securities, and any Additional Securities issued in accordance with the terms hereof, in each case as amended or modified from time to time in accordance with the terms hereof and issued under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as
                   --------------
amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Securities Custodian" means the Trustee, as custodian
                   --------------------
with respect to the Securities in global form, or any successor entity thereto.

                                                 24

                  "Securityholder"  See "Holder."
                   --------------        ------

                  "Senior Debt" of Sun International, SINA or any
                   -----------
Guarantor means Indebtedness (including and together with all monetary obligations in respect of the Credit Agreement, and interest, whether or not allowable, accruing on Indebtedness incurred pursuant to the Credit Agreement after the filing of a petition initiating any proceeding under any bankruptcy,
insolvency or similar law or which would have accrued but for such filing) of Sun International, SINA or such Guarantor arising under the Credit Agreement or that, by the terms of the
instrument creating or evidencing such Indebtedness, is expressly designated Senior Debt and made senior in right of payment to the
Securities or the applicable Guarantee; provided, that in no event shall Senior Debt include (a) Indebtedness to any
Subsidiary of Sun International or any officer, director or
employee of Sun International or any Subsidiary of Sun
International (other than Indebtedness that is required to be pledged to the lenders under the Credit Agreement), (b)
Indebtedness incurred in violation of the terms of this Indenture including, without limitation, Indebtedness claiming to be
subordinated to any other Indebtedness and senior to the
Securities (c) Indebtedness to trade creditors, (d) Disqualified
Capital Stock, and (e) any liability for taxes owed or owing by
Sun International, SINA or such Guarantor.

                  "Series B Securities" means the Series B 8 7/8% Senior
                   -------------------
Subordinated Securities due 2011, in substantially the form set forth on the Form of Note set forth as Exhibit A hereto, to be issued pursuant to this Indenture in connection with the Exchange
Offer.

                  "Significant Subsidiary" shall have the meaning
                   ----------------------
provided under Regulation S-X under the Securities Act, as in effect on the Issue Date.

                  "Stated Maturity," when used with respect to any Note,
                   ---------------
means August 15, 2011.

                  "Subordinated Indebtedness" means Indebtedness of Sun
                   -------------------------
International, SINA or a Guarantor that is subordinated in right of payment to the Securities or such Guarantee, as applicable, in any respect or, for purposes of the definition of Restricted
Payments only, has a stated maturity on (except for the
Securities) or after the Stated Maturity.

                  "Subsidiary," with respect to any person, means (i) a
                   ----------
corporation a majority of whose Equity Interests with voting

                                                 25

power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person, by such
person and one or more Subsidiaries of such person or by one or more Subsidiaries of such person, (ii) any other person (other than a corporation) in which such person, one or more
Subsidiaries of such person, or such person and one or more
Subsidiaries of such person, directly or indirectly, at the date of determination thereof has at least majority ownership
interest, or (iii) a partnership in which such person or a
Subsidiary of such person is, at the time, a general partner.
Notwithstanding the foregoing, an Unrestricted Subsidiary shall not be a Subsidiary of Sun International or any Subsidiary of Sun
International.   Unless the context requires otherwise,
Subsidiary means each direct and indirect Subsidiary of Sun
International.

                  "TCA" means Trading Cove Associates, a Connecticut
                   ---
general partnership and its majority owned subsidiaries, so long as the Issuers and the Guarantors maintain at least their
ownership interest in the partnership (including priorities, preferences and privileges with respect to distributions or any other payments or voting power) owned on the Issue Date.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.
                   ---
Codess.ss.77aaa-77bbbb) as in effect on the date of the execution of this Indenture, except as permitted in Section 9.3.

                  "Transfer Restricted Securities" means Securities that
                   ------------------------------
bear or are required to bear the legend set forth in Section 2.6.

                  "Trustee" means the party named as such in this
                   -------
Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

                  "Trust Officer" means any officer within the corporate
                   -------------
trust department (or any successor group) of the Trustee
including any vice president, assistant vice president, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer of the corporate trust department (or any successor group) of the
Trustee to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Unrestricted Subsidiary" means any subsidiary of Sun
                   -----------------------
International (other than SINA) that does not own any Capital
Stock of, or own or hold any Lien on any property of, Sun

                                                 26

International or any other Subsidiary of Sun International,
including SINA, and that shall be designated an Unrestricted
Subsidiary by the Board of Directors of Sun International;
provided, that (i) such subsidiary shall not engage, to any
substantial extent, in any line or lines of business activity other than a Related Business, (ii) neither immediately prior thereto nor after giving pro forma effect to such designation would there exist a Default or Event of Default, (iii)
immediately after giving pro forma effect thereto, Sun
International could incur at least $1.00 of Indebtedness pursuant to the Debt Incurrence Ratio contained in Section 4.10, and (iv)
at the time of such designation, such Subsidiary has no
Indebtedness other than Allowed Non-Recourse Indebtedness.  The
Board of Directors of Sun International may designate any
Unrestricted Subsidiary to be a Subsidiary, provided, that (i) no
Default or Event of Default is existing or will occur as a
consequence thereof and (ii) immediately after giving effect to such designation, on a pro forma basis, Sun International could incur at least $1.00 of Indebtedness pursuant to the Debt
Incurrence Ratio contained in Section 4.10.  Each such
designation shall be evidenced by filing with the Trustee a
certified copy of the resolution giving effect to such
designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.

                  "U.S. Government Obligations" means direct non-callable
                   ---------------------------
obligations of, or noncallable obligations guaranteed by, the
United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of
America is pledged.

                  "U.S. Person" means a U.S. person as defined in Rule
                   -----------
902(k) under the Securities Act.

                  "wholly owned Subsidiary" means a Subsidiary all the
                   -----------------------
Equity Interests of which are owned by Sun International or one or more wholly owned Subsidiaries of Sun International, except for directors' qualifying shares.

                  Section 1.2  Incorporation by Reference of TIA.
                               ---------------------------------

                  Whenever this Indenture refers to a provision of the
TIA, such provision is incorporated by reference in and made a part of this Indenture.  The following TIA terms used in this
Indenture have the following meanings:

                  "Commission" means the SEC.
                   ----------

                                                 27

                  "indenture securities" means the Securities.
                   --------------------

                  "indenture securityholder" means a Holder or a
                   ------------------------
Securityholder.

                  "indenture to be qualified" means this Indenture.
                   -------------------------

                  "indenture trustee" or "institutional trustee" means
                   -----------------      ---------------------
the Trustee.

                  "obligor" on the indenture securities means the Issuers
                   -------
and any other obligor on the Securities.

                  All other TIA terms used in this Indenture that are
defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them thereby.

                  Section 1.3  Rules of Construction.
                               ---------------------

                  Unless the context otherwise requires:

                                    (i)  a term has the meaning assigned to
         it;

                                    (ii)  an accounting term not otherwise
         defined has the meaning assigned to it in accordance
         with GAAP;

                                    (iii)  "or" is not exclusive;

                                    (iv)  words in the singular include the
         plural, and words in the plural include the singular;

                                    (v)  provisions apply to successive
         events and transactions;

                                    (vi)  "herein," "hereof" and other words
         of similar import refer to this Indenture as a whole
         and not to any particular Article, Section or other
         subdivision; and

                                    (vii)  references to Sections or
         Articles means reference to such Section or Article in
         this Indenture, unless stated otherwise.

                                                 28

                                             ARTICLE II

                                           THE SECURITIES

                  Section 2.1  Form and Dating.
                               ---------------

                  The Securities and the Trustee's certificate of
authentication, in respect thereof, shall be substantially in the form of Exhibit A hereto which Exhibit is part of this Indenture.
        ---------
The Securities may have notations, legends or endorsements
required by law, stock exchange rule or usage.  The Issuers shall approve the form of the Securities and any notation, legend or endorsement on them.  Any such notations, legends or endorsements not contained in the form of Security attached as Exhibit A
                                                  ---------
hereto shall be delivered in writing to the Trustee.  Each
Security shall be dated the date of its authentication.

                  The terms and provisions contained in the form of
Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Issuers and the Trustee, by their execution and delivery of this
Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Section 2.2  Execution and Authentication.
                               ----------------------------

                  Two Officers shall sign, or one Officer shall sign and
one Officer shall attest to, the Securities for each of the
Issuers by manual or facsimile signature.

                  If an Officer whose signature is on a Security was an
Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the
Security shall be valid nevertheless and the Issuers shall
nevertheless be bound by the terms of the Securities and this
Indenture.

                  A Security shall not be valid until an authorized
signatory of the Trustee manually signs the certificate of
authentication on the Security, but such signature shall be
conclusive evidence that the Security has been authenticated pursuant to the terms of this Indenture.

                  The Trustee shall authenticate the Original Securities
for original issue in the aggregate principal amount of up to
$200,000,000 and shall authenticate Series B Securities for
original issue in the aggregate principal amount of up to
$200,000,000, in each case upon a written order of the Issuers in

                                                 29

the form of an Officers' Certificate; provided that such Series B
                                      --------
Securities shall be issuable only upon the valid surrender for cancellation of Original Securities of a like aggregate principal amount in accordance with the Registration Rights Agreement.

                  The Officers' Certificate shall specify the amount of
Securities to be authenticated and the date on which the
Securities are to be authenticated.

                  Subject to Article IV hereof and applicable law, the
Issuers may issue Additional Securities under this Indenture from time to time after the Issue Date.  Upon the written order of the
Issuers in the form of an Officers' Certificate meeting the
requirements of Section 2.14 hereof, the Trustee shall
authenticate Additional Securities in the aggregate principal amount set forth in such Officers' Certificate.

                  Upon the written order of the Issuers in the form of an
Officers' Certificate, the Trustee shall authenticate Securities in substitution of Securities originally issued to reflect any name change of either of the Issuers.

                  The Trustee may appoint an authenticating agent
acceptable to the Issuers to authenticate Securities.  Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so.  Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.  An authenticating agent has the same rights as an Agent to deal with the Issuers, any
Affiliate of the Issuers or any of their respective Subsidiaries.

                  Securities shall be issuable only in registered form
without coupons in denominations of $1,000 and any integral
multiple thereof.

                  Section 2.3  Registrar and Paying Agent.
                               --------------------------

                  The Issuers shall maintain an office or agency in the
Borough of Manhattan, The City of New York, where Securities may be presented for registration of transfer or for exchange
("Registrar") and an office or agency in the Borough of
  ---------
Manhattan, The City of New York, where Securities may be
presented for payment ("Paying Agent") and an office or agency
                        ------------
where notices and demands to or upon the Issuers in respect of the Securities may be served.  The Issuers may act as Registrar or Paying Agent, except that, for the purposes of Articles III,
VIII, X and Section 4.13 neither Issuer nor any Affiliate thereof shall act as Paying Agent.  The Registrar shall keep a register

                                                 30

of the Securities and of their transfer and exchange.  The
Issuers may have one or more co-Registrars and one or more
additional Paying Agents.  The term "Paying Agent" includes any additional Paying Agent.  The Issuers hereby initially appoint the Trustee as Registrar and Paying Agent, and the Trustee hereby initially agrees so to act.

                  The Issuers shall enter into an appropriate written
agency agreement with any Agent not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent.  The Issuers shall promptly notify the
Trustee in writing of the name and address of any such Agent.  If the Issuers fail to maintain a Registrar or Paying Agent, the
Trustee shall act as such.

                  The Issuers initially appoint The Depository Trust
Company ("DTC") to act as Depository with respect to the Global
          ---
Securities.

                  The Issuers initially appoint the Trustee to act as
Securities Custodian with respect to the Global Securities.

                  Section 2.4  Paying Agent to Hold Assets in Trust.
                               ------------------------------------

                  The Issuers shall require each Paying Agent other than
the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest (and Liquidated Damages, if any) on, the Securities
(whether such assets have been distributed to it by the Issuers or any other obligor on the Securities), and shall promptly
notify the Trustee in writing of any Default by the Issuers (or any other obligor on the Securities) in making any such payment.
If either Issuer or any Subsidiary thereof acts as Paying Agent, it shall segregate such assets and hold them as a separate trust fund for the benefit of the Holders or the Trustee.  The Issuers at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the
Trustee and to account for any assets distributed.  Upon
distribution to the Trustee of all assets that shall have been delivered by the Issuers to the Paying Agent, the Paying Agent
(if other than either of the Issuers) shall have no further
liability for such assets.

                                                 31

                  Section 2.5  Securityholder Lists.
                               --------------------

                  The Trustee shall preserve in as current a form as is
reasonably practicable the most recent list available to it of the names and addresses of Holders.  If the Trustee is not the
Registrar, the Issuers shall furnish to the Trustee on or before the third Business Day preceding each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee reasonably may require of the names and addresses of Holders.  The Trustee, the
Registrar and the Issuers shall provide a current securityholder list to any Gaming Authority upon demand.

                  Section 2.6  Transfer and Exchange.
                               ---------------------

                           (a)  When Definitive Securities are presented to
the Registrar or a co-Registrar with a request

                           (x) to register the transfer of such Definitive
                  Securities or

                           (y) to exchange such Definitive Securities for an
                  equal principal amount of Definitive Securities of
                  other authorized denominations,

the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, that in no event shall Definitive
                     --------
Securities be issued upon the transfer or exchange of beneficial interests in the Reg S Temporary Global Security prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar or co-Registrar of any certificates identified by the Issuers or their counsel to be required
pursuant to Rule 903 or Rule 904 under the Securities Act;
provided, further, that the Definitive Securities surrendered for
--------  -------
transfer or exchange:

                                    (i)  shall be duly endorsed or
         accompanied by a written instrument of transfer in form
         reasonably satisfactory to the Issuers and the
         Registrar or co-Registrar, duly executed by the Holder
         thereof or his attorney duly authorized in writing; and

                                    (ii)  in the case of Transfer Restricted
         Securities that are Definitive Securities, shall be
         accompanied by the following additional information and
         documents, as applicable:

                                                 32

                                                     (A)  If such Transfer
                  Restricted Securities are being delivered to
                  the Registrar by a Holder for registration in
                  the name of such Holder, without transfer, a
                  certification from such Holder to that effect
                  (in substantially the form set forth on the
                  reverse of the Security); or

                                                     (B)  if such Transfer
                  Restricted Security is being transferred to a
                  "qualified institutional buyer" (as defined
                  in Rule 144A under the Securities Act) in
                  accordance with Rule 144A under the
                  Securities Act, a certification to that
                  effect (in the form set forth on the reverse
                  of the Security); or

                                                     (C)  if such Transfer
                  Restricted Security is being transferred (i)
                  pursuant to an exemption from registration in
                  accordance with Rule 144 under the Securities
                  Act or Regulation S, (ii) pursuant to an
                  effective registration statement under the
                  Securities Act, (iii) to an "institutional
                  accredited investor" within the meaning of
                  Rule 501(A)(1), (2), (3) or (7) under the
                  Securities Act that is acquiring the Security
                  for its own account, or for the account of
                  such an institutional accredited investor, in
                  each case in a minimum principal amount of
                  $100,000, not with a view to or for offer or
                  sale in connection with any distribution in
                  violation of the Securities Act, or (iv) in
                  reliance on another exemption from the
                  registration requirements of the Securities
                  Act, a certification to that effect (in the
                  form set forth on the reverse of the
                  Security) and in the case of (iii) above a
                  letter of representation from the transferee
                  in form and substance reasonably satisfactory
                  to the Issuers and the Registrar and in the
                  case of (i), (iii) and (iv) above, if the
                  Issuers or the Registrar so request, an
                  Opinion of Counsel reasonably acceptable to
                  the Issuers and to the Registrar to the
                  effect that such transfer is in compliance
                  with the Securities Act.

                                                 33

                           (b)  Restrictions on Transfer of a Definitive
                                ----------------------------------------
Security for a Beneficial Interest in a Global Security.  A
-------------------------------------------------------
Definitive Security may not be exchanged for a beneficial
interest in a Global Security except upon satisfaction of the requirements set forth below; provided, however, that prior to
                              --------  -------
the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Reg S Temporary Global Securities may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than the Initial Purchasers).  Upon receipt by the Registrar of a Definitive Security, duly endorsed or
accompanied by appropriate instruments of transfer, in form
satisfactory to the Registrar, together with:

                                    (i)  if such Definitive Security is a
         Transfer Restricted Security, a certification,
         substantially in the form set forth on the reverse of
         the Security, that such Definitive Security is being
         transferred to a "qualified institutional buyer" (as
         defined in Rule 144A under the Securities Act) in
         accordance with Rule 144A under the Securities Act; and

                                    (ii)  whether or not such Definitive
         Security is a Transfer Restricted Security, written
         instructions directing the Registrar to make, or to
         direct the Securities Custodian to make, an endorsement
         on the Global Security to reflect an increase in the
         aggregate principal amount of the Securities
         represented by the Global Security,

then the Registrar shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate
principal amount of Securities represented by the Global Security to be increased accordingly.  If no Global Securities are then outstanding, the Issuers shall issue and the Trustee shall
authenticate a new Global Security in the appropriate principal amount.

                           (c)  Transfer and Exchange of Global Securities.
                                ------------------------------------------
The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the Applicable Procedures.

                                                 34

                           (d)  Transfer of a Beneficial Interest in a Global
                                ---------------------------------------------
Security for a Definitive Security.
----------------------------------

                                    (i)  Any person having a beneficial
         interest in a Global Security may upon request exchange
         such beneficial interest for a Definitive Security;
         provided, that in no event shall the Reg S Temporary
         --------
         Global Security be exchanged by the Issuers for
         Definitive Securities prior to (x) the expiration of
         the Distribution Compliance Period and (y) the receipt
         by the Registrar of any certificate identified by the
         Issuers and their counsel to be required pursuant to
         Rule 903 or Rule 904 under the Securities Act.  Upon
         receipt by the Trustee of written instructions or such
         other form of instructions as is customary for the
         Depository from the Depository or its nominee on behalf
         of any person having a beneficial interest in a Global
         Security and upon receipt by the Trustee of a written
         order or such other form of instructions as is
         customary for the Depository or the person designated
         by the Depository as having such a beneficial interest
         in a Transfer Restricted Security only, the following
         additional information and documents (all of which may
         be submitted by facsimile):

                                                     (A)  if such beneficial
                  interest is being transferred to the person
                  designated by the Depository as being the
                  beneficial owner, a certification from such
                  person to that effect (in substantially the
                  form set forth on the reverse of the
                  Security); or

                                                     (B)  if such beneficial
                  interest is being transferred to a "qualified
                  institutional buyer" (as defined in Rule 144A
                  under the Securities Act) in accordance with
                  Rule 144A under the Securities Act, a
                  certification to that effect from the
                  transferor (in the form set forth on the
                  reverse of the Security); or

                                                     (C)  if such beneficial
                  interest is being transferred (i) pursuant to
                  an exemption from registration in accordance
                  with Rule 144 under the Securities Act or
                  Regulation S, (ii) pursuant to an effective
                  registration statement under the Securities

                                                 35

                  Act, (iii) to an "institutional accredited
                  investor" within the meaning of Rule
                  501(A)(1), (2), (3) or (7) under the
                  Securities Act that is acquiring the security
                  for its own account, or for the account of
                  such an institutional accredited investor, in
                  each case in a minimum principal amount of
                  $100,000, not with a view to or for offer or
                  sale in connection with distribution in
                  violation of the Securities Act, or (iv) in
                  reliance on another exemption from the
                  registration requirements of the Securities
                  Act, a certification to that effect from the
                  transferee or transferor (in the form set
                  forth on the reverse of the Security) and in
                  the case of (iii) above a letter of
                  representation from the transferee in form
                  and substance reasonably satisfactory to the
                  Issuers and the Registrar and in the case of
                  (i), (iii) and (iv) above, if the Issuers or
                  the Registrar so requests, an Opinion of
                  Counsel reasonably acceptable to the Issuers
                  and to the Registrar to the effect that such
                  transfer is in compliance with the Securities
                  Act,

then the Registrar or the Securities Custodian, at the direction of the Trustee, will cause, in accordance with the standing
instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of the
Global Security to be reduced and, following such reduction, the
Issuers will execute and the Trustee will authenticate and
deliver to the transferee a Definitive Security in the
appropriate principal amount.

                                    (ii)  Definitive Securities issued in
         exchange for a beneficial interest in a Global Security
         pursuant to this Section 2.6(d) shall be registered in
         such names and in such authorized denominations as the
         Depository, pursuant to instructions from its direct or
         indirect participants or otherwise, shall instruct the
         Trustee.  The Registrar shall deliver such Definitive
         Securities to the persons in whose names such
         Securities are so registered.

                           (e)  Restrictions on Transfer and Exchange of
                                ----------------------------------------
Global Securities.  Notwithstanding any other provisions of this
-----------------
Indenture (other than the provisions set forth in subsection (f)

                                                 36

of this Section 2.6), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such
nominee to a successor Depository or a nominee of such successor
Depository.

                           (f)  Authentication of Definitive Securities in
                                ------------------------------------------
Absence of Depository.  If at any time:
---------------------

                                    (i)  the Depository for the Securities
         notifies the Issuers that the Depository is unwilling
         or unable to continue as Depository for the Global
         Securities and a successor Depository for the Global
         Securities is not appointed by the Issuers within 90
         days after delivery of such notice; or

                                    (ii)  the Issuers, in their sole
         discretion, notify the Trustee in writing that they
         elect to cause the issuance of Definitive Securities
         under this Indenture,

then the Issuers will execute, and the Trustee, upon receipt of an Officers' Certificate requesting the authentication and
delivery of Definitive Securities, will authenticate and make available for delivery Definitive Securities, in an aggregate principal amount equal to the principal amount of the Global
Securities, in exchange for such Global Securities.

                           (g)  Legends.  Each Security certificate
                                -------
evidencing the Global Securities and the Definitive Securities
(and all Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

                  "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED
                  HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION
                  EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE
                  UNITED STATES SECURITIES ACT OF 1933, AS AMENDED
                  (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED
                  HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE
                  TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR
                  AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER
                  OF THE SECURITY EVIDENCED HEREBY IS HEREBY
                  NOTIFIED THAT THE SELLER MAY BE RELYING ON THE
                  EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE
                  SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
                  THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES
                  FOR THE BENEFIT OF THE ISSUERS THAT (A) SUCH

                                                 37

                  SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE
                  TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE
                  SELLER REASONABLY BELIEVES IS A QUALIFIED
                  INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER
                  THE SECURITIES ACT) IN A TRANSACTION MEETING THE
                  REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION
                  MEETING THE REQUIREMENTS OF RULE 144 UNDER THE
                  SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A
                  FOREIGN PERSON IN A TRANSACTION MEETING THE
                  REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT,
                  (d) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN
                  THE MEANING OF RULE 501(A)(1), (2), (3) OR (7)
                  UNDER THE SECURITIES ACT THAT IS ACQUIRING THE
                  SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT
                  OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN
                  EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE
                  SECURITIES OF $100,000, FOR INVESTMENT PURPOSES
                  AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN
                  CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF
                  THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH
                  ANOTHER EXEMPTION FROM THE REGISTRATION
                  REQUIREMENTS OF THE SECURITIES ACT (AND BASED IN
                  THE CASE OF (d) UPON DELIVERY OF A TRANSFEREE
                  LETTER OF REPRESENTATION AND IN THE CASE OF(b),
                  (c) AND (d) UPON AN OPINION OF COUNSEL IF THE
                  ISSUERS OR REGISTRAR SO REQUEST), (2) TO THE
                  ISSUERS OR (3) PURSUANT TO AN EFFECTIVE
                  REGISTRATION STATEMENT AND, IN EACH CASE, IN
                  ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF
                  ANY STATE OF THE UNITED STATES OR ANY OTHER
                  APPLICABLE JURISDICTION AND (B) THE HOLDER WILL,
                  AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY
                  ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED
                  HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A)
                  ABOVE.  THESE SECURITIES MAY BE TRANSFERRED ONLY
                  IN COMPLIANCE WITH APPLICABLE GAMING LAWS."

                           (h) Reg S Temporary Global Security Legend.
                               --------------------------------------

                  To the extent required by the Applicable Procedures,
each Reg S Temporary Global Security shall bear a legend in
substantially the following form:

                  "THE RIGHTS ATTACHING TO THIS REGULATION S
                  TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS
                  AND PROCEDURES GOVERNING ITS EXCHANGE FOR
                  DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE

                                             38

                  INDENTURE (AS DEFINED HEREIN).  NEITHER THE
                  HOLDER NOR THE BENEFICIAL OWNERS OF THIS
                  REGULATION S TEMPORARY GLOBAL SECURITY SHALL
                  BE ENTITLED TO RECEIVE CASH PAYMENTS OF
                  INTEREST DURING THE PERIOD WHICH SUCH HOLDER
                  HOLDS THIS SECURITY.  NOTHING IN THIS LEGEND
                  SHALL BE DEEMED TO PREVENT INTEREST FROM
                  ACCRUING ON THIS SECURITY."

                           (i)  Cancellation and/or Adjustment of Global
                                ----------------------------------------
Security.  At such time as all beneficial interests in a Global
--------
Security have either been exchanged for Definitive Securities, redeemed, repurchased or cancelled, such Global Security shall be returned to or retained and cancelled by the Trustee.  At any time prior to such cancellation, if any beneficial interest in a
Global Security is exchanged for Definitive Securities, redeemed, repurchased or cancelled, the principal amount of Securities represented by such Global Security shall be reduced and an
endorsement shall be made on such Global Security, by the Trustee or the Securities Custodian, at the direction of the Trustee, to reflect such reduction.

                           (j)  Obligations with respect to Transfers and
                                -----------------------------------------
Exchanges of Definitive Securities.
----------------------------------

                                    (i)  To permit registrations of
         transfers and exchanges, the Issuers shall execute and
         the Trustee shall authenticate Definitive Securities
         and Global Securities at the Registrar's or co-
         Registrar's request.

                                    (ii)  No service charge shall be made
         for any registration of transfer or exchange, but the
         Issuers may require payment of a sum sufficient to
         cover any transfer tax, assessments, or similar
         governmental charge payable in connection therewith
         (other than any such transfer taxes, assessments, or
         similar governmental charge payable upon exchanges or
         transfers pursuant to Section 2.2, 2.10, 3.8, 4.13, 9.5
         or 10.1).
                                    (iii)  Except for a redemption of
         Securities pursuant to Section 3.2 or upon an order of
         any Gaming Authority, the Registrar or co-Registrar
         shall not be required to register the transfer of or
         exchange of (a) any Definitive Security selected for
         redemption in whole or in part pursuant to Article III,
         except the unredeemed portion of any Definitive
         Security being redeemed in part, or (b) any Security

                                                    39

         for a period beginning 15 days before the mailing of a
         notice of an offer to repurchase pursuant to Article X
         or Section 4.13 hereof or a notice of redemption of
         Securities pursuant to Article III hereof and ending at
         the close of business on the day of such mailing or (c)
         to register the transfer of or exchange of any Security
         so selected for redemption in whole or in part, except
         the unredeemed portion of any Security being redeemed
         in part.

                                    (iv)  The Trustee shall have no
         obligation or duty to monitor, determine or inquire as
         to compliance with any restrictions on transfer imposed
         under this Indenture or under applicable law with
         respect to any transfer of any interest in any Security
         other than to require delivery of such certificates and
         other documentation or evidence as expressly required
         by, and to do so if and when expressly required by the
         terms of, this Indenture, and to examine the same to
         determine substantial compliance as to form with the
         express requirements hereof.

                  Section 2.7  Replacement Securities.
                               ----------------------

                  If a mutilated Security is surrendered to the Trustee
or if the Holder of a Security claims and submits an affidavit or other evidence, satisfactory to the Trustee, to the Trustee to the effect that the Security has been lost, destroyed or
wrongfully taken, the Issuers shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met.  If required by the Trustee or the Issuers, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Issuers and the Trustee, to protect the
Issuers, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced.  The Issuers may charge such Holder for their reasonable, out-of-pocket expenses in
replacing a Security.

                  Every replacement Security is an additional obligation
of the Issuers.

                  Section 2.8  Outstanding Securities.
                               ----------------------

                  Securities outstanding at any time are all the
Securities that have been authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section 2.8 as

                                                    40

not outstanding.  A Security does not cease to be outstanding because the Issuers or an Affiliate of the Issuers holds the
Security, except as provided in Section 2.9.

                  If a Security is replaced pursuant to Section 2.7
(other than a mutilated Security surrendered for replacement), such Security, together with the Guarantee of that particular
Security endorsed thereon, ceases to be outstanding unless the
Trustee receives proof satisfactory to it that the replaced
Security is held by a bona fide purchaser.  A mutilated Security
                      ---- ----
ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.7.

                  If on a Redemption Date or the Maturity Date the Paying
Agent (other than the Issuers or an Affiliate of the Issuers)
holds cash sufficient to pay all of the principal and interest
(and Liquidated Damages, if any) due on the Securities payable on that date and payment of the Securities called for redemption is not otherwise prohibited, then on and after that date such
Securities cease to be outstanding and interest on them ceases to accrue.

                  Section 2.9  Treasury Securities.
                               -------------------

                  In determining whether the Holders of the required
principal amount of Securities have concurred in any direction, amendment, supplement, waiver or consent, Securities owned by the
Issuers, any Guarantor and Affiliates of the Issuers or of any
Guarantor shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, amendment, supplement, waiver or consent, only Securities that a Trust Officer of the Trustee actually knows are so owned shall be disregarded.

                  Section 2.10  Temporary Securities.
                                --------------------

                  Until definitive Securities are ready for delivery, the
Issuers may prepare, the Guarantors shall endorse and the Trustee shall authenticate temporary Securities.  Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Issuers reasonably and in good faith consider appropriate for temporary Securities.  Without
unreasonable delay, the Issuers shall prepare, the Guarantors shall endorse and the Trustee shall authenticate definitive
Securities in exchange for temporary Securities.  Until so
exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as permanent
Securities authenticated and delivered hereunder.

                                                    41

                  Notwithstanding the other provisions of this Article
II, a beneficial interest in the Reg S Temporary Global Security may not be (A) exchanged for a Definitive Security prior to (x)
the expiration of the Distribution Compliance Period (unless such exchange is effected by the Issuers, does not require an
investment decision on the part of the holder thereof and does not violate the provisions of Regulation S) and (y) the receipt by the Registrar of any certificates identified by the Issuers or their counsel to be required pursuant to Rule 903(c)(3)(B) under the Securities Act or (B) transferred to a Person who takes
delivery thereof in the form of a Definitive Security prior to the events set forth in clause (A) above or unless the transfer is pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                  Section 2.11  Cancellation.
                                ------------

                  The Issuers at any time may deliver Securities to the
Trustee for cancellation.  The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment.  The Trustee, or at the
direction of the Trustee, the Registrar or the Paying Agent
(other than the Issuers or an Affiliate of the Company), and no one else, shall cancel and, at the written direction of the
Issuers, shall dispose of all Securities surrendered for
transfer, exchange, payment or cancellation in accordance with its customary procedures.  Subject to Section 2.7, the Issuers may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation.  No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 2.11, except as expressly permitted in the form of Securities and as permitted by this
Indenture.

                  Section 2.12  Defaulted Interest.
                                ------------------

                  If the Issuers default in a payment of interest (and
Liquidated Damages, if any) on the Securities, the Issuers shall pay the defaulted interest (and Liquidated Damages, if any), plus
(to the extent lawful) interest on the defaulted interest (and
Liquidated Damages, if any), to the persons who are Holders on a
Record Date (or at the Issuers' option a subsequent special
record date) which date shall be the fifteenth day next preceding the date fixed by the Issuers for the payment of defaulted
interest, whether or not such day is a Business Day, unless the
Trustee fixes another record date.  At least 15 days before the subsequent special record date, the Issuers shall mail to each
Holder with a copy to the Trustee a notice that states the

                                                    42

subsequent special record date, the payment date and the amount of defaulted interest (and Liquidated Damages, if any), and
interest payable on such defaulted interest (and Liquidated
Damages), if any, to be paid.

                  Section 2.13  CUSIP Numbers.
                                -------------

                  The Issuers in issuing the Securities may use "CUSIP"
numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to
Holders; provided that any such notice may state that no
         --------
representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.  The Issuers will promptly notify the Trustee of any change in the CUSIP numbers.

                  Section 2.14  Issuance Of Additional Securities.
                                ---------------------------------

                  The Issuers may, subject to Section 4.10 hereof, and
applicable law, issue Additional Securities under this Indenture which shall have identical terms as the Original Securities
issued on the Issue Date other than with respect to the date of issuance and issue price.  The Original Securities, the Series B
Securities, any Additional Securities and any Securities issued in exchange therefor or in replacement thereof shall be treated as a single class for all purposes under this Indenture.

                  With respect to any Additional Securities, the Issuers
shall set forth in a Board Resolution and an Officers'
Certificate, a copy of each of which shall be delivered to the
Trustee, the following information:

                  (1)      the aggregate principal amount of such Additional
Securities to be authenticated and delivered pursuant to this
Indenture;

                  (2)      the issue price, the issue date and the CUSIP
number of such Additional Securities, if any; provided, however, that no Additional Securities may be issued at a price that would cause such Additional Securities to have "original issue
discount" within the meaning of Section 1273 of the Code; and

                  (3)      whether such Additional Securities shall be
Transfer Restricted Securities.

                                                    43

                  Such Officers' Certificate shall certify that the
issuance of such Additional Securities complies with Section 4.10 hereof.

                                                ARTICLE III

                                                REDEMPTION

                  Section 3.1  Right of Redemption.
                               -------------------

                  Redemption of Securities shall be made only in
accordance with this Article III.  At their election, the Issuers may redeem the Securities in whole or in part, at any time or from time to time on or after August 15, 2006, at the Redemption
Prices specified under the caption "Redemption," in the Form of
Note attached as Exhibit A hereto, plus accrued but unpaid
                 ---------
interest (and Liquidated Damages, if any) to the Redemption Date.
Except as provided in this paragraph, the next following
paragraph, Section 3.2 and paragraph 5 of the Securities, the
Securities may not otherwise be redeemed at the option of the
Company.

                  On or prior to August 15, 2004, upon one or more
Qualified Equity Offerings, up to 35% of the aggregate principal amount of the Securities may be redeemed at the option of the
Issuers with cash from the Net Cash Proceeds of such Qualified
Equity Offering, at 108.875% of the principal amount thereof
(subject to the right of Holders of record on a Record Date to receive interest due on an Interest Payment Date that is on or prior to such Redemption Date), together with accrued and unpaid interest (and Liquidated Damages, if any) to the date of
redemption; provided, however, that immediately following each such redemption not less than 65% of the aggregate principal amount of the Securities issued pursuant to this Indenture remain outstanding, provided, further that such redemption shall occur within 60 days of such Qualified Equity Offering.

                  The Securities may be redeemed at the option of the
Issuers, in whole but not in part, upon not less than 30 nor more than 60 days' notice given as provided herein, at any time at a redemption price equal to the principal amount thereof, plus accrued and unpaid interest, if any, thereon, plus Liquidated
Damages, if any, to the date fixed for redemption if, as a result of any change in or amendment to the laws, treaties, rulings or regulations of The Bahamas, or of any political subdivision or taxing authority thereof or therein, or any change in the
official position of the applicable taxing authority regarding

                                                    44

the application or interpretation of such laws, treaties, rulings or regulations (including a holding, judgment or order of a court of competent jurisdiction) or any execution thereof or amendment thereto, which is enacted into law or otherwise becomes effective after the date of the Offering Memorandum, either Issuer is or would be required on the next succeeding Interest Payment Date to pay Additional Amounts on the Securities as a result of the
imposition of a Bahamian tax and the payment of such Additional
Amounts cannot be avoided by the use of any reasonable measures available to the Issuers which do not cause the Issuers to incur any material costs.  The Issuers shall also pay to holders on the redemption date any Additional Amounts then due and which will become due as a result of the redemption or would otherwise be payable.

                  Prior to the publication of any notice of redemption in
accordance with the foregoing, the Issuers shall deliver to the
Trustee an Officers' Certificate stating that (i) the payment of
Additional Amounts cannot be avoided by the use of any reasonable measures available to the Issuers which do not cause the Issuers to incur any material costs and (ii) the Issuers are entitled to effect such redemption based on the written, substantially
unqualified Opinion of Counsel, which counsel shall be reasonably acceptable to the Trustee, that the Issuers have or will become obligated to pay Additional Amounts as a result of such change or amendment.  The notice, once delivered by the Issuers to the
Trustee, will be irrevocable.

                  Section 3.2  Redemption Pursuant to Gaming Laws.
                               ----------------------------------

                  If a Holder or a beneficial owner of a Note is required
by any Gaming Authority to be found suitable to hold the
Securities, the Holder shall apply for a finding of suitability within 30 days after a Gaming Authority request or sooner if so required by such Gaming Authority.  The applicant for a finding of suitability must pay all costs of the investigation for such finding of suitability.  If a Holder or beneficial owner is
required to be found suitable to hold the Securities and is not found suitable by a Gaming Authority, the Holder shall, to the extent required by applicable law, dispose of his Securities within 30 days or within that time prescribed by a Gaming
Authority, whichever is earlier.  If the Holder fails to dispose of his Securities within such time period, the Issuers may, at their option, redeem such Holder's Securities (a "Required
                                                  --------
Regulatory Redemption") at, depending on applicable law, (i) the
---------------------
principal amount thereof, together with accrued and unpaid
interest (and Liquidated Damages, if any) to the date of the finding of unsuitability by a Gaming Authority, (ii) the amount

                                                    45

that such Holder paid for the Securities, (iii) the fair market value of the Securities, (iv) the lowest of clauses (i), (ii) and
(iii), or (v) such other amount as may be determined by the
appropriate Gaming Authority.

                  Section 3.3  Notices to Trustee.
                               ------------------

                  If the Issuers elect to redeem Securities pursuant to
this Article III, they shall notify the Trustee in writing of the date on which the Securities are to be redeemed ("Redemption
Date") and the principal amount of Securities to be redeemed and whether they want the Trustee to give notice of redemption to the
Holders in the name of and at the expense of the Issuers.

                  If the Issuers elect to reduce the principal amount of
Securities to be redeemed pursuant to Paragraph 5 of the
Securities by crediting against any such redemption Securities it has not previously delivered to the Trustee for cancellation, it shall so notify the Trustee of the amount of the reduction and deliver such Securities with such notice.

                  The Issuers shall give each notice to the Trustee
provided for in this Section 3.3 at least 45 days (unless a
shorter period is acceptable to the Trustee) before the
Redemption Date (unless a different notice period shall be
required by a Gaming Authority with respect to a Required
Regulatory Redemption).

                  Section 3.4  Selection of Securities to Be Redeemed.
                               --------------------------------------

                  If less than all of the Securities are to be redeemed
pursuant to Paragraph 5 thereof (except in the case of a Required
Regulatory Redemption), the Trustee shall select from among such
Securities to be redeemed pro rata or by lot or by such other method as the Trustee shall determine to be fair and appropriate and in such manner as complies with any applicable legal and stock exchange requirements.

                  The Trustee shall make the selection from the
Securities outstanding and not previously called for redemption and shall promptly notify the Issuers in writing of the
Securities selected for redemption and, in the case of any
Security selected for partial redemption, the principal amount thereof to be redeemed.  Securities in denominations of $1,000 may be redeemed only in whole.  The Trustee may select for
redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000.  Provisions of this Indenture that apply to

                                                    46

Securities called for redemption also apply to portions of
Securities called for redemption.

                  Section 3.5  Notice of Redemption.
                               --------------------

                  At least 30 days but not more than 60 days before a
Redemption Date, the Issuers shall mail a notice of redemption by first class mail, postage prepaid, to each Holder whose
Securities are to be redeemed (unless a different notice period shall be required by any Gaming Authority).  At the Issuers'
request, the Trustee shall give the notice of redemption in the
Issuers' name and at the Issuers' expense.  Each notice for
redemption shall identify the Securities to be redeemed and shall state:

                                            (1)  the Redemption Date;

                                            (2)  the Redemption Price,
         including the amount of accrued but unpaid interest
         (and Liquidated Damages, if any) to be paid upon such
         redemption;

                                            (3)  the name and address of the
         Paying Agent;

                                            (4)  that Securities called for
         redemption must be surrendered to the Paying Agent at
         the address specified in such notice to collect the
         Redemption Price;

                                            (5)  that, unless (a) the Issuers
         default in their obligation to deposit cash with the
         Paying Agent in accordance with Section 3.7 hereof,
         interest on Securities called for redemption ceases to
         accrue on and after the Redemption Date and the only
         remaining right of the Holders of such Securities is to
         receive payment of the Redemption Price, including
         accrued but unpaid interest (and Liquidated Damages, if
         any), upon surrender to the Paying Agent of the
         Securities called for redemption and to be redeemed;

                                            (6)  if any Security is being
         redeemed in part, the portion of the principal amount,
         equal to $1,000 or any integral multiple thereof, of
         such Security to be redeemed and that, after the
         Redemption Date, and upon surrender of such Security, a
         new Security or Securities in aggregate principal

                                                    47

         amount equal to the unredeemed portion thereof will be
         issued;

                                            (7)  if less than all the
         Securities are to be redeemed, the identification of
         the particular Securities (or portion thereof) to be
         redeemed, as well as the aggregate principal amount of
         such Securities to be redeemed;

                                            (8)  the CUSIP number of the
         Securities to be redeemed; and

                                            (9)  that the notice is being sent
         pursuant to this Section 3.5 and pursuant to the
         redemption provisions of Paragraph 5 of the Securities.

                  Section 3.6  Effect of Notice of Redemption.
                               ------------------------------

                  Once notice of redemption is mailed in accordance with
Section 3.5, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price,
including accrued but unpaid interest (and Liquidated Damages, if any).  Upon surrender to the Trustee or Paying Agent, such
Securities called for redemption shall be paid at the Redemption
Price, including interest (and Liquidated Damages, if any), if any, accrued to and unpaid on the Redemption Date; provided that if the Redemption Date is after a regular Record Date and on or prior to the Interest Payment Date, the accrued interest (and
Liquidated Damages, if any) shall be payable to the Holder of the redeemed Securities registered on the relevant Record Date; and
provided, further, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day.

                  Section 3.7  Deposit of Redemption Price.
                               ---------------------------

                  Prior to 10:00 a.m. on the Redemption Date, the Issuers
shall deposit with the Paying Agent (other than the Issuers or an
Affiliate of either of the Issuers) cash sufficient to pay the
Redemption Price of, including accrued but unpaid interest on
(and Liquidated Damages, if any), all Securities to be redeemed on such Redemption Date (other than Securities or portions
thereof called for redemption on that date that have been
delivered by the Issuers to the Trustee for cancellation).  The
Paying Agent shall promptly return to the Issuers any cash so deposited which is not required for that purpose upon the written request of the Issuers.

                                                    48

                  If the Issuers comply with the preceding paragraph and
the other provisions of this Article III and payment of the
Securities called for redemption is not otherwise prohibited, interest on the Securities to be redeemed will cease to accrue on the applicable Redemption Date, whether or not such Securities are presented for payment.  Notwithstanding anything herein to the contrary, if any Security surrendered for redemption in the manner provided in the Securities shall not be so paid upon
surrender for redemption because of the failure of the Issuers to comply with the preceding paragraph and the other provisions of this Article III, interest shall continue to accrue and be paid from the Redemption Date until such payment is made on the unpaid principal, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in Section 4.1 hereof and the Securities.

                  Section 3.8  Securities Redeemed in Part.
                               ---------------------------

                  Upon surrender of a Security that is to be redeemed in
part, the Issuers shall execute and the Trustee shall
authenticate and deliver to the Holder, without service charge, a new Security or Securities equal in principal amount to the
unredeemed portion of the Security surrendered.

                                                ARTICLE IV

                                                 COVENANTS

                  Section 4.1  Payment of Securities.
                               ---------------------

                  The Issuers shall pay the principal of and interest
(and Liquidated Damages, if any) on the Securities on the dates and in the manner provided in the Securities and this Indenture.
An installment of principal of or interest (and Liquidated
Damages, if any) on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the
Issuers or an Affiliate of either of the Issuers) holds for the benefit of the Holders, on or before 10:00 a.m. New York City time on that date, cash deposited and designated for and
sufficient to pay the installment.

                  The Issuers shall pay interest on overdue principal and
on overdue installments of interest (and Liquidated Damages, if any) at the rate specified in the Securities compounded semi-
annually, to the extent lawful.

                                                    49

                  Section 4.2  Maintenance of Office or Agency.
                               -------------------------------

                  The Issuers and the Guarantors shall maintain in the
Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuers and the Guarantors in respect of the Securities and this
Indenture may be served.  The Issuers and the Guarantors shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency.  If at any time the Issuers and the Guarantors shall fail to maintain any such required office or agency or shall fail to furnish the
Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the
Trustee set forth in Section 13.2.

                  The Issuers and the Guarantors may also from time to
time designate one or more other offices or agencies where the
Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations;
provided, however, that no such designation or rescission shall in any manner relieve the Issuers and the Guarantors of their obligation to maintain an office or agency in the Borough of
Manhattan, The City of New York, for such purposes.  The Issuers and the Guarantors shall give prompt written notice to the
Trustee of any such designation or rescission and of any change in the location of any such other office or agency.  The Issuers and the Guarantors hereby initially designate the principal
corporate trust office of the Trustee as such office.

                  Section 4.3  Limitation on Restricted Payments.
                               ---------------------------------

                  The Issuers and the Guarantors shall not, and shall not
permit any of their Subsidiaries to, individually or
collectively, directly or indirectly, make any Restricted Payment if, after giving effect to such Restricted Payment on a pro forma basis, (i) a Default or an Event of Default shall have occurred and be continuing, (ii) Sun International is not permitted to incur at least $1.00 of additional Indebtedness pursuant to the
Debt Incurrence Ratio contained in Section 4.10, or (iii) the aggregate amount of all Restricted Payments made by Sun
International and its Subsidiaries, including after giving effect to such proposed Restricted Payment, from and after the Issue
Date, would exceed, without duplication, the sum of (a) 50% of the aggregate Consolidated Net Income of Sun International for the period (taken as one accounting period) commencing January 1,
2001 to and including the last day of the fiscal quarter ended

                                                    50

immediately prior to the date of each such calculation (or, in the event Consolidated Net Income for such period is a deficit, then minus 100% of such deficit), plus (b) the aggregate Net Cash
Proceeds received by Sun International from the sale of its
Qualified Capital Stock (other than (i) a sale to a Subsidiary of
Sun International and (ii) to the extent such Net Cash Proceeds are applied in connection with a Qualified Exchange after the
Issue Date, plus (c) the amount (not to exceed the aggregate amount of Investments previously made by the Issuers or any
Guarantor which were treated as Restricted Payments and counted against the amount available under this clause (iii)) equal to the net reduction in Investments resulting from either (1) any dividends, repayments of loans or advances or other transfers of assets to the Issuers or any Guarantor or the proceeds realized on sale of such Investments or representing the return of capital or the satisfaction or reduction (other than by means of payments by the Issuers or any Subsidiary) of obligations of other persons which have been guaranteed by the Issuers or any Guarantor or the release or expiration of any such guarantee, including the
expiration or release of any Investment Guarantee or (2) the redesignation of an Unrestricted Subsidiary as a Subsidiary which executes a Guarantee; provided, however, that the amount of
anything credited pursuant to this clause (c) shall not exceed its Fair Market Value at the time of transfer or redesignation, as the case may be; plus (d) $50 million.

                  The immediately preceding paragraph, however, will not
prohibit (1) a Qualified Exchange, (2) the payment of any
dividend on Capital Stock within 60 days after the date of its declaration if such dividend could have been made on the date of such declaration in compliance with the foregoing provisions, (3)
the redemption or repurchase of any Capital Stock or Indebtedness of the Issuers or their Subsidiaries (other than Capital Stock or
Indebtedness held by Permitted Holders), if the holder or
beneficial owner of such Capital Stock or Indebtedness is
required to be found suitable by any Gaming Authority to own or vote any such security and is found unsuitable by any such Gaming
Authority to so own or vote such security and (4) any Investment
Guarantee Payments.  The full amount of any Restricted Payment made pursuant to the foregoing clauses (2), (3) and (4) (but not pursuant to clause (1)) of the immediately preceding sentence, however, will be deducted in the calculation of the aggregate amount of Restricted Payments available to be made referred to in clause (iii) of the immediately preceding paragraph.

                  For purposes of this Section 4.3, the amount of any
Restricted Payment made or returned, if other than in cash, shall be the Fair Market Value thereof, as determined in the good faith

                                                    51

reasonable judgment of the Board of Directors of Sun
International, unless stated otherwise, at the time made or
returned, as applicable.

                  Section 4.4  Corporate Existence.
                               -------------------

                  Subject to Article V, the Issuers and the Guarantors
shall do or cause to be done all things necessary to preserve and keep in full force and effect their corporate existence and the corporate or other existence of each of their Subsidiaries in accordance with the respective organizational documents of each of them and the rights (charter and statutory) and corporate franchises of the Issuers and the Guarantors and each of their
Subsidiaries; provided, however, that neither the Issuers nor any of the Guarantors shall be required to preserve, with respect to itself, any right or franchise, and with respect to any of their
Subsidiaries, any such existence, right or franchise, if (a) the
Board of Directors of Sun International shall determine
reasonably and in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Issuers and (b) the loss thereof is not disadvantageous in any material respect to the Holders.

                  Section 4.5  Payment of Taxes and Other Claims.
                               ---------------------------------

                  The Issuers and the Guarantors shall, and shall cause
each of their Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i)
all taxes, assessments and governmental charges (including
withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Issuers, any Guarantor or any of their Subsidiaries or properties and assets of the Issuers, any Guarantor or any of their Subsidiaries and (ii) all lawful claims, whether for labor, materials, supplies, services or
anything else, which have become due and payable and which by law have or may become a Lien upon the property and assets of the
Issuers, any Guarantor or any of their Subsidiaries; provided, however, that neither the Issuers nor any Guarantor shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount,
applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been established in accordance with GAAP.

                  Section 4.6  Compliance Certificate; Notice of Default.
                               -----------------------------------------

                           (a)  The Issuers shall deliver to the Trustee
within 120 days after the end of their fiscal year an Officers'

                                                     52

Certificate, one of the signers of which shall be the principal executive, financial or accounting officer of the Issuers,
complying (whether or not required) with Section 314(a)(4) of the
TIA and stating that a review of their activities and the
activities of their Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Issuers have kept, observed, performed and fulfilled their obligations (without regard to notice requirements or grace periods) under this Indenture and further stating, as to each such Officer signing such certificate, whether or not the signer knows of any failure by the Issuers, any
Guarantor or any Subsidiary of the Issuers or any Guarantor to
comply with any conditions or covenants in this Indenture and, if such signer does know of such a failure to comply, the certificate shall describe such failure with particularity.  The Officers'
Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.

                           (b)  The Issuers shall, so long as any of the
Securities are outstanding, deliver to the Trustee, immediately upon becoming aware of any Default or Event of Default under this
Indenture, an Officers' Certificate specifying such Default or
Event of Default and what action the Issuers are taking or
propose to take with respect thereto.  The Trustee shall not be deemed to have knowledge of a Default or an Event of Default unless one of its Trust Officers receives notice of the Default giving rise thereto from the Issuers or any of the Holders.

                  Section 4.7  Reports.
                               -------

                  Whether or not Sun International is subject to the
reporting requirements of Section 13 or 15(d) of the Exchange
Act, Sun International shall deliver to the Trustee and to each
Holder within 15 days after it is or would have been (if it were subject to such reporting obligations) required to furnish such with the SEC, annual and quarterly financial statements
substantially equivalent to financial statements that would have been included in reports filed with the SEC, if Sun International were subject to the requirements of Section 13 or 15(d) of the
Exchange Act, including, with respect to annual information only, a report thereon by Sun International's certified independent public accountants as such would be required in such reports to the SEC, and, together with a management's discussion and
analysis of financial condition and results of operations which would be so required and, to the extent permitted by the Exchange
Act or the SEC, file with the SEC the annual, quarterly and other reports which it is or would have (if it were subject to such

                                                    53

reporting obligations) been required to file with the SEC.
Delivery of such reports, information and documents to the
Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuers' compliance with any of their covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  Section 4.8  Waiver of Stay, Extension or Usury Laws.
                               ---------------------------------------

                  Each of the Issuers and each Guarantor covenants (to
the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law wherever enacted which would prohibit or forgive the Issuers or any Guarantor from paying all or any portion of the principal of or interest (and Liquidated Damages, if any) on the Securities as contemplated herein, wherever
enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and
(to the extent that they may lawfully do so) each of the Issuers and each Guarantor hereby expressly waives all benefit or
advantage of any such law insofar as such law applies to the
Securities, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 4.9  Limitation on Transactions with
                               -------------------------------
Affiliates.
----------

                  None of the Issuers or any of their Subsidiaries will,
on or after the Issue Date, enter into or suffer to exist any contract, agreement, arrangement or transaction with any
Affiliate (an "Affiliate Transaction"), or any series of related
               ---------------------
Affiliate Transactions (other than Exempted Affiliate
Transactions) (i) unless it is determined that the terms of such
Affiliate Transaction are fair and reasonable to Sun
International or such Subsidiary, as applicable, and no less favorable to Sun International or such Subsidiary, as applicable, than could have been obtained in an arm's length transaction with a non-Affiliate and (ii) if involving consideration to either party in excess of $4 million, unless such Affiliate
Transaction(s) has been approved by a majority of the members of the Board of Directors that are disinterested in such transaction and (iii) if involving consideration to either party in excess of
$15 million, unless in addition to the foregoing, Sun

                                                    54

International, prior to the consummation thereof, obtains a
written favorable opinion as to the fairness of such transaction to Sun International from a financial point of view from an
independent investment banking firm of national reputation.

                  Section 4.10  Limitation on Incurrence of Additional
                                --------------------------------------
Indebtedness and Disqualified Capital Stock.
-------------------------------------------

                  Except as set forth below in this Section 4.10, the
Issuers and the Guarantors will not, and will not permit any of their Subsidiaries to, individually or collectively, directly or indirectly, issue, assume, guaranty, incur, become directly or indirectly liable with respect to (including as a result of an
Acquisition), or otherwise become responsible for, contingently or otherwise (individually and collectively, to "incur" or, as
                                                 -----
appropriate, an "incurrence"), any Indebtedness or any
                 ----------
Disqualified Capital Stock (including Acquired Indebtedness), except Permitted Indebtedness.  Notwithstanding the foregoing, if
(i) no Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect on a pro forma basis to, such incurrence of Indebtedness or Disqualified Capital
Stock and (ii) on the date of such incurrence (the "Incurrence
                                                    ----------
Date"), the Consolidated Coverage Ratio of Sun International for
----
the Reference Period immediately preceding the Incurrence Date, after giving effect on a pro forma basis to such incurrence of such Indebtedness or Disqualified Capital Stock and, to the
extent set forth in the definition of Consolidated Coverage
Ratio, the use of proceeds thereof, would be at least 2.5 to l
(the "Debt Incurrence Ratio"), then the Issuers and the
      ---------------------
Guarantors may incur such Indebtedness or Disqualified Capital
Stock.

                  Acquired Indebtedness shall be deemed to have been
incurred at the time the person who incurred such Indebtedness becomes a Subsidiary of either of the Issuers (including upon designation of any Unrestricted Subsidiary or other person as a
Subsidiary) or is merged with or into or consolidated with either of the Issuers or a Subsidiary of either of the Issuers, as
applicable.  Upon each incurrence of Indebtedness, the Issuers may designate pursuant to which provision of this Section 4.10
(including pursuant to which clause of the definition of
"Permitted Indebtedness") such Indebtedness is being incurred and the Issuers may subdivide an amount of Indebtedness and designate more than one provision pursuant to which such amount of
Indebtedness is being incurred and such Indebtedness shall not be deemed to have been incurred or outstanding under any other
provision of this Section 4.10.

                                                    55

                  Section 4.11  Limitation on Dividends and Other Payment
                                -----------------------------------------
Restrictions Affecting Subsidiaries.
-----------------------------------

                  The Issuers and the Guarantors will not, and will not
permit any of their Subsidiaries to, individually or
collectively, directly or indirectly, create, assume or suffer to exist any consensual restriction on the ability of any Subsidiary of Sun International, SINA or such Guarantor to pay dividends or make other distributions to or on behalf of, or to pay any
obligation to or on behalf of, or otherwise to transfer assets or property to or on behalf of, or make or pay loans or advances to or on behalf of, Sun International, SINA, the Guarantors or any
Subsidiary of any of them, or to guaranty the Securities, except
(a) restrictions imposed by the Securities or herein or by other
Indebtedness (which may also be guaranteed by the Guarantors)
ranking pari passu with the Securities or the Guarantees, as applicable, provided that such restrictions are no more
restrictive taken as a whole than those imposed by the Indenture and the Securities, (b)  restrictions imposed by applicable law,
(c) any restriction imposed by Indebtedness incurred under the
Credit Agreement or other Senior Debt incurred pursuant to
Section 4.10 hereof; provided that such restriction or
requirement is no more restrictive than that imposed by the
Credit Agreement as of the Issue Date, (d) restrictions under any
Acquired Indebtedness not incurred in violation of this Indenture or any agreement relating to any property, asset, or business acquired by Sun International or any of its Subsidiaries, which restrictions in each case existed at the time of acquisition, were not put in place in connection with or in anticipation of such acquisition and are not applicable to any person, other than the person acquired, or to any property, asset or business, other than the property, assets and business so acquired, (e)
restrictions with respect solely to a Subsidiary of Sun
International imposed pursuant to a binding agreement that has been entered into for the sale or disposition of all or
substantially all of the Equity Interests or assets of such
Subsidiary, provided such restrictions apply solely to the Equity
Interests or assets of such Subsidiary that are being sold, (f)
restrictions on transfer contained in FF&E Indebtedness incurred pursuant to paragraph (c) of the definition of "Permitted
Indebtedness," provided such restrictions relate only to the transfer of the property acquired with the proceeds of such FF&E
Indebtedness, and (g) in connection with and pursuant to
Permitted Refinancings, replacements of restrictions imposed pursuant to clauses (a), (c) or (d) of this paragraph that are not more restrictive than those being replaced and do not apply to any other person or assets than those that would have been covered by the restrictions in the Indebtedness so refinanced.

                                                    56

Notwithstanding the foregoing, neither (a) customary provisions restricting subletting or assignment of any lease, license or contract entered into in the ordinary course of business,
consistent with industry practice, nor (b) Liens permitted under the terms of this Indenture shall in and of themselves be
considered a restriction on the ability of the applicable
Subsidiary to transfer such agreement or assets, as the case may
be.

                  Section 4.12  Limitation on Liens Securing
                                ----------------------------
Indebtedness.
------------

                  The Issuers and the Guarantors will not, and will not
permit any of their Subsidiaries to, individually or
collectively, create, incur, assume or suffer to exist any Lien of any kind, other than Permitted Liens, upon any of their
respective assets now owned or acquired on or after the date of this Indenture or upon any income or profits therefrom securing any Indebtedness of the Issuers, the Guarantors or any of their
Subsidiaries other than Senior Debt, unless the Issuers and
Guarantors each provide, and cause their Subsidiaries to provide, concurrently  therewith, that the Securities are equally and ratably so secured, provided that, if such Indebtedness is
Subordinated Indebtedness, the Lien securing such Subordinated
Indebtedness shall be subordinate and junior to the Lien securing the Securities with the same relative priority as such
Subordinated Indebtedness shall have with respect to the
Securities.

                  Section 4.13  Limitation on Sale of Assets and
                                --------------------------------
Subsidiary Stock.
----------------

                  The Issuers and the Guarantors will not, and will not
permit any of their Subsidiaries to, individually or
collectively, in one or a series of related transactions, convey, sell, transfer, assign or otherwise dispose of, directly or
indirectly, any of its property, business or assets, including by merger or consolidation (in the case of SINA, a Guarantor or a
Subsidiary of Sun International or SINA), and including any sale or other transfer or issuance of any Equity Interests of any
Subsidiary of Sun International, including SINA, whether by Sun
International, SINA or a Subsidiary of either or through the issuance, sale or transfer of Equity Interests by a Subsidiary of
Sun International, including SINA, and including any sale and leaseback transaction (an "Asset Sale"), unless (i)(a) within 360
                           ----------
days after the date of such Asset Sale, the Net Cash Proceeds therefrom (the "Asset Sale Offer Amount") are applied to the
                -----------------------
optional redemption of the Securities in accordance with the

                                                    57

terms of this Indenture or to the repurchase of the Securities and other Indebtedness on a parity with the Securities with
similar provisions requiring the Issuers to make an offer to purchase such Indebtedness with the proceeds from such Asset Sale pursuant to a cash offer (pro rata in proportion to the
respective principal amounts (or accreted values in the case of
Indebtedness issued with an original issue discount) of the
Securities and such other Indebtedness then outstanding) pursuant to an irrevocable, unconditional cash offer (the "Asset Sale
                                                  ----------
Offer") to repurchase Securities at a purchase price of 100% of
-----
the principal amount (or accreted value in the case of
Indebtedness issued with an original issue discount) with respect to each such series of Indebtedness (the "Asset Sale Offer
                                          ----------------
Price") together with accrued and unpaid interest and Liquidated
-----
Damages, if any, to the date of payment, made within 330 days of such Asset Sale or (b) within 330 days following such Asset Sale, the Asset Sale Offer Amount is (1) invested in assets and
property (other than notes, bonds, obligation and securities)
which in the good faith judgment of the Board of Directors of Sun
International will immediately constitute or be a part of a
Related Business of Sun International, SINA or such Subsidiary
(if it continues to be a Subsidiary) immediately following such investment or (2) used to permanently reduce Senior Debt
(provided that in the case of a revolving loan agreement or
similar arrangement that makes credit available, such commitment is so permanently reduced by such amount), (ii) no more than the greater of (A) $20 million or (B) 15% of the total consideration for such Asset Sale or series of related Asset Sales consists of consideration other than cash or Cash Equivalents, provided
however, that more than 15% of the total consideration may
consist of consideration other than cash or Cash Equivalents if
(A) the portion of such consideration that does not consist of cash or Cash Equivalents consists of assets of a type ordinarily used in the operation of a Related Business (including Capital
Stock of a person that becomes a wholly owned Subsidiary and that holds such assets) to be used by the Issuers or a Subsidiary in the conduct of a Related Business, and (B) the terms of such
Asset Sale have been approved by a majority of the members of the
Board of Directors of Sun International having no personal stake in such transaction, (iii) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect, on a pro forma basis, to, such Asset Sale, and (iv) if the value of the assets disposed of is at least $10 million, the Board of Directors of Sun International determines in good faith that Sun International or such Subsidiary, as
applicable, receives fair market value for such Asset Sale (as evidenced by a resolution of the Board of Directors).  Pending the final application of any Net Cash Proceeds, the Issuers may

                                                    58

temporarily reduce revolving credit borrowings or otherwise
invest the Net Cash Proceeds in any manner that is not prohibited by this Indenture.

                  Notwithstanding the foregoing provisions of the prior
paragraph:

                           (i)      Sun International and its Subsidiaries may,
         in the ordinary course of business, convey, sell, transfer, assign or otherwise dispose of inventory acquired and held for resale in the ordinary course of business;

                           (ii)     Sun International and its Subsidiaries may
         convey, sell, transfer, assign or otherwise dispose of
         assets pursuant to and in accordance with Article V;

                           (iii)            Sun International and its Subsidiaries
         may sell or dispose of damaged, worn out or other obsolete property in the ordinary course of business so long as such property is no longer necessary for the proper conduct of
         the business of Sun International or such Subsidiary, as
         applicable;

                           (iv)     the Issuers and the Subsidiaries may convey,
         sell, transfer, assign or otherwise dispose of assets to any
         Issuer or any Guarantor; and

                           (v)      the Issuers may sell Non-Strategic Real
         Estate.

                  An Asset Sale Offer may be deferred until the
accumulated Net Cash Proceeds from Asset Sales not applied to the uses set forth in (i) above (the "Excess Proceeds") exceeds $20
                                  ---------------
million and that each Asset Sale Offer shall remain open for 20
Business Days following its commencement (the "Asset Sale Offer
                                               ----------------
Period").  Upon expiration of the Asset Sale Offer Period, the
------
Issuers shall apply the Asset Sale Offer Amount plus an amount equal to accrued and unpaid interest and Liquidated Damages, if any, to the purchase of all Indebtedness properly tendered (on a pro rata basis if the Asset Sale Offer Amount is insufficient to purchase all Indebtedness so tendered) at the applicable Asset
Sale Offer Price (together with accrued and unpaid interest and
Liquidated Damages, if any).  To the extent that the aggregate amount of Indebtedness tendered pursuant to an Asset Sale Offer is less than the Asset Sale Offer Amount, the Issuers may use any remaining Net Cash Proceeds for general corporate purposes as otherwise permitted by this Indenture and following the
consummation of each Asset Sale Offer the Excess Proceeds amount

                                                    59

shall be reset to zero.  For purposes of (ii) above, total
consideration received means the total consideration received for such Asset Sales minus the amount of (a) Senior Debt assumed by a transferee which assumption permanently reduces the amount of
Indebtedness outstanding on the Issue Date or permitted pursuant to clause (a) or (c) of the definition of Permitted Indebtedness
(including that in the case of a revolving loan agreement or similar arrangement that makes credit available, such commitment is so reduced by such amount), (b) FF&E Indebtedness secured solely by the assets sold and assumed by a transferee and (c)
property that within 30 days of such Asset Sale is converted into
Cash or Cash Equivalents.

                  All Net Cash Proceeds from an Event of Loss shall be
invested, used for prepayment of Senior Debt, or used to
repurchase Securities, all within the period and as otherwise provided above in clauses (i)(a) or (i)(b) of the first paragraph of this Section 4.13.

                  In addition to the foregoing, Sun International will
not, and will not permit any Subsidiary to, directly or
indirectly make any Asset Sale of any of the Equity Interests of any Subsidiary, including SINA, except (i) pursuant to an Asset
Sale of all the Equity Interests of such Subsidiary or (ii)
pursuant to an Asset Sale of shares of common stock with no
preferences or special rights or privileges and with no
redemption or prepayment provisions, provided that after such sale the Issuers or their Subsidiaries own at least 50.1% of the voting and economic interests of the Capital Stock of such
Subsidiary.

                  Notice of an Asset Sale Offer shall be sent, on or
prior to the commencement of the Asset Sale Offer, by first-class mail, by the Issuers to each Holder at its registered address, with a copy to the Trustee.  The Asset Sale Offer shall remain open for at least 20 Business Days following its commencement.
The notice to the Holders shall contain all information,
instructions and materials required by applicable law or
otherwise material to such Holders' decision to tender Securities pursuant to the Asset Sale Offer.  The notice, which (to the extent consistent with this Indenture) shall govern the terms of an Asset Sale Offer, shall state:

                                            (1)  that the Asset Sale Offer is
         being made pursuant to such notice and this Section
         4.13;

                                                    60

                                            (2)  the Asset Sale Offer Amount,
         the Asset Sale Offer Price (including the amount of
         accrued but unpaid interest (and Liquidated Damages, if
         any)), and the date of purchase;

                                            (3)  that any Security or portion
         thereof not tendered or accepted for payment will
         continue to accrue interest if interest is then
         accruing;

                                            (4)  that, unless the Issuers
         default in depositing cash with the Paying Agent (which
         may not for purposes of this Section 4.13,
         notwithstanding anything in this Indenture to the
         contrary, be the Issuers or any Affiliate of either of
         the Issuers) in accordance with the last paragraph of
         this Section 4.13, any Security, or portion thereof,
         accepted for payment pursuant to the Asset Sale Offer
         shall cease to accrue interest after the Asset Sale
         Purchase Date;

                                            (5)  that Holders electing to have
         a Security, or portion thereof, purchased pursuant to
         an Asset Sale Offer will be required to surrender their
         Security, with the form entitled "Option of Holder to
         Elect Purchase" on the reverse of the Security
         completed, to the Paying Agent (which may not for
         purposes of this Section 4.13, notwithstanding any
         other provision of this Indenture, be the Issuers or
         any Affiliate of either of the Issuers) at the address
         specified in the notice;

                                            (6)  that Holders will be entitled
         to withdraw their elections, in whole or in part, if
         the Paying Agent receives, prior to the expiration of
         the Asset Sale Offer, a facsimile transmission or
         letter setting forth the name of the Holder, the
         principal amount of the Securities the Holder is
         withdrawing and a statement containing a facsimile
         signature and stating that such Holder is withdrawing
         his election to have such principal amount of
         Securities purchased;

                                            (7)  that if Indebtedness,
         including Securities, in a principal amount in excess
         of the principal amount of Indebtedness, including
         Securities, to be acquired pursuant to the Asset Sale
         Offer are tendered and not withdrawn, the Issuers shall

                                                    61

         purchase Indebtedness, including Securities on a pro
                                                          ---
         rata basis (with such adjustments as may be deemed
         ----
         appropriate by the Issuers so that only Securities, in
         denominations of $1,000 or integral multiples of $1,000
         shall be acquired);

                                            (8)  that Holders whose Securities
         were purchased only in part will be issued new
         Securities equal in principal amount to the unpurchased
         portion of the Securities surrendered; and

                                            (9)  the circumstances and relevant
         facts regarding such Asset Sales; and

                                            (10)  the CUSIP Number, if any, of
         the Securities.

                  The Issuers agree that any Asset Sale Offer shall be
made in compliance with all applicable laws, rules, and
regulations, including, if applicable, Regulation 14E of the
Exchange Act and the rules and regulations thereunder and all other applicable United States Federal and state securities laws, and any provisions of this Indenture which conflict with such laws shall be deemed to be superseded by the provisions of such laws.

                  On or before the date of purchase, the Issuers shall
(i) accept for payment Indebtedness, including Securities, or portions thereof properly tendered pursuant to the Asset Sale
Offer (on a pro rata basis if required pursuant to paragraph (7)
            --- ----
above), (ii) deposit with the Paying Agent cash sufficient to pay the Asset Sale Offer Price for all Securities or portions thereof so accepted and (iii) deliver to the Trustee Securities so
accepted together with an Officers' Certificate setting forth the
Securities or portions thereof being purchased by the Issuers.
The Paying Agent shall promptly mail or deliver to Holders of
Securities so accepted payment in an amount equal to the Asset
Sale Offer Price for such Securities, and the Trustee shall
promptly authenticate and mail or deliver to such Holders a new
Security equal in principal amount to any unpurchased portion of the Security surrendered.  Any Securities not so accepted shall be promptly mailed or delivered by the Issuers to the Holder thereof.

                  Section 4.14  Limitation on Layering Indebtedness.
                                -----------------------------------

                  The Issuers and the Guarantors will not, individually
or collectively, directly or indirectly, incur, or suffer to

                                                    62

exist any Indebtedness that is subordinate in right of payment to any other Indebtedness of either Issuer or any Guarantor unless, by its terms, such Indebtedness is subordinated in right of
payment to, or ranks pari passu with, the Securities or the
Guarantee, as applicable.

                  Section 4.15  Limitation on Lines of Business.
                                -------------------------------

                  None of the Issuers or any of their Subsidiaries shall
directly or indirectly engage to any substantial extent in any line or lines of business activity other than that which, in the good faith judgment of the Board of Directors of Sun
International, is a Related Business.

                  Section 4.16  Limitation on Status as Investment
                                ----------------------------------
Company.
-------

                  None of Sun International or any of its Subsidiaries
shall become required to be registered as an "investment company"
(as that term is defined in the Investment Company Act of 1940, as amended), or otherwise become subject to regulation under the
Investment Company Act.

                  Section 4.17  Future Subsidiary Guarantors.
                                ----------------------------

                  The Issuers covenant and agree that they shall cause
each person that becomes a Subsidiary of either Issuer to execute a Guarantee in the form of Exhibit B hereto and shall cause such
                           ---------
Subsidiary to enter into a supplemental indenture for the purpose of jointly and severally guaranteeing, irrevocably and
unconditionally, on a senior subordinated basis, the Issuers'
obligations to pay principal, premium and interest (and
Liquidated Damages, if any) on the Securities.

                  Section 4.18  Payment for Consent.
                                -------------------

                  None of the Issuers or any of their Subsidiaries or
Unrestricted Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Securities for, or as an inducement to, any consent, waiver or amendment of any of the terms or provisions of the Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities which so consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement, which solicitation documents must be mailed to all Holders of the Securities prior to the expiration of the solicitation.

                                                    63

                  Section 4.19  Suspended Covenants.
                                -------------------

                  During any period of time that (i) the Securities have
Investment Grade Status and (ii) no Default or Event of Default
has occurred and is continuing, the Issuers and their
Subsidiaries will not be subject to Section 4.3, 4.10, 4.13 or clause (iv) of Section 5.1 (collectively, the "Suspended
                                               ---------
Covenants").  In the event that the Issuers and their
---------
Subsidiaries are not subject to the Suspended Covenants with respect to the Securities for any period of time as a result of the preceding sentence and, subsequently, either of the Rating
Agencies withdraws its rating or assigns the Securities a rating below the required Investment Grade Ratings, then the Issuers and their Subsidiaries will thereafter again be subject to the
Suspended Covenants for the benefit of the Securities and
compliance with Section 4.3 made after the time of such
withdrawal or assignment will be calculated in accordance with the terms of Section 4.3 as if such covenant had been in effect during the entire period of time from the Issue Date with respect to the Securities.

                  Section 4.20  Payment of Additional Amounts.
                                -----------------------------

                  The Issuers will, subject to the limitations and
exceptions set forth below, pay to each Holder such amounts (the
"Additional Amounts") as may be necessary in order that every net payment or deemed payment of (i) principal, premium, Liquidated
Damages and interest, if any, with respect to a Note, or (ii) net proceeds on the sale or exchange of a Note, each after deduction or withholding for or on account of any taxes, duties,
assessments or governmental charges of whatever nature imposed or levied by or on behalf of the government of The Bahamas or any authority thereof or therein having power to tax, will result in the receipt by the Holders of the amounts that would have been received by them had no such deduction or withholding been
required; provided, however, that no such Additional Amounts shall be payable in respect of any Note for:

                  (1)      any tax, duty, assessment, or other governmental
charge which would not have been imposed but for the fact that such Holder:

                                    (a)  is a resident, domiciliary or national
         of, or engaged in business or maintains a permanent
         establishment or was physically present in, The Bahamas or any political subdivision thereof or therein or otherwise
         has some connection with The Bahamas other than the mere
         ownership of, or receipt of payment under, such Note;

                                                    64

                                    (b)  presented such Note for payment in The
         Bahamas or any political subdivision thereof or therein,
         unless such Note could not have been presented for payment elsewhere; or

                                    (c)  presented such Note for payment more
         than 30 days after the date on which the payment in respect of such Note became due and payable or provided for,
         whichever is later, except to the extent that the Holder
         would have been entitled to such Additional Amounts if it
         had presented such Note for payment on any day within such period of 30 days;

                  (2)      any estate, inheritance, gift, sales, transfer, or
similar tax, assessment or other governmental charge or any
taxes, duties, assessments or other governmental charges that are payable otherwise than by deduction or withholding from payments on the Securities;

                  (3)      any tax, duty, assessment, or other governmental
charge imposed on a Holder that is not the beneficial owner of a
Note to the extent that the beneficial owner would not have been entitled to the payment of Additional Amounts had the beneficial owner directly held the Note; or

                  (4)      any combination of items (1), (2) and (3).

                  Whenever there is mentioned herein in any context, the
payment of the principal of or any premium or interest on, or in respect of, any Note or the net proceeds received on the sale or exchange of any Note, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this
Indenture to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to this
Indenture.

                  Without limiting a Holder's right to receive payment of
Additional Amounts, in the event that Additional Amounts actually paid with respect to the Securities are based on rates of
deduction or withholding of Bahamian taxes in excess of the
appropriate rate applicable to the Holder of such Securities and, as a result thereof, such Holder of Securities is entitled to make a claim for a refund or credit of such excess, then such
Holder of Securities shall, by accepting the Securities and
receiving a payment of Additional Amounts, be deemed to have assigned and transferred all right, title and interest to any such claim for a refund or credit of such excess to the Issuers.

                                                    65

By making such assignment, the Holder of Securities makes no representation or warranty that the Issuers will be entitled to receive such claim for a refund or credit and incurs no other obligation with respect thereto.

                                                 ARTICLE V

                                           SUCCESSOR CORPORATION

                  Section 5.1  Limitation on Merger, Sale or
                               -----------------------------
Consolidation of Sun International.
----------------------------------

                  Sun International will not, directly or indirectly,
consolidate with or merge with or into another person or sell, lease, convey or transfer all or substantially all of its assets
(computed on a consolidated basis), whether in a single
transaction or a series of related transactions, to another
person or group of affiliated persons or adopt a plan of
liquidation, unless (i) either (a) Sun International is the
resulting surviving or transferee entity (the "Successor
                                               ---------
Company") or (b) the Successor Company or, in the case of a plan
-------
of liquidation, the entity which receives the greatest value from such plan of liquidation is a corporation organized under the laws of the Commonwealth of The Bahamas, any member country of the European Union, Canada or the United States, any state
thereof or the District of Columbia and expressly assumes by supplemental indenture all of the obligations of Sun
International in connection with the Securities and the
Indenture; (ii) no Default or Event of Default shall exist or shall occur immediately after giving effect on a pro forma basis to such transaction; (iii) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of the Successor Company or, in the case of a plan of
liquidation, the entity which receives the greatest value from such plan of liquidation is at least equal to the Consolidated
Net Worth of Sun International immediately prior to such
transaction; and (iv) immediately after giving effect to such transaction on a pro forma basis, the Successor Company or, in the case of a plan of liquidation, the entity which receives the greatest value from such plan of liquidation would immediately thereafter be permitted to incur at least $1.00 of additional
Indebtedness pursuant to the Debt Incurrence Ratio contained in
Section 4.10.

                  On or prior to the consummation of the proposed
transaction, Sun International shall have delivered to the
Trustee (x) an Officers' Certificate, stating that such

                                                    66

consolidation, merger, sale, assignment, conveyance, transfer, lease or disposition and such supplemental indenture executed in connection therewith comply with this Indenture and (y) an
Opinion of Counsel stating that the conditions in clause (i)(b)
of the first paragraph of this Section 5.1 have been satisfied, if applicable.  The Trustee shall be entitled to conclusively rely upon such Officers' Certificate and Opinion of Counsel.

                  For purposes of the foregoing, the transfer (by lease,
assignment, sale or otherwise) of all or substantially all of the properties and assets of one or more Subsidiaries of Sun
International, including SINA, if applicable, shall be deemed to be the transfer of all or substantially all of the properties and assets of Sun International, if the interest of Sun International in the properties and assets of such Subsidiary or Subsidiaries constitutes all or substantially all of the properties and assets of Sun International.

                  Section 5.2  Successor Corporation Substituted.
                               ---------------------------------

                  Upon any consolidation or merger or any transfer of all
or substantially all of the assets of Sun International, or
consummation of a plan of liquidation in accordance with the foregoing, the successor corporation formed by such consolidation or into which Sun International is merged or to which such
transfer is made or, in the case of a plan of liquidation, the entity which receives the greatest value from such plan of
liquidation shall succeed to, and (except in the case of a lease or any transfer of substantially all (but less than all) of the assets of Sun International) be substituted for, and may exercise every right and power of, Sun International, under this Indenture with the same effect as if such successor corporation had been named herein as Sun International and (except in the case of a lease or any transfer of substantially all (but less than all) of the assets of Sun International) Sun International shall be
released from the obligations under the Securities and this
Indenture except with respect to any obligations that arise from, or are related to, such transaction.

                  Section 5.3  Limitation on Merger, Sale or
                               -----------------------------
Consolidation of SINA.
---------------------

                  SINA will not consolidate or merge with or into
(whether or not SINA is the surviving person) another person
(other than Sun International or a Guarantor) unless (i) subject to the provisions of the following paragraph, the person formed by or surviving any such consolidation or merger (if other than

                                                    67

SINA) expressly assumes all the obligations of SINA pursuant to a supplemental indenture in form reasonably satisfactory to the
Trustee; and (ii) immediately before and immediately after giving effect to such transaction on a pro forma basis, no Default or
Event of Default shall have occurred or be continuing.  Any
person that expressly assumes all the obligations of SINA
pursuant to a supplemental indenture as provided in the
foregoing, shall succeed to, and be substituted for, and may exercise every right and power of SINA under this Indenture with the same effect as if such successor corporation had been named herein as SINA.

                  Notwithstanding the foregoing, upon the sale or
disposition (whether by merger, stock purchase, or otherwise) of
SINA in its entirety to an entity which is not a Subsidiary, which transaction is otherwise in compliance with this Indenture
(including, without limitation, the provisions of Section 4.13 hereof), SINA shall be released from the obligations under the
Securities and this Indenture except with respect to any
obligations that arise from, or are related to, such transaction;
provided, however, that any such termination shall occur only to the extent that all obligations of SINA under all of its
guarantees of, and under all of its pledges of assets or other security interests which secure, any Indebtedness of Sun
International or any of its Subsidiaries shall also terminate upon such release, sale or transfer.

                                                ARTICLE VI

                                      EVENTS OF DEFAULT AND REMEDIES

                  Section 6.1  Events of Default.
                               -----------------

                  "Event of Default," wherever used herein, means any one
                   ----------------
of the following events (whatever the reason for such Event of
Default and whether it shall be caused voluntarily or
involuntarily or effected, without limitation, by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or
governmental body):

                                            (1)  the failure by the Issuers to
         pay any installment of interest or Liquidated Damages,
         if any, on the Securities as and when the same becomes
         due and payable and the continuance of any such failure
         for 30 days;

                                                    68

                                            (2)  the failure by the Issuers to
         pay all or any part of the principal, or premium, if
         any, on the Securities when and as the same becomes due
         and payable at maturity, redemption, by acceleration or
         otherwise, whether or not prohibited by Article XII
         hereof, including, without limitation, payment of the
         Change of Control Purchase Price or the Asset Sale
         Offer Price, or otherwise;

                                            (3)  the failure by either of the
         Issuers or any of their Subsidiaries otherwise to
         comply with Sections 4.13, 5.1 and 5.2 and Article X;

                                            (4)  (A) failure by either of the
         Issuers or any of their Subsidiaries to observe or
         perform any other covenant or agreement contained in
         Article IV (except as provided in clauses (1), (2) and
         (3) above) and the continuance of such failure for a
         period of 30 days after written notice is given to the
         Issuers by the Trustee or to the Issuers and the
         Trustee by the Holders of at least 25% in aggregate
         principal amount of the Securities outstanding, or (B)
         failure by either of the Issuers or any of their
         Subsidiaries to observe or perform any other covenant
         or agreement contained in the Securities or herein
         (except as provided for in clauses (1), (2), (3) and
         (4)(A) above) and the continuance of such failure for
         60 days after written notice is given to the Issuers by
         the Trustee or the Issuers and the Trustee by the
         Holders of at least 25% in aggregate principal amount
         of Securities outstanding;

                                            (5)  a decree, judgment, or order
         by a court of competent jurisdiction shall have been
         entered adjudicating either or both of the Issuers or
         any of their Significant Subsidiaries as bankrupt or
         insolvent, or approving as properly filed a petition
         seeking reorganization of either or both of the Issuers
         or any of their Significant Subsidiaries under any
         bankruptcy or similar law, and such decree or order
         shall have continued undischarged and unstayed for a
         period of 60 consecutive days; or a decree or order of
         a court of competent jurisdiction, judgment appointing
         a receiver, liquidator, trustee, or assignee in
         bankruptcy or insolvency for either or both of the
         Issuers, any of their Significant Subsidiaries, or any
         substantial part of the property of any such person, or

                                                    69

         for the winding up or liquidation of the affairs of any
         such person, shall have been entered, and such decree,
         judgment, or order shall have remained in force
         undischarged and unstayed for a period of 60 days;

                                            (6)  either or both of the Issuers
         or any of their Significant Subsidiaries shall
         institute proceedings to be adjudicated a voluntary
         bankrupt, or shall consent to the filing of a
         bankruptcy proceeding against it, or shall file a
         petition or answer or consent seeking reorganization
         under any bankruptcy or similar law or similar statute,
         or shall consent to the filing of any such petition, or
         shall consent to the appointment of a Custodian,
         receiver, liquidator, trustee, or assignee in
         bankruptcy or insolvency of it or any substantial part
         of its assets or property, or shall make a general
         assignment for the benefit of creditors, or shall admit
         in writing its inability to pay its debts as they
         become due;

                                            (7)  a default in Indebtedness of
         either of the Issuers or any of their Subsidiaries with
         an aggregate principal amount in excess of $10 million
         (a) resulting from the failure to pay any principal at
         final stated maturity or (b) as a result of which the
         maturity of such Indebtedness has been accelerated
         prior to its stated maturity; and

                                            (8)  final unsatisfied judgments
         not covered by insurance aggregating in excess of $10
         million, at any one time rendered against either of the
         Issuers or any of their Subsidiaries and either (a) the
         commencement by any creditor of any enforcement
         proceeding upon any such judgment that is not promptly
         stayed or (b) such judgment is not stayed, bonded or
         discharged within 60 days.

                  Section 6.2  Acceleration of Maturity Date; Rescission
                               -----------------------------------------
and Annulment.
-------------

                  If an Event of Default occurs and is continuing (other
than an Event of Default specified in clauses (5) and (6), above, relating to either of the Issuers or any of their Significant
Subsidiaries,) then in every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of 25% in aggregate principal amount of the Securities then outstanding, by notice in writing

                                                    70

to the Issuers (and to the Trustee if given by Holders) (an
"Acceleration Notice"), may declare all principal and premium, if
 -------------------
any, determined as set forth below, and accrued and unpaid
interest and Liquidated Damages, if any, thereon to be due and payable immediately; provided, however, that if any Senior Debt is outstanding pursuant to the Credit Agreement, such
acceleration shall not be effective until the earlier of (x) the fifth Business Day after the giving to Sun International and the
Representative of such written notice, unless such Event of
Default is cured or waived prior to such date and (y) the date of acceleration of any Senior Debt under the Credit Agreement.  If an Event of Default specified in clauses (5) and (6) above
relating to either of the Issuers or any of their Significant
Subsidiaries occurs, all principal and accrued interest on the
Securities will be immediately due and payable on all outstanding
Securities without any declaration or other act on the part of
Trustee or the Holders.

                  At any time after such a declaration of acceleration
being made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter
provided in this Article VI, the Holders of a majority in
aggregate principal amount of then outstanding Securities, by written notice to the Issuers and the Trustee, may rescind, on behalf of all Holders, any such declaration of acceleration if:

                                            (1)  the Issuers have paid or
         deposited with the Trustee a sum sufficient to pay

                                                     (A)  all overdue interest
                  (and Liquidated Damages, if any) on all
                  Securities,

                                                     (B)  the principal of
                  (and premium, if any, applicable to) any
                  Securities which would become due otherwise
                  than by such declaration of acceleration, and
                  interest thereon at the rate borne by the
                  Securities,

                                                     (C)  to the extent that
                  payment of such interest is lawful, interest
                  upon overdue interest (and Liquidated
                  Damages, if any) at the rate borne by the
                  Securities,

                                                     (D)  all sums paid or
                  advanced by the Trustee hereunder and the

                                                    71

                  compensation, expenses, disbursements and
                  advances of the Trustee, its agents and
                  counsel, and

                                            (2)  all Events of Default, other
         than the non-payment of amounts which have become due
         solely by such declaration of acceleration, have been
         cured or waived as provided in Section 6.12.

Notwithstanding the previous sentence of this Section 6.2, no waiver shall be effective for any Event of Default or event which with notice or lapse of time or both would be an Event of Default with respect to any covenant or provision which cannot be
modified or amended without the consent of the Holder of each outstanding Security, unless all such affected Holders agree, in writing, to waive such Event of Default or other event.  No such waiver shall cure or waive any subsequent default or impair any right consequent thereon.

                  Section 6.3  Collection of Indebtedness and Suits for
                               ----------------------------------------
Enforcement by Trustee.
----------------------

                  The Issuers covenant that if an Event of Default in
payment of principal, premium, or interest (and Liquidated
Damages, if any) specified in Section 6.1(1) or (2) occurs and is continuing, the Issuers shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium (if any) and interest (and Liquidated Damages, if any), and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest (and Liquidated Damages, if any), at the rate borne by the Securities, and, in addition
thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including compensation to, and expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Issuers fail to pay such amounts forthwith upon
such demand, the Trustee, in its own name and as trustee of an express trust in favor of the Holders, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuers or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the
Issuers or any other obligor upon the Securities, wherever
situated.

                                                    72

                  If an Event of Default occurs and is continuing, the
Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  Section 6.4  Trustee May File Proofs of Claim.
                               --------------------------------

                  In case of the pendency of any receivership,
insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuers or any other obligor upon the Securities or the
property of the Issuers or of such other obligor or their
creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the
Trustee shall have made any demand on the Issuers for the payment of overdue principal or interest) shall be entitled and
empowered, by intervention in such proceeding or otherwise to take any and all actions under the TIA, including

                                    (i)  to file and prove a claim for the
         whole amount of principal (and premium, if any) and
         interest (and Liquidated Damages, if any) owing and
         unpaid in respect of the Securities and to file such
         other papers or documents as may be necessary or
         advisable in order to have the claims of the Trustee
         (including any claim for the reasonable compensation,
         expenses, disbursements and advances of the Trustee,
         its agent and counsel) and of the Holders allowed in
         such judicial proceeding, and

                                    (ii)  to collect and receive any moneys
         or other property payable or deliverable on any such
         claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator,
sequestrator or other similar official in any such judicial
proceeding is hereby authorized by each Holder to make such
payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable
compensation, expenses, disbursements and advances of the
Trustee, its agents and counsel, and any other amounts due the
Trustee under Section 7.7.

                                                    73

                  Nothing herein contained shall be deemed to authorize
the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 6.5  Trustee May Enforce Claims Without
                               ----------------------------------
Possession of Securities.
------------------------

                  All rights of action and claims under this Indenture or
the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such
proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust in favor of the Holders, and any recovery of judgment shall, after provision for the payment of compensation to, and expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such
judgment has been recovered.

                  Section 6.6  Priorities.
                               ----------

                  Subject to Article XII, any money collected by the
Trustee pursuant to this Article VI shall be applied in the
following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of
principal, premium (if any) or interest (and Liquidated Damages, if any), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the Trustee in payment of all amounts due
pursuant to Section 7.7;

                  SECOND:  To the Holders in payment of the amounts then
due and unpaid for principal of, premium (if any) and interest
(and Liquidated Damages, if any) on, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium (if any) and interest (and Liquidated Damages, if any), respectively; and

                  THIRD:  To whomsoever may be lawfully entitled thereto,
the remainder, if any.

                                                    74

                  Section 6.7  Limitation on Suits.
                               -------------------

                  No Holder of any Security shall have any right to order
or direct the Trustee to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                                                     (A)  such Holder has
                  previously given written notice to the
                  Trustee of a continuing Event of Default;

                                                     (B)  the Holders of not
                  less than 25% in principal amount of then
                  outstanding Securities shall have made
                  written request to the Trustee to institute
                  proceedings in respect of such Event of
                  Default in its own name as Trustee hereunder;

                                                     (C)  such Holder or
                  Holders have offered to the Trustee
                  reasonable security or indemnity against the
                  costs, expenses and liabilities to be
                  incurred or reasonably probable to be
                  incurred in compliance with such request;

                                                     (D)  the Trustee for 60
                  days after its receipt of such notice,
                  request and offer of indemnity has failed to
                  institute any such proceeding; and

                                                     (E)  no direction
                  inconsistent with such written request has
                  been given to the Trustee during such 60-day
                  period by the Holders of a majority in
                  principal amount of the outstanding
                  Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the
Holders.

                                                    75

                  Section 6.8  Unconditional Right of Holders to Receive
                               -----------------------------------------
Principal, Premium and Interest.
-------------------------------

                  Notwithstanding any other provision of this Indenture,
the Holder of any Security shall have the right, which is
absolute and unconditional, to receive payment of the principal of, and premium (if any) and interest (and Liquidated Damages, if any) on, such Security on the Maturity Dates or Interest Payment
Dates, as applicable, of such payments as expressed in such
Security (in the case of redemption, the Redemption Price on the
Redemption Date; in the case of a Change of Control, the Change of Control Purchase Price, on the Change of Control Purchase
Date; and in the case of an Asset Sale, the Asset Sale Offer
Price on the relevant purchase date); and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  Section 6.9  Rights and Remedies Cumulative.
                               ------------------------------

                  Except as otherwise provided with respect to the
replacement or payment of mutilated, destroyed, lost or stolen
Securities in Section 2.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or
employment of any other appropriate right or remedy.

                  Section 6.10  Delay or Omission Not Waiver.
                                ----------------------------

                  No delay or omission by the Trustee or by any Holder of
any Security to exercise any right or remedy arising upon any
Event of Default shall impair the exercise of any such right or remedy or constitute a waiver of any such Event of Default.
Every right and remedy given by this Article VI or by law to the
Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the
Holders, as the case may be.

                  Section 6.11  Control by Holders.
                                ------------------

                  The Holder or Holders of a majority in aggregate
principal amount of then outstanding Securities shall have the right to direct the time, method and place of conducting any

                                                    76

proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee, provided, that

                                            (1)  such direction shall not be in
         conflict with any rule of law or with this Indenture,

                                            (2)  the Trustee shall not
         determine that the action so directed would be unjustly
         prejudicial to the Holders not taking part in such
         direction, and

                                            (3)  the Trustee may take any other
         action deemed proper by the Trustee which is not
         inconsistent with such direction.

                  Section 6.12  Waiver of Past Default.
                                ----------------------

                  Subject to Section 6.8, the Holder or Holders of not
less than a majority in aggregate principal amount of the
outstanding Securities may, by written notice to the Trustee on behalf of all Holders, prior to the declaration of the maturity of the Securities, waive any past default hereunder and its
consequences, except a default

                                                     (A)  in the payment of
                  the principal of, premium, if any, or
                  interest (and Liquidated Damages, if any) on,
                  any Security as specified in clauses (1) and
                  (2) of Section 6.1, or

                                                     (B)  in respect of a
                  covenant or provision hereof which, under
                  Article IX, cannot be modified or amended
                  without the consent of the Holder of each
                  outstanding Security affected.

                  Upon any such waiver, such default shall cease to
exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair the exercise of any right arising therefrom.

                  Section 6.13  Undertaking for Costs.
                                ---------------------

                  All parties to this Indenture agree, and each Holder of
any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture,

                                                    77

or in any suit against the Trustee for any action taken, suffered or omitted to be taken by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party
litigant; but the provisions of this Section 6.13 shall not apply to any suit instituted by the Issuers, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of
Holders, holding in the aggregate more than 10% in aggregate principal amount of the outstanding Securities, or to any suit instituted by any Holder for enforcement of the payment of
principal of, or premium (if any) or interest (and Liquidated
Damages, if any) on, any Security on or after the Maturity Date of such Security.

                  Section 6.14  Restoration of Rights and Remedies.
                                ----------------------------------

                  If the Trustee or any Holder has instituted any
proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Issuers, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                                ARTICLE VII

                                                  TRUSTEE

                  The Trustee hereby accepts the trust imposed upon it by
this Indenture and covenants and agrees to perform the same, as herein expressed.

                  Section 7.1  Duties of Trustee.
                               -----------------

                           (a)  If a Default or an Event of Default has
occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the
conduct of his own affairs.

                                                    78

                           (b)  Except during the continuance of a Default or
an Event of Default:

                                            (1)  The Trustee need perform only
         those duties as are specifically set forth in this
         Indenture and no others, and no covenants or
         obligations shall be implied in or read into this
         Indenture which are adverse to the Trustee.

                                            (2)  In the absence of bad faith on
         its part, the Trustee may conclusively rely, as to the
         truth of the statements and the correctness of the
         opinions expressed therein, upon certificates or
         opinions furnished to the Trustee and conforming to the
         requirements of this Indenture.  However, in the case
         of any such certificates or opinions which by any
         provision hereof are specifically required to be
         furnished to the Trustee, the Trustee shall examine the
         certificates and opinions to determine whether or not
         they conform to the requirements of this Indenture.

                           (c)  The Trustee may not be relieved from
liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                                    (i)  This paragraph does not limit the
         effect of subsection (b) of this Section 7.1.

                                    (ii)  The Trustee shall not be liable
         for any error of judgment made in good faith by a Trust
         Officer, unless it is proved that the Trustee was
         grossly negligent in ascertaining the pertinent facts.

                                    (iii)  The Trustee shall not be liable
         with respect to any action it takes or omits to take in
         good faith in accordance with a direction received by
         it pursuant to Section 6.12.

                           (d)  The Trustee shall comply with any order or
directive of a Gaming Authority requiring that the Trustee
submit, at the expense of the Issuers, an application for any license, finding of suitability or other approval pursuant to any gaming law and will cooperate fully and completely in any
proceeding related to such application; provided, however, that in the event the Trustee in its reasonable judgment determines that complying with such order or directive would subject it or its officers or directors to unreasonable or onerous
requirements, the Trustee may, at its option, resign as Trustee

                                                    79

in lieu of complying with such order or directive; and provided, further, that no resignation shall become effective until a
successor Trustee is appointed and delivers a written acceptance in accordance with Section 7.8 hereof.

                           (e)  No provision of this Indenture shall require
the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this
Indenture or at the request, order or direction of the Holders or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not
reasonably assured to it.

                           (f)  Every provision of this Indenture that in any
way relates to the Trustee is subject to subsections (a), (b),
(c), (d) and (e) of this Section 7.1.

                           (g)  The Trustee shall not be liable for interest
on any assets received by it except as the Trustee may agree in writing with the Issuers.  Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

                  Section 7.2  Rights of Trustee.
                               -----------------

                  Subject to Section 7.1:

                           (a)  The Trustee may conclusively rely on any
document believed by it to be genuine and to have been signed or presented by the proper person.  The Trustee need not investigate any fact or matter stated in the document.

                           (b)  Before the Trustee acts or refrains from
acting, it may consult with counsel of its selection and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 13.4 and 13.5.  The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                           (c)  The Trustee may act through its attorneys and
agents and shall not be responsible for the misconduct or
negligence of any agent appointed with due care.

                           (d)  The Trustee shall not be liable for any
action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                                                    80

                           (e)  The Trustee shall not be bound to make any
investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such
further inquiry or investigation into such facts or matters as it may see fit.

                           (f)  The Trustee shall be under no obligation to
exercise any of the rights or powers vested in it by this
Indenture at the request, order or direction of any of the
Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable
security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                           (g)  Except with respect to Section 4.1, the
Trustee shall have no duty to inquire as to the performance of the Issuers' covenants in Article IV hereof.  In addition, the
Trustee shall not be deemed to have knowledge of any Default or
Event of Default except (i) any Event of Default occurring
pursuant to Sections 6.1(1), 6.1(2) and 4.1, or (ii) any Default
or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.
                           (h)  any request or direction of the Issuers
mentioned herein will be sufficiently evidenced by an Issuers
Request or Issuers Order and any resolution of the Board of
Directions will be sufficiently evidenced by a Board Resolution;

                           (i)  the rights, privileges, protections,
immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other person employed to act hereunder; and

                           (j)  the Trustee may request that the Issuers
deliver an Officers' Certificate setting forth the names of
individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which
Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

                                                    81

                  Section 7.3  Individual Rights of Trustee.
                               ----------------------------

                  The Trustee in its individual or any other capacity may
become the owner or pledgee of Securities and may otherwise deal with the Issuers, any Guarantor, any of their respective
Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee.  Any Agent may do the same with like rights.  However, the Trustee must comply with Sections
7.10 and 7.11.

                  Section 7.4  Trustee's Disclaimer.
                               --------------------

                  The Trustee makes no representation as to the validity
or adequacy of this Indenture or the Securities and it shall not be accountable for the Issuers' use of the proceeds from the
Securities, and it shall not be responsible for any statement in the Securities (other than the Trustee's certificate of
authentication) or for the use or application of any funds
received by a Paying Agent other than the Trustee.

                  Section 7.5  Notice of Default.
                               -----------------

                  If a Default or an Event of Default occurs and is
continuing and if it is actually known to the Trustee, the
Trustee shall mail to each Securityholder notice of the uncured
Default or Event of Default within 90 days after such Default or
Event of Default occurs.  Except in the case of a Default or an
Event of Default in payment of principal (or premium, if any) of, or interest (and Liquidated Damages, if any) on, any Security
(including the payment of the Change of Control Purchase Price on the Change of Control Purchase Date, the Redemption Price on the
Redemption Date, and the Asset Sale Offer Price on the relevant purchase date), the Trustee may withhold the notice if and so long as a Trust Officer in good faith determines that withholding the notice is in the interest of the Securityholders.

                  Section 7.6  Reports by Trustee to Holders.
                               -----------------------------

                  If required by law, within 60 days after each January
31 beginning with the January 31 following the date of this
Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such January 31 that complies with TIA
ss.313(a).  If required by law, the Trustee also shall comply with
TIAss.ss.313(b) and 313(c).

                  The Issuers shall promptly notify the Trustee in
writing if the Securities become listed on any stock exchange or automatic quotation system.

                                                    82

                  A copy of each report at the time of its mailing to
Securityholders shall be mailed to the Issuers and filed with the
SEC and each stock exchange, if any, on which the Securities are listed.

                  Section 7.7  Compensation and Indemnity.
                               --------------------------

                  The Issuers shall pay to the Trustee from time to time
such compensation as shall be agreed in writing between the
Issuers and the Trustee for its services.  The Trustee's
compensation shall not be limited by any law on compensation of a trustee of an express trust.  The Issuers shall reimburse the
Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it.  Such expenses shall include the reasonable compensation, disbursements, fees and expenses of the Trustee's agents, accountants, experts and counsel.

                  The Issuers shall indemnify the Trustee (in its
capacity as Trustee, Registrar and Paying Agent) and each of its officers, directors, attorneys-in-fact and agents for, and hold it harmless against, any and all claims, losses, damages,
demands, fees, expenses (including but not limited to reasonable compensation, disbursements and expenses of the Trustee's agents and counsel), losses or liabilities incurred by them without negligence or bad faith on its part, arising out of or in
connection with the acceptance or administration of this trust and their rights or duties hereunder including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.  The Trustee shall notify the
Issuers promptly of any claim asserted against the Trustee for which it may seek indemnity.  The Issuers shall defend the claim and the Trustee shall provide reasonable cooperation at the
Issuers' expense in the defense.  The Trustee may have separate counsel and the Issuers shall pay the reasonable fees and
expenses of such counsel; provided, that the Issuers will not be required to pay such fees and expenses if they assume the
Trustee's defense and there is no conflict of interest between the Issuers and the Trustee in connection with such defense.  The
Issuers need not pay for any settlement made without their
written consent.  The Issuers need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful
misconduct.

                  To secure the Issuers' payment obligations in this
Section 7.7, the Trustee shall have a lien prior to the
Securities on all assets held or collected by the Trustee, in its

                                                    83

capacity as Trustee, except assets held in trust to pay principal and premium, if any, of or interest (and Liquidated Damages, if any) on particular Securities.

                  When the Trustee incurs expenses or renders services
after an Event of Default specified in Section 6.1(5) or (6)
occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any
Bankruptcy Law.

                  The Issuers' obligations under this Section 7.7 and any
lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Issuers' obligations
pursuant to Article VIII of this Indenture and any rejection or termination of this Indenture under any Bankruptcy Law.

                  Section 7.8  Replacement of Trustee.
                               ----------------------

                  The Trustee may resign by so notifying the Issuers in
writing.  The Holder or Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so
notifying the Issuers and the Trustee in writing and may appoint a successor trustee with the Issuers' consent.  The Issuers may remove the Trustee if:

                                            (1)  the Trustee fails to comply
         with Section 7.10;

                                            (2)  the Trustee is adjudged
         bankrupt or insolvent;

                                            (3)  a receiver, Custodian, or
         other public officer takes charge of the Trustee or its
         property; or

                                            (4)  the Trustee becomes incapable
         of acting.

                  If the Trustee resigns or is removed or if a vacancy
exists in the office of Trustee for any reason, the Issuers shall promptly appoint a successor Trustee.  Within one year after the successor Trustee takes office, the Holder or Holders of a
majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

                  A successor Trustee shall deliver a written acceptance
of its appointment to the retiring Trustee and to the Issuers.

                                                    84

Immediately after that and provided that all sums owing to the
Trustee provided for in Section 7.7 have been paid, the retiring
Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture.  A
successor Trustee shall mail notice of its succession to each
Holder.

                  If a successor Trustee does not take office within 60
days after the retiring Trustee resigns or is removed, the
retiring Trustee (at the expense of the Issuers), the Issuers or the Holder or Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent
jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any
Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor
Trustee.

                  Notwithstanding replacement of the Trustee pursuant to
this Section 7.8, the Issuers' obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

                  Section 7.9  Successor Trustee by Merger, Etc.
                               ---------------------------------

                  If the Trustee consolidates with, merges or converts
into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise
eligible hereunder, be the successor Trustee.

                  Section 7.10  Eligibility; Disqualification.
                                -----------------------------

                  The Trustee shall at all times satisfy the requirements
of TIAss.310(a)(1) and TIAss.310(a)(5).  The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition.  The
Trustee shall comply with TIAss.310(b).

                  Section 7.11  Preferential Collection of Claims against
                                -----------------------------------------
Issuers.
-------

                  The Trustee shall comply with TIAss.311(a), excluding
any creditor relationship listed in TIAss.311(b).  A Trustee who

                                                    85

has resigned or been removed shall be subject to TIAss.311(a) to the extent indicated.

                                               ARTICLE VIII

                                 LEGAL DEFEASANCE AND COVENANT DEFEASANCE

                  Section 8.1  Option to Effect Legal Defeasance or
                               ------------------------------------
Covenant Defeasance.
-------------------

                  The Issuers may, at their option at any time, elect to
have Section 8.2 or Section 8.3 applied to all outstanding
Securities upon compliance with the conditions set forth below in this Article VIII.

                  Section 8.2  Legal Defeasance and Discharge.
                               ------------------------------

                  Upon the Issuers' exercise under Section 8.1 of the
option applicable to this Section 8.2, the Issuers and the
Guarantors shall be deemed to have been discharged from their respective obligations with respect to all outstanding Securities on the date the conditions set forth below are satisfied
(hereinafter, "Legal Defeasance").  For this purpose, such Legal
               ----------------
Defeasance means that the Issuers shall be deemed to have paid and discharged the entire Indebtedness represented by the
outstanding Securities, which shall thereafter be deemed to be
"outstanding" only for the purposes of Section 8.5 and the other
Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all their other obligations under such
Securities and this Indenture (and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:  (a)
the rights of Holders of outstanding Securities to receive solely from the trust fund described in Section 8.4, and as more fully set forth in such section, payments in respect of the principal of, premium, if any, and interest (and Liquidated Damages, if any) on such Securities when such payments are due, (b) the
Issuers' obligations with respect to such Securities under
Sections 2.4, 2.6, 2.7, 2.10 and 4.2, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the
Issuers' obligations in connection therewith and (d) this Article
VIII.  Subject to compliance with this Article VIII, the Issuers may exercise their option under this Section 8.2 notwithstanding the prior exercise of their option under Section 8.3 with respect to the Securities.

                                                    86

                  Section 8.3  Covenant Defeasance.
                               -------------------

                  Upon the Issuers' exercise under Section 8.1 of the
option applicable to this Section 8.3, the Issuers shall be
released from their obligations under the covenants contained in
Sections 4.3, 4.6, 4.7, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15
and 4.16, Article V and Article X with respect to the outstanding
Securities on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the
                             -------------------
Securities shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed
"outstanding" for all other purposes hereunder.  For this
purpose, such Covenant Defeasance means that, with respect to the outstanding Securities, the Issuers need not comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.  In addition, upon the Company's exercise under Section 8.1 of the option applicable to this Section 8.3, Sections 6.1(3) through 6.1(8) shall not constitute Events of Default.

                  Section 8.4  Conditions to Legal or Covenant
                               -------------------------------
Defeasance.
----------

                  The following shall be the conditions to the
application of either Section 8.2 or Section 8.3 to the
outstanding Securities:

                           (a)  The Issuers shall irrevocably have deposited
or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this Article VIII applicable to it)
as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a)
cash in an amount, or (b) U.S. Government Obligations which
through the scheduled payment of principal and interest in
respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in an amount, or (c) a combination thereof, in such amounts, as in each case will be sufficient, in the opinion of a nationally
recognized firm of independent public accountants expressed in a

                                                    87

written certification thereof delivered to the Trustee, to pay and discharge the principal of, premium, if any, and interest
(and Liquidated Damages, if any) on the outstanding Securities on the stated maturity or on the applicable redemption date, as the case may be, of such principal or installment of principal,
premium, if any, or interest (and Liquidated Damages, if any);
provided that the Trustee shall have been irrevocably instructed to apply such cash and the proceeds of such U.S. Government
Obligations to said payments with respect to the Securities.

                           (b)  In the case of an election under Section 8.2,
the Issuers shall have delivered to the Trustee an Opinion of
Counsel in the United States reasonably satisfactory to the
Trustee confirming that (i) the Issuers have received from, or there has been published by, the Internal Revenue Service a
ruling or (ii) since the date hereof, there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for United States Federal income tax purposes as a result of such Legal Defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance has not occurred;

                           (c)  In the case of an election under Section 8.3,
the Issuers shall have delivered to the Trustee an Opinion of
Counsel in the United States to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for United States Federal income tax purposes as a result of such Covenant Defeasance and will be subject to United States
Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such Covenant
Defeasance had not occurred;

                           (d)  No Default or Event of Default with respect
to the Securities shall have occurred and be continuing on the date of such deposit or, in so far as Section 6.1(5) or 6.1(6) is concerned, at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such
period);

                           (e)  Such Legal Defeasance or Covenant Defeasance
shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which either of the Issuers or any of their

                                                    88

Subsidiaries is a party or by which either of the Issuers or any of their Subsidiaries is bound;

                           (f)  In the case of an election under either
Section 8.2 or 8.3, the Issuers shall have delivered to the
Trustee an Officers' Certificate stating that the deposit made by the Issuers pursuant to its election under Section 8.2 or 8.3 was not made by the Issuers with the intent of hindering, delaying or defrauding creditors of the Issuers or others;

                           (g)  The Issuers shall have delivered to the
Trustee an Officers' Certificate and an Opinion of Counsel in the
United States, each stating that the conditions precedent
provided for, in the case of the Officers' Certificate, in
subsections (a) through (f) of this Section 8.4 and, in the case of the Opinion of Counsel, subsections (a) (with respect to the validity and perfection of the security interest), (b), (c) and
(e) of this Section 8.4 have been complied with as contemplated by this Section 8.4.

                  Section 8.5  Deposited Cash and U.S. Government
                               ----------------------------------
Obligations to Be Held in Trust; Other Miscellaneous Provisions.
---------------------------------------------------------------

                  Subject to Section 8.6, all cash and U.S. Government
Obligations (including the proceeds thereof) deposited with the
Trustee (or other qualifying trustee, collectively for purposes of this Section 8.5, the "Trustee") pursuant to Section 8.4 in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such
Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the
Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest
(and Liquidated Damages, if any), but such money need not be segregated from other funds except to the extent required by law.

                  The Issuers shall pay and indemnify the Trustee against
any tax, fee or other charge imposed on or assessed against the
U.S. Government Obligations deposited pursuant to Section 8.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities.

                  Section 8.6  Repayment to Issuers.
                               --------------------

                  Anything in this Article VIII to the contrary
notwithstanding, the Trustee shall deliver or pay to the Issuers from time to time upon the request of the Issuers any cash or

                                                    89

U.S. Government Obligations held by it as provided in Section 8.4 which, in the opinion of a nationally recognized firm of
independent public accountants expressed in a written
certification thereto delivered to the Trustee (which may be the opinion delivered under Section 8.4(a)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

                  Any money deposited with the Trustee or any Paying
Agent, or then held by the Issuers, in trust for the payment of the principal of, premium, if any, or interest (and Liquidated
Damages, if any) on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest (and
Liquidated Damages, if any) has become due and payable shall be paid to the Issuers on their request; and the Holder of such
Security shall thereafter look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the
Issuers cause to be published once, in the New York Times and The
Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then
remaining will be repaid to the Issuers.

                  Section 8.7  Reinstatement.
                               -------------

                  If the Trustee or Paying Agent is unable to apply any
cash or U.S. Government Obligations in accordance with Section
8.2 or 8.3, as the case may be, by reason of any order or
judgment of any court or governmental authority enjoining,
restraining or otherwise prohibiting such application, then the
Issuers' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.2 or 8.3 until such time as the Trustee or
Paying Agent is permitted to apply such money in accordance with
Section 8.2 and 8.3, as the case may be; provided, however, that, if the Issuers make any payment of principal of, premium, if any, or interest (and Liquidated Damages, if any) on any Security following the reinstatement of its obligations, the Issuers shall be subrogated to the rights of the Holders of such Securities to receive such payment from the cash held by the Trustee or Paying
Agent.

                                                    90

                                                ARTICLE IX

                                    AMENDMENTS, SUPPLEMENTS AND WAIVERS

                  Section 9.1  Supplemental Indentures Without Consent of
                               ------------------------------------------
Holders.
-------

                  Without the consent of any Holder, the Issuers or any
Guarantor, when authorized by a Board Resolution, and the
Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the
Trustee, for any of the following purposes:

                                            (1)  to cure any ambiguity, defect,
         or inconsistency, or to make any other provisions with
         respect to matters or questions arising under this
         Indenture which shall not be inconsistent with the
         provisions of this Indenture, provided such action
         pursuant to this clause (1) shall not adversely affect
         the interests of any Holder in any respect;

                                            (2)  to add to the covenants of the
         Issuers for the benefit of the Holders, or to surrender
         any right or power herein conferred upon the Issuers or
         to make any other change that does not adversely affect
         the rights of any Holder; provided, that such change
         does not adversely affect the rights of any Holder;

                                            (3)  to provide for additional
         Guarantors of the Securities;

                                            (4)  to evidence the succession of
         another person to either of the Issuers, and the
         assumption by any such successor of the obligations of
         such Issuer, herein and in the Securities in accordance
         with Article V;

                                            (5)  to comply with the TIA;

                                            (6)  to comply with the provisions
         of the Depository, Euroclear or Clearstream or the
         Trustee with respect to the provisions of this
         Indenture or the Securities relating to transfers and
         exchanges of Securities or beneficial interests
         therein; or

                                            (7)  to provide for the issuance of
         Additional Securities in accordance with the

                                                    91

         limitations set forth in this Indenture as of the date
         hereof.

                  Section 9.2  Amendments, Supplemental Indentures and
                               ---------------------------------------
Waivers with Consent of Holders.
-------------------------------

                  Subject to Section 6.8 and the last sentence of this
paragraph, with the consent of the Holders of not less than a majority in aggregate principal amount of then outstanding
Securities, by written act of said Holders delivered to the
Issuers and the Trustee, the Issuers and any Guarantor, when authorized by Board Resolutions, and the Trustee may amend or supplement this Indenture or the Securities or enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Securities or of modifying in any manner the rights of the Holders under this
Indenture or the Securities.  Subject to Section 6.8 and the last sentence of this paragraph, the Holder or Holders of a majority, in principal amount of then outstanding Securities may waive compliance by the Issuers or any Guarantor with any provision of this Indenture or the Securities.  Notwithstanding the foregoing provisions of this Section 9.2, without the consent of each
Holder affected thereby, no such amendment, supplemental
indenture or waiver shall:

                                            (1)  reduce the percentage of
         principal amount of Securities whose Holders must
         consent to an amendment, supplement or waiver of any
         provision of this Indenture or the Securities;

                                            (2)  reduce the rate or extend the
         time for payment of interest (and Liquidated Damages,
         if any) on any Security;

                                            (3)  reduce the principal amount of
         any Security, or reduce the Change of Control Purchase
         Price or the Asset Sale Offer Price;

                                            (4)  change the Stated Maturity of
         any Security;

                                            (5)  alter the redemption
         provisions of Article III in a manner adverse to any
         Holder;

                                            (6)  make any changes in the
         provisions concerning waivers of Defaults or Events of

                                                    92

         Default by Holders of the Securities (except to
         increase any percentage of Securities required to
         consent to a waiver or to provide that certain other
         provisions of the Indenture cannot be modified or
         waived without the consent of the Holder of each
         outstanding Security affected thereby) or the rights of
         Holders to recover the principal or premium of,
         interest (and Liquidated Damages, if any) on, or
         redemption payment with respect to, any Security;

                                            (7)  make any changes in Section
         6.8, 6.12 or this third sentence of this Section 9.2;
         or

                                            (8)  make the principal of, or the
         interest (and Liquidated Damages, if any) on, any
         Security payable with anything or at anywhere other
         than as provided for in this Indenture and the
         Securities as in effect on the date hereof; or

                                            (9)  make the Securities or
         Guarantees further subordinated in right of payment to
         any extent or under any circumstances to any other
         indebtedness.

                  It shall not be necessary for the consent of the
Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be
sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this
Section becomes effective, the Issuers shall mail to the Holders affected thereby a notice briefly describing the amendment,
supplement or waiver.  Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  After an amendment, supplement or waiver under this
Section 9.2 or 9.4 becomes effective, it shall bind each Holder.

                  In connection with any amendment, supplement or waiver
under this Article IX, the Issuers may, but shall not be
obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or to all Holders, consideration for such
Holder's consent to such amendment, supplement or waiver.

                                                    93

                  Section 9.3  Compliance with TIA.
                               -------------------

                  Every amendment, waiver or supplement of this Indenture
or the Securities shall comply with the TIA as then in effect.

                  Section 9.4  Revocation and Effect of Consents.
                               ---------------------------------

                  Until an amendment, waiver or supplement becomes
effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting
Holder's Security, even if notation of the consent is not made on any Security.  However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security by written notice to the Issuers or the person designated by the
Issuers as the person to whom consents should be sent if such revocation is received by the Issuers or such person before the date on which the Trustee receives an Officers' Certificate
certifying that the Holders of the requisite principal amount of
Securities have consented (and not theretofore revoked such
consent) to the amendment, supplement or waiver.

                  The Issuers may, but shall not be obligated to, fix a
record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be the date so fixed by the Issuers notwithstanding the provisions of the TIA.  If a record date is fixed, then
notwithstanding the last sentence of the immediately preceding paragraph, those persons who were Holders at such record date, and only those persons (or their duly designated proxies), shall be entitled to revoke any consent previously given, whether or not such persons continue to be Holders after such record date.
No such consent shall be valid or effective for more than 90 days after such record date.

                  After an amendment, supplement or waiver becomes
effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (1) through (9) of Section
9.2, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security;
provided, that any such waiver shall not impair or affect the right of any Holder to receive payment of principal and premium of and interest (and Liquidated Damages, if any) on a Security, on or after the respective dates set for such amounts to become due and payable expressed in such Security, or to bring suit for

                                                    94

the enforcement of any such payment on or after such respective dates.

                  Section 9.5  Notation on or Exchange of Securities.
                               -------------------------------------

                  If an amendment, supplement or waiver changes the terms
of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee or require the Holder to put an appropriate notation on the Security.  The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder.  Alternatively, if the Issuers or the
Trustee so determines, the Issuers in exchange for the Security shall issue, the Guarantors shall endorse and the Trustee shall authenticate a new Security that reflects the changed terms.  Any failure to make the appropriate notation or to issue a new
Security shall not affect the validity of such amendment,
supplement or waiver.

                  Section 9.6  Trustee to Sign Amendments, Etc.
                               --------------------------------

                  The Trustee shall execute any amendment, supplement or
waiver authorized pursuant to this Article IX, provided, that the
                                               --------
Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture.  The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article IX is authorized or permitted by this Indenture.

                                                 ARTICLE X

                                        RIGHT TO REQUIRE REPURCHASE

                  Section 10.1  Repurchase of Securities at Option of the
                                -----------------------------------------
Holder upon Change of Control.
-----------------------------

                           (a)  In the event that a Change of Control
Triggering Event occurs, each Holder of Securities shall have the right, at such Holder's option, subject to the terms and
conditions of this Indenture, to require the Issuers to
repurchase all or any part of such Holder's Securities (provided, that the principal amount of such Securities must be $1,000 or an integral multiple thereof) on the date that is no later than 45
Business Days after the occurrence of such Change of Control
Triggering Event (the "Change of Control Purchase Date"), at a
                       -------------------------------

                                                    95

cash price equal to 101% of the principal amount thereof (the
"Change of Control Purchase Price"), together with accrued and
 --------------------------------
unpaid interest (and Liquidated Damages), if any, to the Change of Control Purchase Date.

                           (b)  In the event that, pursuant to this Section
10.1, the Issuers shall be required to commence an offer to
purchase Securities (a "Change of Control Offer"), the Issuers
                        -----------------------
shall follow the procedures set forth in this Section 10.1 as follows:

                                            (1)  the Change of Control Offer
         shall commence within 20 Business Days following the
         Change of Control Triggering Event;

                                            (2)  the Change of Control Offer
         shall remain open for at least 20 Business Days;

                                            (3)  within 5 Business Days
         following the expiration of a Change of Control Offer,
         the Issuers shall purchase all of the tendered
         Securities at the Change of Control Purchase Price,
         plus accrued interest (and Liquidated Damages, if any);

                                            (4)  if the Change of Control
         Purchase Date is on or after an interest payment record
         date and on or before the related interest payment
         date, any accrued interest (and Liquidated Damages, if
         any) will be paid to the person in whose name a
         Security is registered at the close of business on such
         record date, and no additional interest will be payable
         to Securityholders who tender Securities pursuant to
         the Change of Control Offer;

                                            (5)  the Issuers shall use their
         best efforts to provide the Trustee with notice of the
         Change of Control Offer at least 5 Business Days before
         the commencement of any Change of Control Offer; and

                                            (6)  on or before the commencement
         of any Change of Control Offer, the Issuers or the
         Trustee (upon the request and at the expense of the
         Issuers) shall send, by first-class mail, a notice to
         each of the Securityholders, which (to the extent
         consistent with this Indenture) shall govern the terms
         of the Change of Control Offer and shall state:

                                                    96

                                            (i)  that the Change of Control
                  Offer is being made pursuant to this Section 10.1
                  and that all Securities, or portions thereof,
                  tendered will be accepted for payment;

                                            (ii)  the Change of Control
                  Purchase Price (including the amount of accrued
                  but unpaid interest (and Liquidated Damages, if
                  any)) and the Change of Control Purchase Date;

                                            (iii)  that any Security, or
                  portion thereof, not tendered or accepted for
                  payment will continue to accrue interest;

                                            (iv)  that, unless the Issuers
                  default in depositing cash with the Paying Agent
                  in accordance with the last paragraph of this
                  subsection (b), or such payment is prevented for
                  any reason, any Security, or portion thereof,
                  accepted for payment pursuant to the Change of
                  Control Offer shall cease to accrue interest after
                  the Change of Control Purchase Date;

                                            (v)  that Holders electing to have
                  a Security, or portion thereof, purchased pursuant
                  to a Change of Control Offer will be required to
                  surrender the Security, with the form entitled
                  "Option of Holder to Elect Purchase" on the
                  reverse of the Security completed, to the Paying
                  Agent (which may not for purposes of this Section
                  10.1, notwithstanding anything in this Indenture
                  to the contrary, be the Issuers or any Affiliate
                  of either of the Issuers) at the address specified
                  in the notice prior to the expiration of the
                  Change of Control Offer;

                                            (vi)  that Holders will be entitled
                  to withdraw their election, in whole or in part,
                  if the Paying Agent receives, prior to the
                  expiration of the Change of Control Offer, a
                  facsimile transmission or letter setting forth the
                  name of the Holder, the principal amount of the
                  Securities the Holder is withdrawing and a
                  statement containing a facsimile signature and
                  stating that such Holder is withdrawing his
                  election to have such principal amount of
                  Securities purchased;

                                                    97

                                            (vii)  a brief description of the
                  events resulting in such Change of Control
                  Triggering Event; and

                                            (viii)  the CUSIP Number, if any,
                  of the Securities.

                  Any such Change of Control Offer shall comply with any
and all applicable provisions of United States Federal and state laws, including those regulating tender offers, if applicable, and any provisions of this Indenture which conflict with such laws shall be deemed to be superseded by the provisions of such laws.

                  On or before the Change of Control Purchase Date, the
Issuers shall (i) accept for payment Securities or portions
thereof properly tendered pursuant to the Change of Control Offer prior to the expiration of the Change of Control Offer, (ii)
deposit with the Paying Agent cash sufficient to pay the Change of Control Purchase Price (including accrued and unpaid interest
(and Liquidated Damages, if any)) of all Securities so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate listing the Securities or portions thereof being purchased by the Issuers.  The Paying Agent shall promptly pay to the Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price (together with accrued and unpaid interest (and Liquidated Damages, if any)), and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered.

                                                ARTICLE XI

                                                GUARANTEES

                  Section 11.1  Guarantees.
                                ----------

                           (a)  In consideration of good and valuable
consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Guarantors hereby irrevocably and
unconditionally guarantees, jointly and severally, on a senior subordinated basis (the "Guarantee") to each Holder of a Security
                         ---------
authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the
obligations of the Issuers under this Indenture or the
Securities, that:  (w) the principal and premium (if any) of and

                                                    98

interest (and Liquidated Damages, if any) on the Securities will be paid in full when due, whether at the maturity or interest payment date, by acceleration, call for redemption, upon an
Change of Control Offer, an Asset Sale Offer or otherwise; (x)
all other obligations of the Issuers to the Holders or the
Trustee under this Indenture or the Securities will be promptly paid in full or performed, all in accordance with the terms of this Indenture and the Securities; and (y) in case of any
extension of time of payment or renewal of any Securities or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or
renewal, whether at maturity, by acceleration, call for
redemption, upon an Offer to Purchase or otherwise.  Failing payment when due of any amount so guaranteed for whatever reason, each Guarantor shall be obligated to pay the same before failure so to pay becomes an Event of Default.

                           (b)  Each Guarantor hereby agrees that its
obligations with regard to this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the
Securities or this Indenture, the absence of any action to
enforce the same, the recovery of any judgment against the
Issuers, any action to enforce the same or any other
circumstances that might otherwise constitute a legal or
equitable discharge or defense of a guarantor.  Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuers, any right to require a proceeding first against the Issuers or right to require the prior disposition of the assets of the Issuers to meet its obligations, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the
obligations contained in the Securities and this Indenture.

                           (c)  If any Holder or the Trustee is required by
any court or otherwise to return to either the Issuers or any
Guarantor, or any Custodian, Trustee, or similar official acting in relation to either the Issuers or such Guarantor, any amount paid by either the Issuers or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore
discharged, shall be reinstated in full force and effect.  Each
Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any
obligations guaranteed hereby until payment in full of all
obligations guaranteed hereby.  Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the
obligations guaranteed hereby may be accelerated as provided in

                                                    99

Section 6.2 for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such
acceleration as to the Issuers of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in Section 6.2, those
obligations (whether or not due and payable) will forthwith
become due and payable by each of the Guarantors for the purpose of this Guarantee.

                           (d)  Each Guarantor and by its acceptance of a
Security issued hereunder each Holder hereby confirms that it is the intention of all such parties that the guarantee by such
Guarantor set forth in Section 11.1(a) not constitute a
fraudulent transfer or conveyance for purpose of any Bankruptcy
Law, the Uniform Fraudulent Conveyance Act, the Uniform
Fraudulent Transfer Act or any similar United States Federal or state law.  To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under its guarantee set forth in Section
11.1(a) shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to the following paragraph of this Section 11.1(d), result in the obligations of such Guarantor under such guarantee not constituting such a fraudulent transfer or conveyance.

                  Each Guarantor that makes any payment or distribution
under Section 11.1(a) shall be entitled to a contribution from each other Guarantor equal to its Pro Rata amount of such payment or distribution so long as the exercise of such right does not impair the rights of the Holders under the Guarantees.  For
purposes of the foregoing, the "Pro Rata amount" of any Guarantor means the percentage of the net assets of all Guarantors held by such Guarantor, determined in accordance with GAAP.

                  Section 11.2  Execution and Delivery of Guarantee.
                                -----------------------------------

                  To evidence its Guarantee set forth in Section 11.1,
each Guarantor agrees that a notation of such Guarantee
substantially in the form annexed hereto as Exhibit B shall be endorsed on each Security authenticated and delivered by the
Trustee and that this Indenture shall be executed on behalf of such Guarantor by one Officer by manual or facsimile signature.

                                                   100

Two Officers shall sign, or one Officer shall sign and one
Officer shall attest to, the Securities for each of the Issuers by manual or facsimile signature.

                  Each Guarantor agrees that its Guarantee set forth in
Section 11.1 shall remain in full force and effect and apply to all the Securities notwithstanding any failure to endorse on each
Security a notation of such Guarantee.

                  If an Officer whose signature is on a Security no
longer holds that office at the time the Trustee authenticates the Security on which a Guarantee is endorsed, the Guarantee shall be valid nevertheless.

                  The delivery of any Security by the Trustee, after the
authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of each
Guarantor.

                  Section 11.3  Certain Bankruptcy Events.
                                -------------------------

                  Each Guarantor hereby covenants and agrees that in the
event of the insolvency, bankruptcy, dissolution, liquidation or reorganization of either of the Issuers, such Guarantor shall not file (or join in any filing of), or otherwise seek to participate in the filing of, any motion or request seeking to stay or to prohibit (even temporarily) execution on the Guarantee and hereby waives and agrees not to take the benefit of any such stay of execution, whether under Section 362 or 105 of the United States
Bankruptcy Code or otherwise.

                  Section 11.4  Limitation on Merger, Consolidation, Etc.
                                -----------------------------------------
of Guarantors.
-------------

                  No Guarantor shall consolidate or merge with or into
(whether or not such Guarantor is the surviving person) another person (other than either Issuer or another Guarantor) unless (i)
subject to the provisions of the following paragraph, the person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such
Guarantor pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee, pursuant to which such person shall unconditionally guarantee, on a senior subordinated basis, all of such Guarantor's obligations under such Guarantor's guarantee and this Indenture on the terms set forth in this Indenture; and (ii)
immediately before and immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default shall have occurred or be continuing.

                                                   101

                  Notwithstanding the foregoing, upon the sale or
disposition (whether by merger, stock purchase, or otherwise) of a Guarantor in its entirety to an entity which is not a
Subsidiary or the designation of a Subsidiary as an Unrestricted
Subsidiary, which transaction is otherwise in compliance with the
Indenture (including, without limitation, the provisions of
Section 4.13), such Guarantor will be deemed released from its obligations under its Guarantee of the Securities; provided, however, that any such termination shall occur only to the extent that all obligations of such Guarantor under all of its
guarantees of, and under all of its pledges of assets or other security interests which secure, any Indebtedness of either
Issuer or any of their Subsidiaries shall also terminate upon such release, sale or transfer.

                  Section 11.5  Future Guarantors.
                                -----------------

                  Upon the acquisition by the Issuers or any Guarantor of
the Capital Stock of any person, if, as a result of such
acquisition, such Person becomes a Subsidiary, and upon
designation of any Unrestricted Subsidiary as a Subsidiary, such
Subsidiary shall fully and unconditionally guarantee on a senior subordinated basis the obligations of the Issuers with respect to payment and performance of the Securities and the other
obligations of the Issuers under this Indenture to the same
extent that such obligations are guaranteed by the other
Guarantors pursuant to Section 11.1; and, within 60 days of the date of such occurrence, such Subsidiary shall execute and
deliver to the Trustee a supplemental indenture making such
Subsidiary a party to this Indenture; provided, however, that for the purposes of this Section 11.5, the term "Subsidiary" shall not include Unrestricted Subsidiaries.

                  The Issuers shall cause all Subsidiaries existing on
the Issue Date and not a party to this Indenture to fully and unconditionally guarantee on a senior subordinated basis the obligations of the Issuers with respect to payment and
performance of the Securities and the other obligations of the
Issuers under this Indenture to the same extent that such
obligations are guaranteed by the other Guarantors pursuant to
Section 11.1; and, within 60 days of the date of this Indenture, each such Subsidiary shall execute and deliver to the Trustee a supplemental indenture making such Subsidiary a party to this
Indenture.

                                                ARTICLE XII

                                               SUBORDINATION

                                                   102

                  Section 12.1  Securities Subordinated to Senior Debt.
                                --------------------------------------

                  The Issuers, the Guarantors and each Holder, by its
acceptance of Securities, agree that (a) the payment of the
principal of and interest on the Securities and (b) any other payment in respect of the Securities, including on account of the acquisition or redemption of the Securities by the Issuers or the
Guarantors (including, without limitation, pursuant to Section
4.13 or 10.1) is subordinated, to the extent and in the manner provided in this Article XII, to the prior payment in full in
Cash or Cash Equivalents of all Senior Debt of the Issuers and
the Guarantors, and that these subordination provisions are for the benefit of the holders of Senior Debt.

                  This Article XII shall constitute a continuing offer to
all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

                  Section 12.2  No Payment on Securities in Certain
                                -----------------------------------
Circumstances.
-------------

                           (a)  No payment of any kind or character from any
source may be made by or on behalf of the Issuers or a Guarantor, as applicable, on account of the principal of, premium, if any, or interest or Liquidated Damages or Additional Amounts on the
Securities (including any repurchases of Securities and
rescission payments), or on account of the redemption provisions of the Securities, for cash or property (other than from the trust described in Article VIII), (i) upon the maturity of any
Senior Debt of the Issuers or such Guarantor by lapse of time, acceleration (unless waived) or otherwise, unless and until all principal of, premium, if any, the interest on and any fee or other amount due in respect of such Senior Debt are first paid in full in cash or Cash Equivalents or otherwise to the extent
holders accept satisfaction of amounts due by settlement in other than cash or Cash Equivalents, or (ii) in the event of default in the payment of any principal of, premium, if any, or interest on or any fee or other amount due in respect of Senior Debt of the
Issuers or such Guarantor when it becomes due and payable,
whether at maturity or at a date fixed for prepayment or by
declaration or otherwise (a "Payment Default"), unless and until
                             ---------------
such Payment Default has been cured or waived or otherwise has ceased to exist.

                                                   103

                           (b)  Upon (i) the happening of an event of default
(other than a Payment Default) that permits the holders of Senior
Debt to declare such Senior Debt to be due and payable and (ii)
prompt written notice of such event of default given to the
Trustee by the Representative under the Credit Agreement or the holders of an aggregate of at least $25 million principal amount outstanding of any other Senior Debt or their representative (a
"Payment Blockage Notice"), then, unless and until such event of
 -----------------------
default has been cured or waived or otherwise has ceased to exist
(including by reason of the repayment in full of such Senior Debt in cash or Cash Equivalents), no payment (by set-off or
otherwise) may be made by or on behalf of the Issuers or any
Guarantor which is an obligor under such Senior Debt on account of the principal of, premium, if any or interest or Liquidated
Damages or Additional Amounts on the Securities, including any repurchases of Securities and rescission payments, other than payments made from the trust described in Article VIII; provided, however, that so long as the Credit Agreement is in effect, a
Payment Blockage Notice may only be given by the Representative under the Credit Agreement unless otherwise agreed in writing by the requisite lenders under the Credit Agreement.
Notwithstanding the immediately preceding sentence, unless the
Senior Debt in respect of which such event of default exists has been declared due and payable in its entirety within 179 days after the Payment Blockage Notice is delivered as set forth above
(the "Payment Blockage Period") (and such declaration has not
      -----------------------
been rescinded or waived), at the end of the Payment Blockage
Period, the Issuers and the Guarantors shall be required to pay all sums not paid to the Holders of the Securities during the
Payment Blockage Period due to the foregoing prohibitions and to resume all other payments as and when due on the Securities.  Any number of Payment Blockage Notices may be given; provided,
however, that (i) not more than one Payment Blockage Notice shall be given within a period of any 360 consecutive days, and (ii) no default that existed upon the date of such Payment Blockage
Notice or the commencement of such Payment Blockage Period
(whether or not such event of default is on the same issue of
Senior Debt) shall be made the basis for the commencement of any other Payment Blockage Period, unless such event of default shall have been cured or waived for a period of not less than 90 days.

                           (c)  In furtherance of the provisions of Section
12.1, in the event that, notwithstanding the foregoing provisions of this Section 12.2 or the provisions of Section 12.3, any
payment or distribution of assets  (other than from the trust described in Article VIII and, in the case of Section 12.3,
payment by way of the issuance of Junior Securities) shall be received by the Trustee or the Holders at a time when such

                                                   104

payment or distribution is prohibited by such provisions, such payment or distribution shall be held in trust for the benefit of the holders of such Senior Debt, and shall be paid or delivered by the Trustee or such Holders, as the case may be, to the
holders of such Senior Debt remaining unpaid or unprovided for or to their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate principal amounts remaining unpaid on account of such Senior Debt held or represented by each, for application to the payment of all such Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full in cash or Cash Equivalents or otherwise to the extent
holders accept satisfaction of amounts due by settlement in other than cash or Cash Equivalents after giving effect to any
concurrent payment or distribution to the holders of such Senior
Debt.

                  Section 12.3  Securities Subordinated to Prior Payment
                                ----------------------------------------
of All Senior Debt on Dissolution, Liquidation or Reorganization.
----------------------------------------------------------------

                  Upon any distribution of assets of either Issuer or any
Guarantor upon any dissolution, winding up, total or partial liquidation or reorganization of either Issuer or a Guarantor, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors or any marshalling of assets or liabilities:

                           (a)  the holders of all Senior Debt of such Issuer
or such Guarantor, as applicable, will first be entitled to
receive payment on account of all principal of, premium, if any, interest on and fees and other amounts payable in respect of such
Senior Debt in full in cash or Cash Equivalents or otherwise to the extent holders accept satisfaction of amounts due by
settlement in other than cash or Cash Equivalents before the
Holders are entitled to receive any payment on account of
principal of, premium, if any, and interest and Liquidated
Damages or Additional Amounts on the Securities, including any repurchase of Securities and rescission payments, other than payments by way of the issuance of Junior Securities or from the trust described in Article VIII; and

                           (b)  any payment or distribution of assets of such
Issuer or such Guarantor of any kind or character from any
source, whether in cash, property or securities (other than
payments by way of the issuance of Junior Securities or from the trust described in Article VIII) to which the Holders or the
Trustee on behalf of the Holders would be entitled (by set-off or

                                                   105

otherwise), except for the provisions of Article VIII, will be paid by the liquidating trustee or agent or other person making such a payment or distribution directly to the holders of such
Senior Debt or their representative to the extent necessary to make payment in full in cash or Cash Equivalents on all such
Senior Debt remaining unpaid, after giving effect to any
concurrent payment or distribution to the holders of such Senior
Debt.

                  Section 12.4  Securityholders to Be Subrogated to
                                -----------------------------------
Rights of Holders of Senior Debt.
--------------------------------

                  Subject to the payment in full in cash or Cash
Equivalents of all Senior Debt of the Issuers and the Guarantors
as provided herein, the Holders of Securities shall be subrogated to the rights of the holders of such Senior Debt to receive
payments or distributions of assets of the Issuers and the
Guarantors applicable to the Senior Debt until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of such Senior Debt by or on behalf of the Issuers or the
Guarantors, or by or on behalf of the Holders by virtue of this
Article XII, which otherwise would have been made to the Holders shall, as between the Issuers and Guarantors and the Holders, be deemed to be payment by the Issuers or Guarantors or on account of such Senior Debt, it being understood that the provisions of this Article XII are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of such Senior Debt, on the other hand.

                  If any payment or distribution to which the Holders
would otherwise have been entitled but for the provisions of this
Article XII shall have been applied, pursuant to the provisions of this Article XII, to the payment of amounts payable under
Senior Debt of the Issuers or the Guarantors, then the Holders shall be entitled to receive from the holders of such Senior Debt any payments or distributions received by such holders of Senior
Debt in excess of the amount sufficient to pay all amounts
payable under or in respect of such Senior Debt in full in Cash or Cash Equivalents.

                  Section 12.5  Obligations of the Issuers Unconditional.
                                ----------------------------------------

                  Nothing contained in this Article XII or elsewhere in
this Indenture or in the Securities is intended to or shall
impair, as between the Issuers and Guarantors and the Holders, the obligation of each such Person, which is absolute and
unconditional, to pay to the Holders the principal of, premium,

                                                   106

if any, and interest and Liquidated Damages on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative
rights of the Holders and creditors of the Issuers and the
Guarantors other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XII and under the proviso to Section 6.2, of
                                     -------
the holders of Senior Debt in respect of cash, property or
securities of the Issuers or the Guarantors received upon the exercise of any such remedy or otherwise.  Notwithstanding
anything to the contrary in this Article XII or elsewhere in this
Indenture or in the Securities, upon any distribution of assets of the Issuers referred to in this Article XII, the Trustee, subject to the provisions of Sections 6.1 and 6.2, and the
Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are
pending, or a certificate of the liquidating Trustee or agent or other Person making any distribution to the Trustee or to the
Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of the Issuers and the Guarantors, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII so long as such court has been apprised of the provisions of, or the order, decree or certificate makes
reference to, the provisions of this Article XII.  Nothing in this Section 12.5 shall apply to the claims of, or payments to, the Trustee under or pursuant to Section 6.7.

                  Section 12.6  Trustee Entitled to Assume Payments Not
                                ---------------------------------------
Prohibited in Absence of Notice.
-------------------------------

                  The Trustee shall not at any time be charged with
knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee unless and until a
Trust Officer of the Trustee or any Paying Agent shall have
received, no later than two Business Days prior to such payment, written notice thereof from the Issuers or from one or more
holders of Senior Debt or from any representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 7.1 and 7.2, shall be
entitled in all respects conclusively to assume that no such fact exists.  The Issuers shall give prompt written notice to the
Trustee of any fact actually known to the Issuers which would

                                                   107

prohibit the making of any payment to or by the Trustee in
respect of the Securities.

                  Section 12.7  Application by Trustee of Assets
                                --------------------------------
Deposited with It.
-----------------

                  Amounts deposited in trust with the Trustee pursuant to
and in accordance with Article VIII shall be for the sole benefit of Securityholders and, to the extent allocated for the payment of Securities, shall not be subject to the subordination
provisions of this Article XII.  Otherwise, any deposit of assets with the Trustee or any Paying Agent (whether or not in trust)
for the payment of principal of or interest on any Securities shall be subject to the provisions of Sections 12.1, 12.2, 12.3 and 12.4; provided that, if prior to two Business Days preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including without
limitation, the payment of either principal of or interest on any
Security) the Trustee or such Paying Agent shall not have
received with respect to such assets the written notice provided for in Section 12.6, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be
received by it on or after such date.

                  Section 12.8  Subordination Rights Not Impaired by Acts
                                -----------------------------------------
or Omissions of the Issuers, Guarantors or Holders of Senior
------------------------------------------------------------
Debt, Etc.; Modifications.
-------------------------

                  No right of any present or future holders of any Senior
Debt to enforce subordination provisions contained in this
Article XII shall at any time in any way be prejudiced or
impaired by any act or failure to act on the part of the Issuers, the Guarantors or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuers or the
Guarantors with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.  The holders of Senior Debt may extend, renew, modify or amend the terms of the Senior Debt or any security therefor and release, sell or exchange such security and
otherwise deal freely with the Issuers and the Guarantors, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders.  The subordination provisions are solely for the benefit of the holders from time to time of
Senior Debt and may not be rescinded, cancelled, amended or
modified in any way other than any amendment or modification that would not adversely affect the rights of any holder of Senior

                                                   108

Debt or any amendment or modification that is consented to by each holder of Senior Debt that would be affected thereby.  The subordination provisions of this Article XII shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Senior Debt is, pursuant to
applicable law, avoided, recovered or rescinded or must otherwise be restored or returned by any holder of Senior Debt, whether as a "voidable preference," "fraudulent conveyance," "fraudulent transfer," or otherwise, all as though such payment or
performance had not been made.

                  Section 12.9  Securityholders Authorize Trustee to
                                ------------------------------------
Effectuate Subordination of Securities.
--------------------------------------

                  Each Holder of the Securities by his acceptance thereof
authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provisions contained in this Article XII and to protect the rights of the Holders pursuant to this Indenture, and appoints the Trustee his attorney-in-fact for such purpose,
including, in the event of any dissolution, winding up,
liquidation or reorganization of the Issuers or any Guarantor
(whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Issuers and the
Guarantors) the immediate filing of a claim for the unpaid
balance of his Securities in the form required in said
proceedings and cause said claim to be approved.  If the Trustee does not file a proper claim or proof of debt in the form
required in such proceeding prior to 30 days before the
expiration of the time to file such claim or claims, then the holders of the Senior Debt or their representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the
Holders of said Securities.  Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Debt or their representative to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Debt or their representative to vote in respect of the claim of any Securityholder in any such
proceeding.

                                                   109

                  Section 12.10  Right of Trustee to Hold Senior Debt.
                                 ------------------------------------

                  The Trustee shall be entitled to all of the rights set
forth in this Article XII in respect of any Senior Debt at any time held by it to the same extent as any other holder of Senior
Debt, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

                  Section 12.11  Article XII Not to Prevent Events of
                                 ------------------------------------
Default.
-------

                  The failure to make a payment on account of principal
of, premium, if any, or interest on the Securities by reason of any provision of this Article XII shall not be construed as
preventing the occurrence of a Default or an Event of Default under Section 7.1 or in any way limit the rights of the Trustee or any Holder to pursue any other rights or remedies with respect to the Securities.

                  Section 12.12  No Fiduciary Duty of Trustee to Holders
                                 ---------------------------------------
of Senior Debt.
--------------

                  Notwithstanding anything to the contrary herein, the
Trustee shall not be deemed to owe any fiduciary duty to any present or future holders of Senior Debt, and shall not be liable to any such holders (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or distribute to the Holders of Securities or the Issuers or
Guarantors or any other Person, cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article XII or otherwise.  The Trustee undertakes to perform or to observe only such of the covenants and obligations as are specifically set forth in this Article XII, and no implied
covenants or obligations with respect to such holders of Senior
Debt shall be implied in this Indenture against the Trustee.
Nothing in this Section 12.12 shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Debt or their representative.  In the event of any conflict between the
fiduciary duty of the Trustee to the Holders of Securities and its duty to the holders of Senior Debt, the Trustee is expressly authorized to resolve such conflict in favor of the Holders.

                                                   110

                                               ARTICLE XIII

                                               MISCELLANEOUS

                  Section 13.1  TIA Controls.
                                ------------

                  If any provision of this Indenture limits, qualifies,
or conflicts with the duties imposed by operation of the TIA, the imposed duties, upon qualification of this Indenture under the
TIA, shall control.

                  Section 13.2  Notices.
                                -------

                  Any notices or other communications to the Issuers, the
Guarantors or the Trustee required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, first-
class postage prepaid, return receipt requested, addressed as follows:

                  if to the Issuers or any Guarantor:

                           Sun International Hotels Limited
                           Coral Towers
                           Paradise Island, Bahamas
                           Attention:  General Counsel
                           Telephone:  (242) 363-6016
                           Telecopy:   (242) 363-4581

                  if to the Trustee (addressed to a Trust Officer at the
following address):

                           The Bank of New York
                           101 Barclay St, Floor 21 W
                           New York, New York
                           Attention:  Corporate Trust Administration
                           Telephone:  (212) 815-5783
                           Telecopy:   (212) 815-5915

                  The Issuers, the Guarantors or the Trustee by notice to
each other party may designate additional or different addresses as shall be furnished in writing by such party.  Any notice or communication to the Issuers, the Guarantors or the Trustee shall be deemed to have been given or made as of the date so delivered, if personally delivered; when receipt is acknowledged, if
telecopied; and 5 Business Days after mailing if sent by
registered or certified mail, first-class postage prepaid (except

                                                   111

that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                  Any notice or communication mailed to a Securityholder
shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a
Securityholder or any defect in it shall not affect its
sufficiency with respect to other Securityholders.  If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  Section 13.3  Communications by Holders with Other
                                ------------------------------------
Holders.
-------

                  Securityholders may communicate pursuant to TIA
ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities.  The Issuers, the
Guarantors, the Trustee, the Registrar and any other person shall have the protection of TIAss.312(c).

                  Section 13.4  Certificate and Opinion as to Conditions
                                ----------------------------------------
Precedent.
---------

                  Upon any request or application by the Issuers to the
Trustee to take any action under this Indenture, the Issuers shall furnish to the Trustee:

                                            (1)  an Officers' Certificate (in
         form and substance reasonably satisfactory to the
         Trustee) stating that, in the opinion of the signers,
         all conditions precedent, if any, provided for in this
         Indenture relating to the proposed action have been
         complied with; and

                                            (2)  an Opinion of Counsel (in form
         and substance reasonably satisfactory to the Trustee)
         stating that, in the opinion of such counsel, all such
         conditions precedent have been complied with.

                  Section 13.5  Statements Required in Certificate or
                                -------------------------------------
Opinion.
-------

                                                   112

                  Each certificate or opinion with respect to compliance
with a condition or covenant provided for in this Indenture shall include:

                                            (1)  a statement that the person
         making such certificate or opinion has read such
         covenant or condition;

                                            (2)  a brief statement as to the
         nature and scope of the examination or investigation
         upon which the statements or opinions contained in such
         certificate or opinion are based;

                                            (3)  a statement that, in the
         opinion of such person, he has made such examination or
         investigation as is necessary to enable him to express
         an informed opinion as to whether or not such covenant
         or condition has been complied with; and

                                            (4)  a statement as to whether or
         not, in the opinion of each such person, such condition
         or covenant has been complied with; provided, however,
         that with respect to matters of fact an Opinion of
         Counsel may rely on an Officers' Certificate or
         certificates of public officials.

                  Section 13.6  Rules by Trustee, Paying Agent,
                                -------------------------------
Registrar.
---------

                  The Trustee may make reasonable rules for action by or
at a meeting of Securityholders.  The Paying Agent or Registrar may make reasonable rules for its functions.

                  Section 13.7  Legal Holidays.
                                --------------

                  A "Legal Holiday" used with respect to a particular
                     -------------
place of payment is a Saturday, a Sunday or a day on which
banking institutions in New York, New York are not required to be open.  If a payment date is a Legal Holiday in New York, New
York, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

                  Section 13.8  Governing Law.
                                -------------

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE
OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN

                                                   113

THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS
OF LAW.  THE ISSUERS AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMIT
TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE
BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT
SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN
RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR
RELATING TO THIS INDENTURE AND THE SECURITIES, AND IRREVOCABLY
ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND
UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.  THE
ISSUERS AND EACH GUARANTOR IRREVOCABLY WAIVE, TO THE FULLEST
EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY
JURY AND ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO
THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING
BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT,
ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT
IN AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL AFFECT THE RIGHT
OF THE TRUSTEE OR ANY SECURITYHOLDER TO SERVE PROCESS IN ANY
OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR
OTHERWISE PROCEED AGAINST THE ISSUERS OR ANY GUARANTOR IN ANY
OTHER JURISDICTION.

                  Section 13.9  No Adverse Interpretation of Other
                                ----------------------------------
Agreements.
----------

                  This Indenture may not be used to interpret another
indenture, loan or debt agreement of any of the Issuers, the
Guarantors or any of their Subsidiaries.  Any such indenture, loan or debt agreement may not be used to interpret this
Indenture.

                  Section 13.10  No Recourse Against Others.
                                 --------------------------

                  No direct or indirect stockholder, director, officer or
employee, as such, past, present or future of the Issuers, the
Guarantors or any successor entity shall have any personal
liability in respect of the obligations of the Issuers or the
Guarantors under the Securities or this Indenture by reason of his status as such stockholder, director, officer or employee, except to the extent such person is an Issuer or Guarantor.  Each
Securityholder by accepting a Security waives and releases all such liability.  Such waiver and release are part of the
consideration for the issuance of the Securities.

                  Section 13.11  Successors.
                                 ----------

                  All agreements of the Issuers and the Guarantors in
this Indenture and the Securities shall bind their successors.

                                                   114

All agreements of the Trustee in this Indenture shall bind its successor.

                  Section 13.12  Duplicate Originals.
                                 -------------------

                  All parties may sign any number of copies or
counterparts of this Indenture.  Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

                  Section 13.13  Severability.
                                 ------------

                  In case any one or more of the provisions in this
Indenture or in the Securities shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity,
legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent
permitted by law.

                  Section 13.14  Table of Contents, Headings, Etc.
                                 ---------------------------------

                  The Table of Contents, Cross-Reference Table and
headings of the Articles and the Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                                   115

                                                 SIGNATURE

                  IN WITNESS WHEREOF, the parties hereto have caused this
Indenture to be duly executed as of the date first written above.

                                        SUN INTERNATIONAL HOTELS LIMITED

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        SUN INTERNATIONAL NORTH AMERICA, INC.

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        THE BANK OF NEW YORK, as Trustee

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        GUARANTORS:

                                        SUN INTERNATIONAL BAHAMAS LIMITED

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        PARADISE ISLAND LIMITED

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        ISLAND HOTEL COMPANY LIMITED

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        PARADISE BEACH INN LIMITED

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        PARADISE ENTERPRISES LIMITED

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        PARADISE ACQUISITIONS LIMITED

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        SUN INTERNATIONAL MANAGEMENT LIMITED

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        SUN COVE, LTD.

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        GGRI, INC.

                                        By:  ______________________________
                                             Name:
                                             Title:

                                                                                            Exhibit A
                                                                                            ---------

                                           [FORM OF NOTE]

                                  SUN INTERNATIONAL HOTELS LIMITED
                                SUN INTERNATIONAL NORTH AMERICA, INC.

                                   8 7/8% SENIOR SUBORDINATED NOTES
                                              DUE 2011

                  Unless and until it is exchanged in whole or in
part for Securities in definitive form, this Security may
not be transferred except as a whole by the Depository to
a nominee of the Depository or by a nominee of the
Depository to the Depository or another nominee of the
Depository or by the Depository or any such nominee to a
successor Depository or a nominee of such successor
Depository.  Unless this certificate is presented by an
authorized representative of The Depository Trust Company
(55 Water Street, New York, New York) ("DTC"), to the
Issuers or their agent for registration of transfer,
exchange or payment, and any certificate issued is
registered in the name of Cede & Co. or such other name
as requested by an authorized representative of DTC (and
any payment is made to Cede & Co. or such other entity as
is requested by an authorized representative of DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the
registered owner hereof, Cede & Co., has an interest
herein. (1)

                  THE SECURITY (OR ITS PREDECESSOR)
                  EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN
                  A TRANSACTION EXEMPT FROM REGISTRATION
                  UNDER SECTION 5 OF THE UNITED STATES
                  SECURITIES ACT OF 1933, AS AMENDED (THE
                  "SECURITIES ACT"), AND THE SECURITY
                  EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD
                  OR OTHERWISE TRANSFERRED IN THE ABSENCE OF
                  SUCH REGISTRATION OR AN APPLICABLE
                  EXEMPTION THEREFROM.  EACH PURCHASER OF
--------
     1            This paragraph should only be added if the
                  Security is issued in global form.

                                                 A-1

                  THE SECURITY EVIDENCED HEREBY IS HEREBY
                  NOTIFIED THAT THE SELLER MAY BE RELYING ON
                  THE EXEMPTION FROM THE PROVISIONS OF
                  SECTION 5 OF THE SECURITIES ACT PROVIDED
                  BY RULE 144A THEREUNDER.  THE HOLDER OF
                  THE SECURITY EVIDENCED HEREBY AGREES FOR
                  THE BENEFIT OF THE ISSUERS THAT (A) SUCH
                  SECURITY MAY BE RESOLD, PLEDGED OR
                  OTHERWISE TRANSFERRED, ONLY (1)(a) TO A
                  PERSON WHO THE SELLER REASONABLY BELIEVES
                  IS A QUALIFIED INSTITUTIONAL BUYER (AS
                  DEFINED IN RULE 144A UNDER THE SECURITIES
                  ACT) IN A TRANSACTION MEETING THE
                  REQUIREMENTS OF RULE 144A, (b) IN A
                  TRANSACTION MEETING THE REQUIREMENTS OF
                  RULE 144 UNDER THE SECURITIES ACT, (c)
                  OUTSIDE THE UNITED STATES TO A FOREIGN
                  PERSON IN A TRANSACTION MEETING THE
                  REQUIREMENTS OF RULE 904 UNDER THE
                  SECURITIES ACT, (d) TO AN INSTITUTIONAL
                  ACCREDITED INVESTOR WITHIN THE MEANING OF
                  RULE 501(A)(1), (2), (3) OR (7) UNDER THE
                  SECURITIES ACT THAT IS ACQUIRING THE
                  SECURITY FOR ITS OWN ACCOUNT, OR FOR THE
                  ACCOUNT OF SUCH AN INSTITUTIONAL
                  ACCREDITED INVESTOR, IN EACH CASE IN A
                  MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES
                  OF $100,000, FOR INVESTMENT PURPOSES AND
                  NOT WITH A VIEW TO OR FOR OFFER OR SALE IN
                  CONNECTION WITH ANY DISTRIBUTION IN
                  VIOLATION OF THE SECURITIES ACT, OR (e) IN
                  ACCORDANCE WITH ANOTHER EXEMPTION FROM THE
                  REGISTRATION REQUIREMENTS OF THE
                  SECURITIES ACT (AND BASED IN THE CASE OF
                  (d) UPON DELIVERY OF A TRANSFEREE LETTER
                  OF REPRESENTATION AND IN THE CASE OF (b),
                  (c) AND (e) UPON AN OPINION OF COUNSEL IF
                  THE ISSUERS OR REGISTRAR SO REQUEST), (2)
                  TO THE ISSUERS OR (3) PURSUANT TO AN
                  EFFECTIVE REGISTRATION STATEMENT AND, IN
                  EACH CASE, IN ACCORDANCE WITH ANY
                  APPLICABLE SECURITIES LAWS OF ANY STATE OF
                  THE UNITED STATES OR ANY OTHER APPLICABLE
                  JURISDICTION AND (B) THE HOLDER WILL, AND
                  EACH SUBSEQUENT HOLDER IS REQUIRED TO,
                  NOTIFY ANY PURCHASER FROM IT OF THE
                  SECURITY EVIDENCED HEREBY OF THE RESALE
                  RESTRICTIONS SET FORTH IN (A) ABOVE.

                                                 A-2

                  THESE SECURITIES MAY BE TRANSFERRED ONLY
                  IN COMPLIANCE WITH APPLICABLE GAMING LAWS.

                  [THE RIGHTS ATTACHING TO THIS REGULATION
                  S TEMPORARY GLOBAL NOTE, AND THE
                  CONDITIONS AND PROCEDURES GOVERNING ITS
                  EXCHANGE FOR DEFINITIVE SECURITIES, ARE
                  AS SPECIFIED IN THE INDENTURE (AS DEFINED
                  HEREIN).  NEITHER THE HOLDER NOR THE
                  BENEFICIAL OWNERS OF THIS REGULATION S
                  TEMPORARY GLOBAL SECURITY SHALL BE
                  ENTITLED TO RECEIVE CASH PAYMENTS OF
                  INTEREST DURING THE PERIOD WHICH SUCH
                  HOLDER HOLDS THIS SECURITY.  NOTHING IN
                  THIS LEGEND SHALL BE DEEMED TO PREVENT
                  INTEREST FROM ACCRUING ON THIS NOTE.] (2)

If a Holder or a beneficial owner of a Note is required
by any Gaming Authority to be found suitable, the Holder
shall apply for a finding of suitability within 30 days
after a Gaming Authority request or sooner if so required
by such Gaming Authority.  The applicant for a finding of
suitability must pay all costs of the investigation for
such finding of suitability.  If a Holder or beneficial
owner is required to be found suitable and is not found
suitable by a Gaming Authority, the Holder shall, to the
extent required by applicable law, dispose of his
Securities within 30 days or within that time prescribed
by a Gaming Authority, whichever is earlier.  If the
Holder fails to dispose of his Securities within such
time period, the Issuers may, at their option, redeem
such Holder's Securities at, depending on applicable law,
(i) the principal amount thereof, together with accrued
and unpaid interest (and Liquidated Damages, if any) to
the date of the finding of unsuitability by a Gaming
Authority, (ii) the amount that such Holder paid for the
Securities, (iii) the fair market value of the
Securities, (iv) the lowest of clauses (i), (ii) and
(iii), or (v) such other amount as may be determined by
the appropriate Gaming Authority.
--------
     2           To be included only on Reg S Temporary Global Securities

                                                 A-3

                                                                CUSIP NO.______

No.                                                                   $

                  Sun International Hotels Limited, an international
business company organized under the laws of the Commonwealth of The Bahamas ("Sun International"), and Sun International
North America, Inc., a Delaware corporation and a wholly
owned subsidiary of Sun International ("SINA" and, together
with Sun International, the "Issuers," which term includes
any successor corporation under the Indenture hereinafter
referred to), for value received, hereby promise, jointly and severally, to pay to _____, or registered assigns, the
principal sum of _____ Dollars, on August 15, 2011.

                  Interest Payment Dates: February 15 and August 15.

                  Record Dates: February 1 and August 1.

                  Reference is made to the further provisions of this
Security on the reverse side, which will, for all purposes,
have the same effect as if set forth at this place.

                                                     A-4

                  IN WITNESS WHEREOF, each of the Issuers have caused
this Instrument to be duly executed under its corporate seal.

                                        SUN INTERNATIONAL HOTELS LIMITED

                                        By:  ______________________________
                                             Name:
                                             Title:

Attest: _______________

                                        SUN INTERNATIONAL NORTH AMERICA, INC.

                                        By:  ______________________________
                                             Name:
                                             Title:

Attest: _______________

                                                         A-5

                   [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                  This is one of the Securities described in the within-
mentioned Indenture.

Dated:
                                        THE BANK OF NEW YORK,
                                        As Trustee

                                        By:  ______________________________
                                              Authorized Signatory

                                                         A-6

                                              (Reverse of Note)

                                      SUN INTERNATIONAL HOTELS LIMITED
                                    SUN INTERNATIONAL NORTH AMERICA, INC.

                                       8 7/8% SENIOR SUBORDINATED NOTES
                                                  DUE 2011

1.  Interest.
    --------

                  Sun International Hotels Limited, an international
business company organized under the laws of the Commonwealth of The Bahamas ("Sun International"), and Sun International
North America, Inc., a Delaware corporation and a wholly
owned subsidiary of Sun International ("SINA" and, together
with Sun International, the "Issuers"), jointly and
severally, promise to pay interest on the principal amount of this Security at a rate of 8 7/8% per annum.  To the extent it is lawful, the Issuers promise to pay interest on any
interest payment due but unpaid on such principal amount at a rate of 8 7/8% per annum compounded semi-annually.

                  The Issuers will pay interest semi-annually on
February 15 and August 15 of each year (each, an "Interest
                                                  --------
Payment Date"), commencing February 15, 2002.  Interest on
------------
the Securities will accrue from the most recent date to which interest has been paid on the Securities pursuant to the
Indenture or, if no interest has been paid, from August 14,
2001.  Interest will be computed on the basis of a 360-day
year consisting of twelve 30-day months.

2.  Method of Payment.
    -----------------

                  The Issuers shall pay interest (and Liquidated
Damages, if any) on the Securities (except defaulted
interest) to the persons who are the registered Holders at
the close of business on the Record Date immediately
preceding the Interest Payment Date.  Holders must surrender
Securities to a Paying Agent to collect principal payments.
Except as provided below, the Issuers shall pay principal and interest (and Liquidated Damages, if any) in such coin or
currency of the United States of America as at the time of
payment shall be legal tender for payment of public and
private debts ("Cash").  The Securities will be payable as to principal, premium and interest (and Liquidated Damages, if
any) at the office or agency of the Issuers maintained for
such purpose within the City and State of New York or, at the

                                                    A-7

option of the Issuers, payment of principal, premium and
interest (and Liquidated Damages, if any) may be made by
check mailed to the Holders at their addresses set forth in
the register of Holders, and provided that payment by wire
                             --------
transfer of immediately available funds will be required with respect to principal of and interest (and Liquidated Damages, if any) and premium on all Global Securities and all other
Securities the Holders of which shall have provided written
wire transfer instructions to the Issuers and the Paying
Agent.

3.  Paying Agent and Registrar.
    --------------------------

                  Initially, The Bank of New York (the "Trustee")
                                                        -------
will act as Paying Agent and Registrar.  The Issuers may
change any Paying Agent, Registrar or Co-registrar without
notice to the Holders.  The Issuers or any of their
respective Subsidiaries may, subject to certain exceptions,
act as Paying Agent, Registrar or Co-registrar.

4.  Indenture.
    ---------

                  The Issuers issued the Securities under an
Indenture, dated as of August 14, 2001 (the "Indenture"),
                                             ---------
among the Issuers, the Guarantors named therein and the
Trustee.  Capitalized terms herein are used as defined in the
Indenture unless otherwise defined herein.  The terms of the
Securities include those stated in the Indenture and those
made part of the Indenture by reference to the Trust
Indenture Act, as in effect on the date of the Indenture.
The Securities are subject to all such terms, and Holders of
Securities are referred to the Indenture and said Act for a
statement of them.  The Securities are senior subordinated
obligations of the Issuers.

5.  Redemption.
    ----------

                  Except as provided in this Paragraph 5 or as
provided in Sections 3.1 or 3.2 of the Indenture, the Issuers
shall not have the right to redeem any Securities.  The
Securities are redeemable in whole or from time to time in
part at any time on or after August 15, 2006 at the option of the Issuers, at the Redemption Price (expressed as a
percentage of principal amount) set forth below, if redeemed during the 12-month period commencing August 15 of each of
the years indicated below, in each case (subject to the right of Holders of record on the Record Date to receive interest
due on an Interest Payment Date that is on or prior to such

                                                    A-8

Redemption Date), plus any accrued but unpaid interest (and
Liquidated Damages, if any) to the Redemption Date.

                  Year                                                   Redemption Price
                  ----                                                   ----------------

                  2006....................................................       104.438%
                  2007....................................................       102.958%
                  2008....................................................       101.479%
                  2009 and thereafter.....................................       100.000%

                  On or prior to August 15, 2004, upon one or more
Qualified Equity Offerings, up to 35% aggregate principal
amount of the Securities issued pursuant to the Indenture may be redeemed at the option of the Issuers with cash from the
Net Cash Proceeds of such Qualified Equity Offering, at
108.875% of the principal amount thereof (subject to the
right of Holders of record on a Record Date to receive
interest due on an Interest Payment Date that is on or prior to such Redemption Date), plus accrued but unpaid interest
(and Liquidated Damages, if any) to the date of redemption;
provided, however, that immediately following each such
--------  -------
redemption not less than 65% aggregate principal amount of
the Securities issued pursuant to the Indenture are
outstanding, provided, further that such redemption shall
             --------  -------
occur within 60 days of such Qualified Equity Offering.

                  The Securities may be redeemed at the option of the
Issuers, in whole but not in part, upon not less than 30 nor more than 60 days' notice given as provided herein, at any
time at a redemption price equal to the principal amount
thereof, plus accrued and unpaid interest, if any, thereon,
plus Liquidated Damages, if any, to the date fixed for
redemption if, as a result of any change in or amendment to
the laws, treaties, rulings or regulations of The Bahamas, or of any political subdivision or taxing authority thereof or
therein, or any change in the official position of the
applicable taxing authority regarding the application or
interpretation of such laws, treaties, rulings or regulations
(including a holding judgment or order of a court of
competent jurisdiction) or any execution thereof or amendment thereto, which is enacted into law or otherwise becomes
effective after the Issue Date, either Issuer is or would be required on the next succeeding Interest Payment Date to pay
Additional Amounts on the Securities as a result of the
imposition of a Bahamian tax and the payment of such
Additional Amounts cannot be avoided by the use of any
reasonable measures available to the Issuers which do not
cause the Issuers to incur any material costs.  The Issuers

                                                    A-9

shall also pay to holders on the redemption date any
Additional Amounts then due and which will become due as a
result of the redemption would otherwise be payable.

                  If a Holder or a beneficial owner of a Note is
required by any Gaming Authority to be found suitable, the
Holder shall apply for a finding of suitability within 30
days after a Gaming Authority request or sooner if so
required by such Gaming Authority.  The applicant for a
finding of suitability must pay all costs of the
investigation for such finding of suitability.  If a Holder
or beneficial owner is required to be found suitable and is
not found suitable by a Gaming Authority, the Holder shall,
to the extent required by applicable law, dispose of his
Securities within 30 days or within that time prescribed by a
Gaming Authority, whichever is earlier.  If the Holder fails to dispose of his Securities within such time period, the
Issuers may, at their option, redeem such Holder's Securities at, depending on applicable law, (i) the principal amount
thereof, together with accrued and unpaid interest (and
Liquidated Damages, if any) to the date of the finding of
unsuitability by a Gaming Authority, (ii) the amount that
such Holder paid for the Securities, (iii) the fair market
value of the Securities, (iv) the lowest of clauses (i), (ii)
and (iii), or (v) such other amount as may be determined by
the appropriate Gaming Authority.

                  Any redemption of the Securities shall comply with
Article III of the Indenture.

6.  Notice of Redemption.
    --------------------

                  Except as required by a Gaming Authority with
respect to a redemption provided for in Section 3.2 of the
Indenture, notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the
Redemption Date (unless a shorter notice shall be required by any Governmental Authority) to each Holder of Securities to
be redeemed at his registered address.  Securities in
denominations larger than $1,000 may be redeemed in part.

                  Except as set forth in the Indenture, from and
after any Redemption Date, if monies for the redemption of
the Securities called for redemption shall have been
deposited with the Paying Agent on such Redemption Date, the
Securities called for redemption will cease to bear interest and the only right of the Holders of such Securities will be to receive payment of the Redemption Price, plus any accrued

                                                    A-10

but unpaid interest (and Liquidated Damages, if any) to the
Redemption Date.

7.  Denominations; Transfer; Exchange.
    ---------------------------------

                  The Securities are in registered form, without
coupons, in denominations of $1,000 and integral multiples of
$1,000.  A Holder may register the transfer of, or exchange
Securities in accordance with, the Indenture.  The Registrar may require a Holder, among other things, to furnish
appropriate endorsements and transfer documents and to pay
any taxes and fees required by law or permitted by the
Indenture.  The Registrar need not register the transfer of
or exchange any Securities selected for redemption.

8.  Persons Deemed Owners.
    ---------------------

                  The registered Holder of a Security may be treated
as the owner of it for all purposes.

9.  Unclaimed Money.
    ---------------

                  If money for the payment of principal or interest
remains unclaimed for two years, the Trustee and the Paying
Agent(s) will pay the money back to the Issuers at their
written request.  After that, all liability of the Trustee
and such Paying Agent(s) with respect to such money shall
cease.

10.  Discharge Prior to Redemption or Maturity.
     -----------------------------------------

                  If the Issuers at any time deposit into an
irrevocable trust with the Trustee Cash or U.S. Government
Obligations sufficient to pay the principal of and interest
(and Liquidated Damages, if any) on the Securities to
redemption or maturity and comply with the other provisions
of the Indenture relating thereto, the Issuers will be
discharged from certain provisions of the Indenture and the
Securities (including the financial covenants, but excluding their obligation to pay the principal of and interest (and
Liquidated Damages, if any) on the Securities).  Upon
satisfaction of certain additional conditions set forth in
the Indenture, the Issuers may elect to have their
obligations with respect to outstanding Securities
discharged.

11.  Amendment; Supplement; Waiver.
     -----------------------------

                                                    A-11

                  Subject to certain exceptions, the Indenture or the
Securities may be amended or supplemented with the written
consent of the Holders of a majority in aggregate principal
amount of the Securities then outstanding, and any existing
Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority
in aggregate principal amount of the Securities then
outstanding.  Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the
Securities to, among other things, cure any ambiguity, defect or inconsistency, comply with the TIA or make any other
change that does not adversely affect the rights of any
Holder of a Security.

12.  Restrictive Covenants.
     ---------------------

                  The Indenture imposes certain limitations on the
ability of the Issuers and their respective Subsidiaries to, among other things, incur additional Indebtedness and
Disqualified Capital Stock, make payments in respect of its
Capital Stock, enter into transactions with Affiliates, incur
Liens, merge or consolidate with any other person and sell,
lease, transfer or otherwise dispose of substantially all of its properties or assets.  The limitations are subject to a
number of important qualifications and exceptions.  The
Issuers must annually report to the Trustee on compliance
with such limitations.

13.  Change of Control.
     -----------------

                  In the event there shall occur any Change of
Control Triggering Event, each Holder of Securities shall
have the right, at such Holder's option but subject to the
limitations and conditions set forth in the Indenture, to
require the Issuers to purchase on the Change of Control
Purchase Date in the manner specified in the Indenture, all
or any part (in integral multiples of $1,000) of such
Holder's Securities at a cash price equal to 101% of the
principal amount thereof, together with accrued but unpaid
interest (and Liquidated Damages, if any) to and including
the Change of Control Purchase Date.

14.      Certain Asset Sales.
         -------------------

                  The Indenture imposes certain limitations on the
ability of the Issuers to sell assets.  In the event the
proceeds from a permitted Asset Sale exceed certain amounts, as specified in the Indenture, the Issuers generally will be

                                                    A-12

required either to reinvest the proceeds of such Asset Sale
in their business, use such proceeds to retire debt, or to
make an asset sale offer to purchase a certain amount of
Indebtedness, including each Holder's Securities at 100% of
the principal amount thereof, plus accrued interest, if any, to the purchase date, as more fully set forth in the
Indenture

15.  Gaming Laws.
     -----------

                  The rights of the Holder of this Security and any
owner of any beneficial interest in this Security are subject to various gaming laws and the jurisdiction and requirements of the Gaming Authorities and the further limitations and
requirements set forth in the Indenture.

16.  Ranking.
     -------

                  Payment of principal, premium, if any, and interest
on the Securities is subordinated, in the manner and to the
extent set forth in the Indenture, to the prior payment in
full of all Senior Debt.

17.  Successors.
     ----------

                  When a successor assumes all the obligations of its
predecessor under the Securities and the Indenture, the
predecessor will be released from those obligations.

18.  Defaults and Remedies.
     ---------------------

                  If an Event of Default occurs and is continuing,
the Trustee or the Holders of at least 25% in aggregate
principal amount of Securities then outstanding may declare
all the Securities to be due and payable immediately in the
manner and with the effect provided in the Indenture.
Holders of Securities may not enforce the Indenture or the
Securities except as provided in the Indenture.  The Trustee may require indemnity satisfactory to it before it enforces
the Indenture or the Securities.  Subject to certain
limitations, Holders of a majority in aggregate principal
amount of the Securities then outstanding may direct the
Trustee in its exercise of any trust or power.

19.  Trustee Dealings with Company.
     -----------------------------

                  The Trustee under the Indenture, in its individual
or any other capacity, may make loans to, accept deposits

                                                    A-13

from, and perform services for the Issuers or their
respective Affiliates, and may otherwise deal with the
Issuers or their Affiliates as if it were not the Trustee.

20.  No Recourse Against Others.
     --------------------------

                  No direct or indirect stockholder, director,
officer or employee, as such, past, present or future of the
Issuers, the Guarantors or any successor entity shall have
any personal liability in respect of the obligations of the
Issuers or the Guarantors under the Securities or the
Indenture by reason of his status as such stockholder,
director, officer or employee, except to the extent such
person is an Issuer or Guarantor.  Each Holder of a Security by accepting a Security waives and releases all such
liability.  The waiver and release are part of the
consideration for the issuance of the Securities.

21.  Authentication.
     --------------

                  This Security shall not be valid until the Trustee
or authenticating agent signs the certificate of
authentication on the other side of this Security.

22.  Abbreviations and Defined Terms.
     -------------------------------

                  Customary abbreviations may be used in the name of
a Holder of a Security or an assignee, such as: TEN COM (=
tenants in common), TEN ENT (= tenants by the entireties), JT
TEN (= joint tenants with right of survivorship and not as
tenants in common), CUST (= Custodian), and U/G/M/A (=
Uniform Gifts to Minors Act).

23.      CUSIP Numbers.
         -------------

                  Pursuant to a recommendation promulgated by the
Committee on Uniform Security Identification Procedures, the
Issuers will cause CUSIP numbers to be printed on the
Securities as a convenience to the Holders of the Securities.
No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

24.      Governing Law.
         -------------

                  The Indenture and the Securities shall be governed
by and construed in accordance with the internal laws of the
State of New York.

                                                    A-14

                                            [FORM OF ASSIGNMENT]

                                       I or we assign this Security to

_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
(Print or type name, address and zip code of assignee)

                  Please insert Social Security or other identifying
number of assignee _________________

and irrevocably appoint ___________ agent to transfer this
Security on the books of the Issuers.  The  agent may
substitute another to act for him.

Dated:  __________ Signed: __________________________________________________________

     __________________________________________________________
     (Sign exactly as your name appears on the other side of
                       this Security)

Signature guarantee:_________________________________________

Signatures must be guaranteed by an "eligible institution"
meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer
Agent Medallion Program ("STAMP") or such other "signature
guarantee program" as may be determined by the Registrar in
addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                    A-15

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security
purchased by the Issuers pursuant to Section 4.13 or Article
X of the Indenture, check the appropriate box:

|_| Section 4.13
|_| Article X

                  If you want to elect to have only part of this
Security purchased by the Issuers pursuant to the Indenture, state the principal amount you want to have purchased:
$_________________

Date:  ________________ Signature:__________________________________
       (Sign exactly as your name appears on the other side of
         this Security)

Signature guarantee:___________________________________

Signatures must be guaranteed by an "eligible institution"
meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer
Agent Medallion Program ("STAMP") or such other "signature
guarantee program" as may be determined by the Registrar in
addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                    A-16

                  SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITIES (3)

                  The following exchanges of a part of this Global
Security for Definitive Securities have been made:

                                                                                             Signature of
                          Amount of                Amount of          Principal Amount       authorized
                          decrease in              increase in        of this Global         signatory of
                          Principal Amount         Principal Amount   Security following     Trustee or
                          of this Global           of this Global     such decrease (or      Securities
Date of Exchange          Security                 Security           increase)              Custodian
----------------------------------------------------------------------------------------------------------

--------
     3   This schedule should only be added if the Secu
         rity is issued in global form.

                                                A-17

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF
TRANSFER OF SECURITIES (4)

Re:      8 7/8% SENIOR SUBORDINATED NOTES DUE 2011 OF SUN
         INTERNATIONAL HOTELS LIMITED AND SUN INTERNATIONAL
         NORTH AMERICAS, INC.

         This Certificate relates to $______ principal amount of
Securities held in (5)|_| book-entry or |_| definitive form by
_______ (the "Transferor").

The Transferor:

|_| has requested the Trustee by written order to deliver in
exchange for its beneficial interest in the Global Security
held by the Depository a Security or Securities in
definitive, registered form of authorized denominations and
an aggregate principal amount equal to its beneficial
interest in such Global Security (or the portion thereof
indicated above); or

|_| has requested the Trustee by written order to exchange or
register the transfer of a Security or Securities.

                  In connection with such request and in respect of
each such Security, the Transferor does hereby certify that
Transferor is familiar with the Indenture relating to the
above-captioned Securities and as provided in Section 2.6 of such Indenture, the transfer of this Security does not
require registration under the Securities Act (as defined
below) because:5

|_| Such Security is being acquired for the Transferor's own
account, without transfer (in satisfaction of Section
2.6(a)(ii)(A) or Section 2.6(d)(i)(A) of the Indenture).

--------
     4            The following should be included only for Orig
                  inal Securities.
     5            Check applicable box.

                                                A-18

|_| Such Security is being transferred to a "qualified
institutional buyer" (as defined in Rule 144A under the
Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A (in satisfaction of Section
2.6(a)(ii)(B) or Section 2.6(d)(i)(B) of the Indenture).

|_| Such Security is being transferred in accordance with (i)
Rule 144 or Regulation S under the Securities Act,
(ii) pursuant to an effective registration statement under
the Securities Act, (iii) to an "institutional accredited
investor" within the meaning of Rule 501(A)(1), (2), (3) or
(7) under the Securities Act that is acquiring the Security
for its own account, or for the account of such an
institutional accredited investor, in each case in a minimum principal amount of $100,000, not with a view to or for offer or sale in connection with any distribution in violation of
the Securities Act or (iv) in reliance on another exemption
from registration under the Securities Act (in satisfaction
of Section 2.6(a)(ii)(C) or Section 2.6(d)(i)(C) of the
Indenture).  To effect such transfer, the Registrar or the
Issuers may require delivery of an Opinion of Counsel and in case of a transfer pursuant to clause (iii) above, will
require a transferee letter of representation.

                                        ______________________________________
                                        [INSERT NAME OF TRANSFEROR]

                                        By:____________________________________

Dated:___________________

                                                A-19

                                                                                            EXHIBIT B
                                                                                            ---------

                                          FORM OF GUARANTEE
                                          -----------------

                  For value received, __________________, a
_______________ corporation, hereby irrevocably,
unconditionally guarantees on a senior subordinated basis to the Holder of the Security upon which this Guarantee is
endorsed and to the Trustee (i) the due and punctual payment, as set forth in the Indenture pursuant to which such Security and this Guarantee were issued, of the principal of, premium
(if any) and interest (and Liquidated Damages, if any) on
such Security when and as the same shall become due and
payable for any reason according to the terms of such
Security and Article XI of the Indenture, (ii) the payment or performance of all other obligations of the Issuers to the
Holders or the Trustee under the Indenture or the Securities and (iii) in case of any extension of time of payment or
renewal of any Securities or any of such other obligations,
the payment in full when due or performance in accordance
with the terms of the extension or renewal.  The Guarantee of the Security upon which this Guarantee is endorsed will not
become effective until the Trustee signs the certificate of
authentication on such Security.

                                        ________________________________________

                                        By:_____________________________________

                                        Attest:_________________________________

252839-Los Angeles S2A
                                                 B-1